Bridgeway Funds

A no-load mutual fund family

PROSPECTUS
October 31, 2020

AGGRESSIVE INVESTORS 1 FUND	BRAGX

ULTRA-SMALL COMPANY FUND	BRUSX
(Open to Existing Investors – Direct Only)

ULTRA-SMALL COMPANY MARKET FUND	BRSIX

SMALL-CAP GROWTH FUND	BRSGX

SMALL-CAP VALUE FUND	BRSVX

BLUE CHIP FUND	BRLIX

MANAGED VOLATILITY FUND	BRBPX

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (bridgewayfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 800-661-3550.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with a Fund, you can call 800-661-3550 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held in your account if you invest through your financial intermediary or all Funds held with the fund complex if you invest directly with a Fund.

bridgewayfunds.com

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

This prospectus presents concise information about Bridgeway Funds, Inc. (“Bridgeway Funds”) that you should know before investing. Please keep it for future reference. Text in shaded boxes is intended to help you understand or interpret other information presented nearby.

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FUND SUMMARY: AGGRESSIVE INVESTORS 1 FUND

Investment Objective:

The Aggressive Investors 1 Fund (the “Fund”) seeks to exceed the stock market total return (primarily through capital appreciation) at a level of total risk roughly equal to that of the stock market over longer periods of time (three year intervals or more).

Fees and Expenses of the Fund:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (paid directly from your investment)
Sales Charge (Load) Imposed on Purchases	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fees	None
Exchange Fees	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees[1]	0.90%	[2]
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.32%
Total Annual Fund Operating Expenses	1.22%

1 The Management Fee is comprised of a base fee, which is applied to the Fund’s average annual net assets, and a performance adjustment, which adjusts the fee upward or downward depending on the Fund’s performance relative to the S&P 500 Index over a rolling five-year performance period, and is applied to the Fund’s average daily net assets over this same period. No performance adjustment will be made to the fee if the cumulative difference between the Fund’s performance and that of the Index does not exceed a specified threshold over the performance period. As a result, the Management Fee may change from year to year. For further information, please see the section “Management of the Fund”.

2 The Management Fee for the Fund has been restated to reflect only the base management fee payable under the Fund’s performance-based management fee structure. The total actual management fee for the fiscal year ended June 30, 2020 was -0.04%. The actual total management fee for the prior fiscal year was negative due to the negative performance adjustment of the investment management fee under the Fund’s performance-based management fee structure. As a result of the restatement, the Management Fee shown in the table above will be higher than that included in the expense ratio shown in the Financial Highlights table for the Fund.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the

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FUND SUMMARY: AGGRESSIVE INVESTORS 1 FUND

Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years

$124	$387	$670	$1,477

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 125% of the average value of its portfolio.

Principal Investment Strategies:

The Fund invests in a diversified portfolio of common stocks of companies of any size that are listed on the New York Stock Exchange, NYSE American and NASDAQ. Bridgeway Capital Management, Inc. (the “Adviser”) selects stocks for the Fund using a statistical approach. The Fund seeks to achieve the risk objective by investing in stocks that the Adviser believes have a lower probability of price decline over the long term, though the stock price may be more volatile in the short term. The Fund may invest in stocks for which there is relatively low market liquidity, as periodically determined by the Adviser based on the stock’s trading volume. The Fund may also use aggressive investment techniques such as:

•	leveraging (borrowing up to 50% of its net assets from banks),
•

purchasing and selling futures and options on individual stocks and stock market indexes to increase or decrease the Fund’s exposure to stock market risk in order to attempt to maintain a more constant level of risk,

•	purchasing and selling financial or commodity futures and options to diversify risk,
•	entering into short-sale transactions (up to 20% of its total assets),
•	investing up to 20% of its total assets in a single company,
•	investing up to 15% of its total assets in foreign securities (as defined below), and
•	short-term trading (buying and selling the same security in less than a three-month timeframe).

For purposes of the Fund’s investments, “foreign securities” means those securities issued by companies: (i) that are domiciled in a country other than the U.S.; and (ii) that derive 50% or more of their total revenue from activities outside of the U.S.

Although the Fund seeks investments across a number of sectors, from time to time, based on economic conditions, the Fund may have significant positions in particular sectors.

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FUND SUMMARY: AGGRESSIVE INVESTORS 1 FUND

The Fund may invest a high percentage of its assets in a smaller number of companies than other mutual funds.

The Fund may engage in active and frequent trading of portfolio securities.

Principal Risks:

Market Risk—Shareholders of the Fund are exposed to higher risk than the stock market as a whole and could lose money. This may be due to numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuation of other stock markets around the world. The global pandemic outbreak of an infectious respiratory illness caused by a novel coronavirus known as COVID-19 has resulted in substantial market volatility and global business disruption, affecting the global economy and the financial health of individual companies in significant and unforeseen ways. The duration and future impact of COVID-19 are currently unknown, which may exacerbate the other risks that apply to the Fund and could negatively affect Fund performance and the value of your investment in the Fund.

Small-Cap Company Risk—Since the Fund invests in companies of any size and because there are a larger number of small and less liquid companies that the Fund could invest in, the Fund may bear the short-term risk (volatility) associated with small companies, especially in the early stages of an economic or stock market downturn.

Sector Risk—Companies with similar characteristics may be grouped together in broad categories called sectors. A certain sector may underperform other sectors or the market as a whole. As the Adviser allocates more of the Fund’s portfolio holdings to a particular sector, the Fund’s performance will be more susceptible to any economic, business or other developments which generally affect that sector.

Derivatives Risk—The Fund may also exhibit higher volatility due to the use of aggressive investment techniques including futures, options, and leverage. Futures and options may not always be successful hedges, and their prices can be highly volatile. They may not always successfully manage risk. Using futures and options could lower a Fund’s total return, and the potential loss from the use of futures can exceed a Fund’s initial investment in such contracts.

Leveraging Risk—Leverage created from borrowing may impair the Fund’s liquidity, cause it to liquidate positions at an unfavorable time, increase volatility or otherwise not achieve its intended objective.

Short-Sale Risk—Individual short-sale positions can theoretically expose the Fund to unlimited loss on such positions, although the Adviser seeks to mitigate this potential loss by limiting a single short-sale position to 2.5% of the Fund’s net assets at the time of opening the position.

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FUND SUMMARY: AGGRESSIVE INVESTORS 1 FUND

High Portfolio Turnover Risk—A higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Fund’s performance and may increase share price volatility. Moreover, a higher portfolio turnover rate may result in higher taxes when Fund shares are held in a taxable account.

Focus Investing Risk—The Fund may invest a high percentage of its assets in a small number of companies, which may add to Fund volatility.

Management and Operational Risk—The Adviser uses statistical analyses and models to select investments for the Fund. Any imperfections, errors or limitations in the models or analyses and therefore any decisions made in reliance on such models or analyses could expose the Fund to potential risks. In addition, the models used by the Adviser assume that certain historical statistical relationships will continue. These models are constructed based on historical data supplied by third parties and, as a result, the success of relying on such models may depend heavily on the accuracy and reliability of the supplied historical data.

Foreign Securities Risk—Investments in foreign securities can be more volatile than investments in U.S. securities. Foreign securities can be adversely affected by political, economic and market developments abroad that may not necessarily affect the U.S. economy or companies located in the United States.

Performance: The bar chart and table below provide an indication of the risk of investing in the Fund. The bar chart shows how the Fund’s performance has varied on a calendar year basis. The table shows how the Fund’s average annual returns for various periods compare with the S&P 500® Index, which is an unmanaged, market value weighted index that measures the performance of 500 large companies and is considered a broad measure of market performance. In addition, the Fund’s performance is compared to the Russell 2000® Index, an unmanaged, market value weighted index that measures the performance of the 2,000 companies that are between the 1,000th and 3,000th largest in the market with dividends reinvested. This information is based on past performance. Past performance (before and after taxes) does not guarantee future results. Updated performance information is available on the Fund’s website at bridgewayfunds.com or by calling 800-661-3550.

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FUND SUMMARY: AGGRESSIVE INVESTORS 1 FUND

Aggressive Investors 1 Fund

Year by Year % Returns as of 12/31 of Each Year

Return from 1/1/20 through 9/30/20 was -3.43%.

During the periods illustrated in this bar chart, the Fund’s highest quarterly return and lowest quarterly return were:

	Quarter	Total Return
Highest Return:	Q4 10	14.79%
Lowest Return:	Q3 11	-26.66%

Average Annual Total Returns (For the periods ended 12/31/19)

	1 Year	5 Years	10 Years
Return Before Taxes	21.85%	3.82%	9.74%
Return After Taxes on Distributions[1]	21.48%	3.21%	9.22%
Return After Taxes on Distributions and Sale of Fund Shares[1]	13.20%	2.89%	7.92%
S&P 500® Index (reflects no deductions for fees, expenses or taxes)	31.49%	11.70%	13.56%
Russell 2000® Index (reflects no deductions for fees, expenses or taxes)	25.52%	8.23%	11.83%

1 After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement plans.

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FUND SUMMARY: AGGRESSIVE INVESTORS 1 FUND

Management of the Fund

Investment Adviser:

Bridgeway Capital Management, Inc.

Portfolio Managers:

The Fund is team managed jointly and primarily by the Adviser’s investment management team.

Name	Title	Length of Service
John Montgomery	Chief Investment Officer, Portfolio Manager	Since Fund inception (1994)
Elena Khoziaeva, CFA	Portfolio Manager	Since 2005
Michael Whipple, CFA, FRM	Portfolio Manager	Since 2005

Purchase and Sale of Fund Shares:

To open and maintain an account*	$2,000
Additional purchases*	$50 by systematic purchase plan $100 by check, exchange, wire, or electronic bank transfer (other than systematic purchase plan)

* Some retirement plans and health savings accounts may have lower minimum initial investments.

In general, you can buy or sell (redeem) shares of the Fund by mail, wire or telephone on any business day.

Tax Information:

The Fund intends to make distributions that may be taxed to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Withdrawals from such tax-advantaged arrangements may be taxed as ordinary income when withdrawn from the account.

Financial Intermediary Compensation:

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for providing shareholder services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. Ask your broker/dealer or other intermediary or visit your financial intermediary’s website for more information.

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FUND SUMMARY: ULTRA-SMALL COMPANY FUND

Investment Objective:

The Ultra-Small Company Fund (the “Fund”) seeks to provide a long-term total return on capital, primarily through capital appreciation.

Fees and Expenses of the Fund:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (paid directly from your investment)
Sales Charge (Load) Imposed on Purchases	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fees	None
Exchange Fees	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.93%
Distribution and/or Service (12b-1) Fees	None
Acquired Fund Fees and Expenses[1]	0.74%
Other Expenses	0.39%
Total Annual Fund Operating Expenses[2]	2.06%

1 Acquired Fund Fees and Expenses are expenses incurred by the Fund through its ownership of shares in other investment companies, including business development companies.

2 Total Annual Fund Operating Expenses do not correlate to the expense ratio in the Financial Highlights, which reflects operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years

$209	$646	$1,108	$2,390

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating

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FUND SUMMARY: ULTRA-SMALL COMPANY FUND

expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 104% of the average value of its portfolio.

Principal Investment Strategies:

The Fund invests in a diversified portfolio of common stocks of ultra-small companies. Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in ultra-small company stocks based on company size at the time of purchase. For purposes of the Fund’s investments, “ultra-small companies” are defined as those: (i) companies that have a market capitalization the size of the smallest 20% of companies listed on the New York Stock Exchange; or (ii) companies with a capitalization that falls within the range of capitalization of companies included in the Cap-Based Portfolio 9 Index or the Cap-Based Portfolio 10 Index as defined by the University of Chicago’s Center for Research in Security Prices (“CRSP”). A majority of these stocks are listed on NASDAQ. On June 30, 2020, the stocks in this group generally had a market capitalization of less than $419 million. Bridgeway Capital Management, Inc. (the “Adviser”) selects stocks for the Fund using a statistical approach.

The Fund may invest up to 15% of its total assets in foreign securities. For purposes of the Fund’s investments, “foreign securities” means those securities issued by companies: (i) that are domiciled in a country other than the U.S.; and (ii) that derive 50% or more of their total revenue from activities outside of the U.S.

Although the Fund seeks investments across a number of sectors, from time to time, based on portfolio positioning to reflect its benchmark, the Fund may have significant positions in particular sectors.

The Fund may engage in active and frequent trading of portfolio securities.

The Fund may purchase stock market index futures in order to equitize cash.

Principal Risks:

Ultra-Small Company Risk—The market prices of ultra-small company shares typically exhibit greater volatility than small-company shares and even micro-cap company shares and much greater volatility than large-company shares. Therefore, shareholders of this Fund are exposed to higher risk and could lose money.

Market Risk—The Fund is also subject to the risk that ultra-small company stocks will underperform other kinds of investments for a period of time. This may be due to numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuation of other stock markets around the world. The global pandemic outbreak of an infectious respiratory illness caused by a novel coronavirus known as COVID-19 has resulted in substantial market volatility and global business

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FUND SUMMARY: ULTRA-SMALL COMPANY FUND

disruption, affecting the global economy and the financial health of individual companies in significant and unforeseen ways. The duration and future impact of COVID-19 are currently unknown, which may exacerbate the other risks that apply to the Fund and could negatively affect Fund performance and the value of your investment in the Fund.

Sector Risk—Companies with similar characteristics may be grouped together in broad categories called sectors. A certain sector may underperform other sectors or the market as a whole. As the Adviser allocates more of the Fund’s portfolio holdings to a particular sector, the Fund’s performance will be more susceptible to any economic, business or other developments which generally affect that sector.

High Portfolio Turnover Risk—A higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Fund’s performance and may increase share price volatility. Moreover, a higher portfolio turnover rate may result in higher taxes when Fund shares are held in a taxable account.

Derivatives Risk—The Fund’s use of futures to equitize cash may increase the volatility of the Fund and, if the transaction is not successful, could result in a loss to the Fund. The use of futures could produce disproportionate gains or losses, more than the principal amount invested. Investing in futures involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and, in a down market, could become harder to value or sell at a fair price.

Management and Operational Risk—The Adviser uses statistical analyses and models to select investments for the Fund. Any imperfections, errors or limitations in the models or analyses and therefore any decisions made in reliance on such models or analyses could expose the Fund to potential risks. In addition, the models used by the Adviser assume that certain historical statistical relationships will continue. These models are constructed based on historical data supplied by third parties and, as a result, the success of relying on such models may depend heavily on the accuracy and reliability of the supplied historical data.

Foreign Securities Risk—Investments in foreign securities can be more volatile than investments in U.S. securities. Foreign securities can be adversely affected by political, economic and market developments abroad that may not necessarily affect the U.S. economy or companies located in the United States.

Performance: The bar chart and table below provide an indication of the risk of investing in the Fund. The bar chart shows how the Fund’s performance has varied on a calendar year basis. The table shows how the Fund’s average annual returns for various periods compare with those of a broad measure of market performance. This information is based on past performance. Past performance (before and after taxes) does not guarantee future results. Updated performance information is available on the Fund’s website at bridgewayfunds.com or by calling 800-661-3550.

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FUND SUMMARY: ULTRA-SMALL COMPANY FUND

Ultra-Small Company Fund

Year by Year % Returns as of 12/31 of Each Year

Return from 1/1/20 through 9/30/20 was -2.43%.

During the periods illustrated in this bar chart, the Fund’s highest quarterly return and lowest quarterly return were:

	Quarter	Total Return
Highest Return:	Q1 12	20.99%
Lowest Return:	Q3 11	-26.91%

Average Annual Total Returns (For the periods ended 12/31/19)

	1 Year	5 Years		10 Years
Return Before Taxes	9.51%	(1.70%	)	6.44%
Return After Taxes on Distributions[1]	9.11%	(2.57%	)	4.98%
Return After Taxes on Distributions and Sale of Fund Shares[1]	5.74%	(1.37%	)	5.14%
CRSP Cap-Based Portfolio 10 Index (reflects no deductions for fees, expenses or taxes)	25.87%	5.29%		10.33%

1 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a potential tax benefit of realizing a capital loss upon the sale of Fund shares. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement plans.

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FUND SUMMARY: ULTRA-SMALL COMPANY FUND

Management of the Fund

Investment Adviser:

Bridgeway Capital Management, Inc.

Portfolio Managers:

The Fund is team managed jointly and primarily by the Adviser’s investment management team.

Name	Title	Length of Service
John Montgomery	Chief Investment Officer, Portfolio Manager	Since Fund inception (1994)
Elena Khoziaeva, CFA	Portfolio Manager	Since 2005
Michael Whipple, CFA, FRM	Portfolio Manager	Since 2005

Purchase and Sale of Fund Shares:

To open and maintain an account*	$2,000
Additional purchases*	$50 by systematic purchase plan $100 by check, exchange, wire, or electronic bank transfer (other than systematic purchase plan)

* Some retirement plans and health savings accounts may have lower minimum initial investments.

The Fund is open to existing Fund investors only. In general, existing Fund investors can buy or sell (redeem) shares of the Fund by mail, wire or telephone on any business day.

Tax Information:

The Fund intends to make distributions that may be taxed to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Withdrawals from such tax-advantaged arrangements may be taxed as ordinary income when withdrawn from the account.

Financial Intermediary Compensation:

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for providing shareholder services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. Ask your broker/dealer or other intermediary or visit your financial intermediary’s website for more information.

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FUND SUMMARY: ULTRA-SMALL COMPANY MARKET FUND

Investment Objective:

The Ultra-Small Company Market Fund (the “Fund”) seeks to provide a long-term total return on capital, primarily through capital appreciation.

Fees and Expenses of the Fund:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (paid directly from your investment)
Sales Charge (Load) Imposed on Purchases	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fees (as a percentage of amount redeemed for shares held less than six months)	2.00%
Exchange Fees	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Distribution and/or Service (12b-1) Fees	None
Acquired Fund Fees and Expenses[1]	0.19%
Other Expenses	0.32%
Total Annual Fund Operating Expenses	1.01%
Fee Waiver and/or Expense Reimbursement[2]	(0.07%	)
Total Annual Fund Operating Expenses (After Fee Waiver and/or Expense Reimbursement)[3]	0.94%

1 Acquired Fund Fees and Expenses are expenses incurred by the Fund through its ownership of shares in other investment companies, including business development companies.

2 Bridgeway Capital Management, Inc. (the “Adviser”), the investment adviser to the Fund pursuant to its Management Agreement with Bridgeway Funds, is contractually obligated to waive fees and/or pay Fund expenses, if necessary, to ensure that net expenses do not exceed 0.75%. Fees and expenses attributable to investments in other funds (i.e., “Acquired Fund Fees and Expenses”) are not included in the 0.75% expense limitation. The expense limitation cannot be changed or eliminated without shareholder approval.

3 Total Annual Fund Operating Expenses do not correlate to the expense ratio in the Financial Highlights, which reflects operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the

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FUND SUMMARY: ULTRA-SMALL COMPANY MARKET FUND

Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years

$96	$300	$520	$1,155

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 51% of the average value of its portfolio.

Principal Investment Strategies:

The Fund aims to achieve its objective by approximating the total return of the Cap-Based Portfolio 10 Index (the “Index”) published by the University of Chicago’s Center for Research in Security Prices (“CRSP”) over longer time periods. Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in ultra-small company stocks based on company size at the time of purchase. For purposes of the Fund’s investments, “ultra-small companies” are defined as those: (i) companies that have a market capitalization the size of the smallest 10% of companies listed on the New York Stock Exchange; or (ii) companies with a capitalization that falls within the range of capitalization of companies included in the Index as defined by CRSP. A majority of the stocks in the Fund are listed on NASDAQ. On June 30, 2020, the stocks in this group generally had a market capitalization of less than $166 million. Bridgeway Capital Management, Inc. (the “Adviser”) invests in a representative sample of the companies included in the Index using a statistical approach. However, the Adviser also may invest in companies that are not included in the Index.

Although the Fund seeks investments across a number of sectors, from time to time, based on portfolio positioning to reflect its benchmark, the Fund may have significant positions in particular sectors.

The Adviser also seeks to minimize the distribution of capital gains, within the constraints of the investment objective and ultra-small company focus, by offsetting capital gains with capital losses. By paying close attention to trading, the Adviser seeks to conduct such tax management without detriment to the overall Fund return.

The Fund may purchase stock market index futures in order to equitize cash.

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FUND SUMMARY: ULTRA-SMALL COMPANY MARKET FUND

Principal Risks:

Ultra-Small Company Risk—The market price of ultra-small company shares typically exhibits greater volatility than small-company and even micro-cap company shares and much greater volatility than large-company shares. Therefore, shareholders of this Fund are exposed to higher risk and could lose money.

Market Risk—The Fund is also subject to the risk that ultra-small company stocks will underperform other kinds of investments for a period of time. This may be due to numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuation of other stock markets around the world. The global pandemic outbreak of an infectious respiratory illness caused by a novel coronavirus known as COVID-19 has resulted in substantial market volatility and global business disruption, affecting the global economy and the financial health of individual companies in significant and unforeseen ways. The duration and future impact of COVID-19 are currently unknown, which may exacerbate the other risks that apply to the Fund and could negatively affect Fund performance and the value of your investment in the Fund.

Sector Risk—Companies with similar characteristics may be grouped together in broad categories called sectors. A certain sector may underperform other sectors or the market as a whole. As the Adviser allocates more of the Fund’s portfolio holdings to a particular sector, the Fund’s performance will be more susceptible to any economic, business or other developments which generally affect that sector.

Capital Gains Risk—If too many ultra-small companies in the Fund outgrow the Fund’s ultra-small-cap mandate or if the Fund experiences extensive redemptions, the Adviser might need to sell some stocks, which could create capital gains. There can be no guarantee that the Fund will not distribute substantial capital gains, although the Adviser strongly intends to avoid doing so.

Derivatives Risk—The Fund’s use of futures to equitize cash may increase the volatility of the Fund and, if the transaction is not successful, could result in a loss to the Fund. The use of futures could produce disproportionate gains or losses, more than the principal amount invested. Investing in futures involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and, in a down market, could become harder to value or sell at a fair price.

Management and Operational Risk—The Adviser uses statistical analyses and models to select investments for the Fund. Any imperfections, errors or limitations in the models or analyses and therefore any decisions made in reliance on such models or analyses could expose the Fund to potential risks. In addition, the models used by the Adviser assume that certain historical statistical relationships will continue. These models are constructed based on historical data supplied by third parties and, as a

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FUND SUMMARY: ULTRA-SMALL COMPANY MARKET FUND

result, the success of relying on such models may depend heavily on the accuracy and reliability of the supplied historical data.

Performance: The bar chart and table below provide an indication of the risk of investing in the Fund. The bar chart shows how the Fund’s performance has varied on a calendar year basis. The table shows how the Fund’s average annual returns for various periods compare with those of a broad measure of market performance. This information is based on past performance. Past performance (before and after taxes) does not guarantee future results. Updated performance information is available on the Fund’s website at bridgewayfunds.com or by calling 800-661-3550.

Ultra-Small Company Market Fund

Year by Year % Returns as of 12/31 of Each Year

Return from 1/1/20 through 9/30/20 was -8.43%.

During the periods illustrated in this bar chart, the Fund’s highest quarterly return and lowest quarterly return were:

	Quarter	Total Return
Highest Return:	Q4 10	17.21%
Lowest Return:	Q4 18	-25.39%

Average Annual Total Returns (For the periods ended 12/31/19)

	1 Year	5 Years	10 Years
Return Before Taxes	15.34%	3.67%	10.05%
Return After Taxes on Distributions[1]	14.94%	1.33%	7.82%
Return After Taxes on Distributions and Sale of Fund Shares[1]	9.29%	2.62%	8.03%
CRSP Cap-Based Portfolio 10 Index (reflects no deductions for fees, expenses or taxes)	25.87%	5.29%	10.33%

1 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax

16	Prospectus | October 31, 2020

FUND SUMMARY: ULTRA-SMALL COMPANY MARKET FUND

returns depend on an investor’s tax situation and may differ from those shown. Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a potential tax benefit of realizing a capital loss upon the sale of Fund shares. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement plans.

Management of the Fund

Investment Adviser:

Bridgeway Capital Management, Inc.

Portfolio Managers:

The Fund is team managed jointly and primarily by the Adviser’s investment management team.

Name	Title	Length of Service
John Montgomery	Chief Investment Officer, Portfolio Manager	Since Fund inception (1997)
Elena Khoziaeva, CFA	Portfolio Manager	Since 2005
Michael Whipple, CFA, FRM	Portfolio Manager	Since 2005
Christine L. Wang, CFA, CPA	Portfolio Manager	Since 2010

Purchase and Sale of Fund Shares:

To open and maintain an account*	$2,000
Additional purchases*	$50 by systematic purchase plan $100 by check, exchange, wire, or electronic bank transfer (other than systematic purchase plan)

* Some retirement plans and health savings accounts may have lower minimum initial investments.

In general, you can buy or sell (redeem) shares of the Fund by mail, wire or telephone on any business day.

Tax Information:

The Fund intends to make distributions that may be taxed to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Withdrawals from such tax-advantaged arrangements may be taxed as ordinary income when withdrawn from the account.

www.bridgewayfunds.com	17

FUND SUMMARY: ULTRA-SMALL COMPANY MARKET FUND

Financial Intermediary Compensation:

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for providing shareholder services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. Ask your broker/dealer or other intermediary or visit your financial intermediary’s website for more information.

18	Prospectus | October 31, 2020

FUND SUMMARY: SMALL-CAP GROWTH FUND

Investment Objective:

The Small-Cap Growth Fund (the “Fund”) seeks to provide long-term total return on capital, primarily through capital appreciation.

Fees and Expenses of the Fund:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (paid directly from your investment)
Sales Charge (Load) Imposed on Purchases	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fees	None
Exchange Fees	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees[1]	0.54%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.68%
Total Annual Fund Operating Expenses	1.22%
Fee Waiver and/or Expense Reimbursement[2]	(0.28%	)
Total Annual Fund Operating Expenses (After Fee Waiver/Expense Reimbursement)	0.94%

1 The Management Fee is comprised of a base fee, which is applied to the Fund’s average annual net assets, and a performance adjustment, which adjusts the fee upward or downward depending on the Fund’s performance relative to the Russell 2000 Growth Index over a rolling five-year performance period, and is applied to the Fund’s average daily net assets over this same period. No performance adjustment will be made to the fee if the cumulative difference between the Fund’s performance and that of the Index does not exceed a specified threshold over the performance period. As a result, the Management Fee may change from year to year. For further information, please see the section “Management of the Fund”.

2 Bridgeway Capital Management, Inc. (the “Adviser”), the investment adviser to the Fund pursuant to its Management Agreement with Bridgeway Funds, is contractually obligated to waive fees and/or pay Fund expenses, if necessary, to ensure that net expenses do not exceed 0.94%. Fees and expenses attributable to investments in other funds (i.e., “Acquired Fund Fees and Expenses”) are not included in the 0.94% expense limitation. The expense limitation cannot be changed or eliminated without shareholder approval.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the

www.bridgewayfunds.com	19

FUND SUMMARY: SMALL-CAP GROWTH FUND

Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years

$96	$300	$520	$1,155

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 115% of the average value of its portfolio.

Principal Investment Strategies:

The Fund invests in a diversified portfolio of small-cap stocks that are listed on the New York Stock Exchange, NYSE American and NASDAQ. Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in stocks from among those in the small-cap growth category at the time of purchase. For purposes of the Fund’s investments, “small-cap stocks” are those whose market capitalization (stock market worth) falls within the range of the Russell 2000® Index, an unmanaged, market value weighted index, which measures the performance of the 2,000 companies that are between the 1,000th and 3,000th largest in the market with dividends reinvested. The market capitalization range for the Russell 2000 Index was $10 million to $12.4 billion as of June 30, 2020. The Adviser selects stocks within the small-cap growth category for the Fund using a statistical approach. Growth stocks are those the Adviser believes have above average prospects for economic growth.

Although the Fund seeks investments across a number of sectors, from time to time, based on portfolio positioning to reflect its benchmark, the Fund may have significant positions in particular sectors.

While the Fund is managed for long-term return on capital, the Adviser seeks to minimize capital gains distributions as part of a tax management strategy. The successful application of this method is intended to result in a more tax-efficient fund than would otherwise be the case.

The Fund may engage in active and frequent trading of portfolio securities.

Principal Risks:

Market Risk—Shareholders of the Fund are exposed to significant stock market risk (volatility) and could lose money. This may be due to numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world

20	Prospectus | October 31, 2020

FUND SUMMARY: SMALL-CAP GROWTH FUND

economies, national and world social and political events, and the fluctuation of other stock markets around the world. The global pandemic outbreak of an infectious respiratory illness caused by a novel coronavirus known as COVID-19 has resulted in substantial market volatility and global business disruption, affecting the global economy and the financial health of individual companies in significant and unforeseen ways. The duration and future impact of COVID-19 are currently unknown, which may exacerbate the other risks that apply to the Fund and could negatively affect Fund performance and the value of your investment in the Fund.

Small-Cap Company Risk—Investing in small-cap stocks may involve greater volatility and risk than investing in large- or mid-cap stocks because small-cap companies may have less management experience, limited financial resources and minimal product diversification.

Growth Stocks Risk—Growth stocks may be more volatile than other stocks because they are generally more sensitive to investor perceptions and market movements. In addition, growth stocks as a group may be out of favor at times and underperform the overall equity market for long periods while the market concentrates on other types of stocks, such as “value” stocks.

Sector Risk—Companies with similar characteristics may be grouped together in broad categories called sectors. A certain sector may underperform other sectors or the market as a whole. As the Adviser allocates more of the Fund’s portfolio holdings to a particular sector, the Fund’s performance will be more susceptible to any economic, business or other developments which generally affect that sector.

Capital Gains Risk—If too many small companies in the Fund outgrow the Fund’s small-cap mandate or if the Fund experiences extensive redemptions, the Adviser might need to sell some stocks, which could create capital gains. There can be no guarantee that the Fund will not distribute substantial capital gains, although the Adviser strongly intends to avoid doing so.

High Portfolio Turnover Risk—A higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Fund’s performance and may increase share price volatility. Moreover, a higher portfolio turnover rate may result in higher taxes when Fund shares are held in a taxable account.

Management and Operational Risk—The Adviser uses statistical analyses and models to select investments for the Fund. Any imperfections, errors or limitations in the models or analyses and therefore any decisions made in reliance on such models or analyses could expose the Fund to potential risks. In addition, the models used by the Adviser assume that certain historical statistical relationships will continue. These models are constructed based on historical data supplied by third parties and, as a result, the success of relying on such models may depend heavily on the accuracy and reliability of the supplied historical data.

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FUND SUMMARY: SMALL-CAP GROWTH FUND

Performance: The bar chart and table below provide an indication of the risk of investing in the Fund. The bar chart shows how the Fund’s performance has varied on a calendar year basis. The table shows how the Fund’s average annual returns for various periods compare with those of a broad measure of market performance. This information is based on past performance. Past performance (before and after taxes) does not guarantee future results. Updated performance information is available on the Fund’s website at bridgewayfunds.com or by calling 800-661-3550.

Small-Cap Growth Fund

Year by Year % Returns as of 12/31 of Each Year

Return from 1/1/20 through 9/30/20 was -12.37%.

During the periods illustrated in this bar chart, the Fund’s highest quarterly return and lowest quarterly return were:

	Quarter	Total Return
Highest Return:	Q4 11	19.95%
Lowest Return:	Q3 11	-26.49%

Average Annual Total Returns (For the periods ended 12/31/19)

	1 Year	5 Years	10 Years
Return Before Taxes	15.10%	8.29%	11.22%
Return After Taxes on Distributions[1]	15.10%	7.73%	10.91%
Return After Taxes on Distributions and Sale of Fund Shares[1]	8.94%	6.49%	9.32%
Russell 2000® Growth Index (reflects no deductions for fees, expenses or taxes)	28.48%	9.34%	13.01%

1 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement plans.

22	Prospectus | October 31, 2020

FUND SUMMARY: SMALL-CAP GROWTH FUND

Management of the Fund

Investment Adviser:

Bridgeway Capital Management, Inc.

Portfolio Managers:

The Fund is team managed jointly and primarily by the Adviser’s investment management team.

Name	Title	Length of Service
John Montgomery	Chief Investment Officer, Portfolio Manager	Since Fund inception (2003)
Elena Khoziaeva, CFA	Portfolio Manager	Since 2005
Michael Whipple, CFA, FRM	Portfolio Manager	Since 2005

Purchase and Sale of Fund Shares:

To open and maintain an account*	$2,000
Additional purchases*	$50 by systematic purchase plan $100 by check, exchange, wire, or electronic bank transfer (other than systematic purchase plan)

* Some retirement plans and health savings accounts may have lower minimum initial investments.

In general, you can buy or sell (redeem) shares of the Fund by mail, wire or telephone on any business day.

Tax Information:

The Fund intends to make distributions that may be taxed to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Withdrawals from such tax-advantaged arrangements may be taxed as ordinary income when withdrawn from the account.

Financial Intermediary Compensation:

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for providing shareholder services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. Ask your broker/dealer or other intermediary or visit your financial intermediary’s website for more information.

www.bridgewayfunds.com	23

FUND SUMMARY: SMALL-CAP VALUE FUND

Investment Objective:

The Small-Cap Value Fund (the “Fund”) seeks to provide long-term total return on capital, primarily through capital appreciation.

Fees and Expenses of the Fund:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (paid directly from your investment)
Sales Charge (Load) Imposed on Purchases	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fees	None
Exchange Fees	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees[1]	0.54%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.58%
Total Annual Fund Operating Expenses	1.12%
Fee Waiver and/or Expense Reimbursement[2]	(0.18%	)
Total Annual Fund Operating Expenses (After Fee Waiver/Expense Reimbursement)	0.94%

1 The Management Fee is comprised of a base fee, which is applied to the Fund’s average annual net assets, and a performance adjustment, which adjusts the fee upward or downward depending on the Fund’s performance relative to the Russell 2000 Value Index over a rolling five-year performance period, and is applied to the Fund’s average daily net assets over this same period. No performance adjustment will be made to the fee if the cumulative difference between the Fund’s performance and that of the Index does not exceed a specified threshold over the performance period. As a result, the Management Fee may change from year to year. For further information, please see the section “Management of the Fund”.

2 Bridgeway Capital Management, Inc. (the “Adviser”), the investment adviser to the Fund pursuant to its Management Agreement with Bridgeway Funds, is contractually obligated to waive fees and/or pay Fund expenses, if necessary, to ensure that net expenses do not exceed 0.94%. Fees and expenses attributable to investments in other funds (i.e., “Acquired Fund Fees and Expenses”) are not included in the 0.94% expense limitation. The expense limitation cannot be changed or eliminated without shareholder approval.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the

24	Prospectus | October 31, 2020

FUND SUMMARY: SMALL-CAP VALUE FUND

Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years

$96	$300	$520	$1,155

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 87% of the average value of its portfolio.

Principal Investment Strategies:

The Fund invests in a diversified portfolio of small-cap stocks that are listed on the New York Stock Exchange, NYSE American, and NASDAQ. Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in stocks from among those in the small-cap value category at the time of purchase. For purposes of the Fund’s investments, “small-cap stocks” are those whose market capitalization (stock market worth) falls within the range of the Russell 2000® Index, an unmanaged, market value weighted index, which measures the performance of the 2,000 companies that are between the 1,000th and 3,000th largest in the market with dividends reinvested. The market capitalization range for the Russell 2000 Index was $10 million to $12.4 billion as of June 30, 2020. Bridgeway Capital Management, Inc. (the “Adviser”) selects stocks within the small-cap value category for the Fund using a statistical approach. Value stocks are those the Adviser believes are priced cheaply relative to some financial measures of worth, such as the ratio of price to earnings, price to sales, or price to cash flow.

Although the Fund seeks investments across a number of sectors, from time to time, based on portfolio positioning to reflect its benchmark, the Fund may have significant positions in particular sectors.

While the Fund is managed for long-term total return on capital, the Adviser seeks to minimize capital gains distributions as part of a tax management strategy. The successful application of this method is intended to result in a more tax-efficient fund than would otherwise be the case.

Principal Risks:

Market Risk—Shareholders of the Fund are exposed to above average stock market risk (volatility) and could lose money. This may be due to numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuation of other

www.bridgewayfunds.com	25

FUND SUMMARY: SMALL-CAP VALUE FUND

stock markets around the world. The global pandemic outbreak of an infectious respiratory illness caused by a novel coronavirus known as COVID-19 has resulted in substantial market volatility and global business disruption, affecting the global economy and the financial health of individual companies in significant and unforeseen ways. The duration and future impact of COVID-19 are currently unknown, which may exacerbate the other risks that apply to the Fund and could negatively affect Fund performance and the value of your investment in the Fund.

Small-Cap Company Risk—Investing in small-cap stocks may involve greater volatility and risk than investing in large- or mid-cap stocks because small-cap companies may have less management experience, limited financial resources and minimal product diversification.

Value Stocks Risk—Value investing carries the risk that the market will not recognize a security’s intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced. In addition, value stocks as a group may be out of favor at times and underperform the overall equity market for long periods while the market concentrates on other types of stocks, such as “growth” stocks.

Sector Risk—Companies with similar characteristics may be grouped together in broad categories called sectors. A certain sector may underperform other sectors or the market as a whole. As the Adviser allocates more of the Fund’s portfolio holdings to a particular sector, the Fund’s performance will be more susceptible to any economic, business or other developments which generally affect that sector.

Capital Gains Risk—If too many small companies in the Fund outgrow the Fund’s small-cap mandate or if the Fund experiences extensive redemptions, the Adviser might need to sell some stocks, which could create capital gains. There can be no guarantee that the Fund will not distribute substantial capital gains, although the Adviser strongly intends to avoid doing so.

Management and Operational Risk—The Adviser uses statistical analyses and models to select investments for the Fund. Any imperfections, errors or limitations in the models or analyses and therefore any decisions made in reliance on such models or analyses could expose the Fund to potential risks. In addition, the models used by the Adviser assume that certain historical statistical relationships will continue. These models are constructed based on historical data supplied by third parties and, as a result, the success of relying on such models may depend heavily on the accuracy and reliability of the supplied historical data.

Performance: The bar chart and table below provide an indication of the risk of investing in the Fund. The bar chart shows how the Fund’s performance has varied on a calendar year basis. The table shows how the Fund’s average annual returns for various periods compare with those of a broad measure of market performance. This information is based on past performance. Past performance (before and after

26	Prospectus | October 31, 2020

FUND SUMMARY: SMALL-CAP VALUE FUND

taxes) does not guarantee future results. Updated performance information is available on the Fund’s website at bridgewayfunds.com or by calling 800-661-3550.

Small-Cap Value Fund

Year by Year % Returns as of 12/31 of Each Year

Return from 1/1/20 through 9/30/20 was -15.63%.

During the periods illustrated in this bar chart, the Fund’s highest quarterly return and lowest quarterly return were:

	Quarter	Total Return
Highest Return:	Q4 11	16.69%
Lowest Return:	Q4 18	-22.97%

Average Annual Total Returns (For the periods ended 12/31/19)

	1 Year	5 Years	10 Years
Return Before Taxes	14.98%	4.22%	9.45%
Return After Taxes on Distributions[1]	14.25%	2.99%	8.70%
Return After Taxes on Distributions and Sale of Fund Shares[1]	9.23%	3.13%	7.69%
Russell 2000® Value Index (reflects no deductions for fees, expenses or taxes)	22.39%	6.99%	10.56%

1 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a potential tax benefit of realizing a capital loss upon the sale of Fund shares. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement plans.

www.bridgewayfunds.com	27

FUND SUMMARY: SMALL-CAP VALUE FUND

Management of the Fund

Investment Adviser:

Bridgeway Capital Management, Inc.

Portfolio Managers:

The Fund is team managed jointly and primarily by the Adviser’s investment management team.

Name	Title	Length of Service
John Montgomery	Chief Investment Officer, Portfolio Manager	Since Fund inception (2003)
Elena Khoziaeva, CFA	Portfolio Manager	Since 2005
Michael Whipple, CFA, FRM	Portfolio Manager	Since 2005

Purchase and Sale of Fund Shares:

To open and maintain an account*	$2,000
Additional purchases*	$50 by systematic purchase plan $100 by check, exchange, wire, or electronic bank transfer (other than systematic purchase plan)

* Some retirement plans and health savings accounts may have lower minimum initial investments.

In general, you can buy or sell (redeem) shares of the Fund by mail, wire or telephone on any business day.

Tax Information:

The Fund intends to make distributions that may be taxed to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Withdrawals from such tax-advantaged arrangements may be taxed as ordinary income when withdrawn from the account.

Financial Intermediary Compensation:

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for providing shareholder services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. Ask your broker/dealer or other intermediary or visit your financial intermediary’s website for more information.

28	Prospectus | October 31, 2020

FUND SUMMARY: BLUE CHIP FUND

Investment Objective:

The Blue Chip Fund (the “Fund”) seeks to provide a long-term total return on capital, primarily through capital appreciation, but also some income.

Fees and Expenses of the Fund:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (paid directly from your investment)
Sales Charge (Load) Imposed on Purchases	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fees	None
Exchange Fees	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.08%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.19%
Total Annual Fund Operating Expenses	0.27%
Fee Waiver and/or Expense Reimbursement[1]	(0.12%	)
Total Annual Fund Operating Expenses (After Fee Waiver/Expense Reimbursement)	0.15%

1 Bridgeway Capital Management, Inc. (the “Adviser”), the investment adviser to the Fund pursuant to its Management Agreement with Bridgeway Funds, is contractually obligated to waive fees and/or pay Fund expenses, if necessary, to ensure that net expenses do not exceed 0.15%. Fees and expenses attributable to investments in other funds (i.e., “Acquired Fund Fees and Expenses”) are not included in the 0.15% expense limitation. The expense limitation cannot be changed or eliminated without shareholder approval.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years

$15	$48	$85	$192

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate

www.bridgewayfunds.com	29

FUND SUMMARY: BLUE CHIP FUND

higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 15% of the average value of its portfolio.

Principal Investment Strategies:

The Fund seeks to achieve its investment objective by investing in blue-chip stocks, while minimizing the distribution of capital gains and minimizing costs, and through some income that is almost exclusively derived from dividends paid by companies held in the Fund’s portfolio. Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in blue-chip stocks as determined at the time of purchase. For purposes of the Fund’s investments, Bridgeway Capital Management Inc. (the “Adviser”) considers “blue-chip stocks” to be stocks issued by the largest 150 U.S. companies as defined by market capitalization. These stocks tend to be well-known and established companies. As of September 30, 2020, approximately 99% of the Fund’s net assets were invested this way.

The Adviser selects stocks within the blue-chip category using a statistical approach that primarily considers market capitalization. The Fund seeks to hold the stocks of approximately 35 blue-chip companies, excluding any tobacco companies and ensuring reasonable industry diversification as determined by the Adviser. At times, however, the Fund may hold more or fewer stocks as a result of corporate actions such as spin-offs or mergers and acquisitions. Although the Fund seeks investments across a number of sectors, from time to time, based on portfolio positioning, the Fund may have significant positions in particular sectors. Each stock is roughly equally weighted in the Fund. The stocks are not market capitalization weighted.

The Fund may purchase stock market index futures in order to equitize cash (i.e. to gain exposure to the U.S. equity market).

Principal Risks:

Market Risk—Shareholders of this Fund are exposed to significant stock market related risk (volatility) and could lose money. This may be due to numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuation of other stock markets around the world. The global pandemic outbreak of an infectious respiratory illness caused by a novel coronavirus known as COVID-19 has resulted in substantial market volatility and global business disruption, affecting the global economy and the financial health of individual companies in significant and unforeseen ways. The duration and future impact of COVID-19 are currently unknown, which may exacerbate the other risks that apply to the Fund and could negatively affect Fund performance and the value of your investment in the Fund.

30	Prospectus | October 31, 2020

FUND SUMMARY: BLUE CHIP FUND

Blue-Chip Stocks Risk—The Fund is also subject to the risk that blue-chip stocks will underperform other kinds of investments for a period of time. This risk is true of any market segment. Large companies do not have the same growth potential of smaller companies and shareholders of large companies have less overall influence than they would in smaller companies.

Inflation Risk—While large companies tend to exhibit less price volatility than small companies, historically they have not recovered as fast from a market decline. Consequently, this Fund may expose shareholders to higher inflation risk (the risk that the Fund value will not keep up with inflation) than some other stock market investments.

Sector Risk—Companies with similar characteristics may be grouped together in broad categories called sectors. A certain sector may underperform other sectors or the market as a whole. As the Adviser allocates more of the Fund’s portfolio holdings to a particular sector, the Fund’s performance will be more susceptible to any economic, business or other developments which generally affect that sector.

Derivatives Risk—The Fund’s use of futures to equitize cash may increase the volatility of the Fund and, if the transaction is not successful, could result in a loss to the Fund. The use of futures could produce disproportionate gains or losses, more than the principal amount invested. Investing in futures involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and, in a down market, could become harder to value or sell at a fair price.

Focus Investing Risk—The Fund seeks to hold the stocks of approximately 35 companies. As a result the Fund invests a high percentage of its assets in a small number of companies, which may add to Fund volatility.

Management and Operational Risk—The Adviser uses statistical analyses and models to select investments for the Fund. Any imperfections, errors or limitations in the models or analyses and therefore any decisions made in reliance on such models or analyses could expose the Fund to potential risks. In addition, the models used by the Adviser assume that certain historical statistical relationships will continue. These models are constructed based on historical data supplied by third parties and, as a result, the success of relying on such models may depend heavily on the accuracy and reliability of the supplied historical data.

Performance: The bar chart and table below provide an indication of the risk of investing in the Fund. The bar chart shows how the Fund’s performance has varied on a calendar year basis. The table shows how the Fund’s average annual returns for various periods compare with those of a broad measure of market performance. This information is based on past performance. Past performance (before and after taxes) does not guarantee future results. Updated performance information is available on the Fund’s website at bridgewayfunds.com or by calling 800-661-3550.

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FUND SUMMARY: BLUE CHIP FUND

Blue Chip Fund

Year by Year % Returns as of 12/31 of Each Year

Return from 1/1/20 through 9/30/20 was 0.67%.

During the periods illustrated in this bar chart, the Fund’s highest quarterly return and lowest quarterly return were:

	Quarter	Total Return
Highest Return:	Q1 19	12.56%
Lowest Return:	Q2 10	-12.22%

Average Annual Total Returns (For the periods ended 12/31/19)

	1 Year	5 Years	10 Years
Return Before Taxes	31.05%	12.07%	13.06%
Return After Taxes on Distributions[1]	27.93%	10.39%	11.99%
Return After Taxes on Distributions and Sale of Fund Shares[1]	20.57%	9.40%	10.77%
S&P 500® Index (reflects no deductions for fees, expenses or taxes)	31.49%	11.70%	13.56%

1 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement plans.

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FUND SUMMARY: BLUE CHIP FUND

Management of the Fund

Investment Adviser:

Bridgeway Capital Management, Inc.

Portfolio Managers:

The Fund is team managed jointly and primarily by the Adviser’s investment management team.

Name	Title	Length of Service
John Montgomery	Chief Investment Officer, Portfolio Manager	Since Fund inception (1997)
Elena Khoziaeva, CFA	Portfolio Manager	Since 2005
Michael Whipple, CFA, FRM	Portfolio Manager	Since 2005
Christine L. Wang, CFA, CPA	Portfolio Manager	Since 2013

Purchase and Sale of Fund Shares:

To open and maintain an account*	$2,000
Additional purchases*	$50 by systematic purchase plan $100 by check, exchange, wire, or electronic bank transfer (other than systematic purchase plan)

* Some retirement plans and health savings accounts may have lower minimum initial investments.

In general, you can buy or sell (redeem) shares of the Fund by mail, wire or telephone on any business day.

Tax Information:

The Fund intends to make distributions that may be taxed to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Withdrawals from such tax-advantaged arrangements may be taxed as ordinary income when withdrawn from the account.

Financial Intermediary Compensation:

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for providing shareholder services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. Ask your broker/dealer or other intermediary or visit your financial intermediary’s website for more information.

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FUND SUMMARY: MANAGED VOLATILITY FUND

Investment Objective:

The Managed Volatility Fund (the “Fund”) seeks to provide a high current return with short-term risk less than or equal to 40% of the stock market.

Fees and Expenses of the Fund:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (paid directly from your investment)
Sales Charge (Load) Imposed on Purchases	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fees	None
Exchange Fees	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.60%
Distribution and/or Service (12b-1) Fees	None
Acquired Fund Fees and Expenses[1]	0.01%
Other Expenses	0.67%
Total Annual Fund Operating Expenses	1.28%
Fee Waiver and/or Expense Reimbursement[2]	(0.33%	)
Total Annual Fund Operating Expenses (After Fee Waiver/Expense Reimbursement)[3]	0.95%

1 Acquired Fund Fees and Expenses are expenses incurred by the Fund through its ownership of shares in other investment companies, including business development companies.

2 Bridgeway Capital Management, Inc. (the “Adviser”), the investment adviser to the Fund pursuant to its Management Agreement with Bridgeway Funds, is contractually obligated to waive fees and/or pay Fund expenses, if necessary, to ensure that net expenses do not exceed 0.94%. Fees and expenses attributable to investments in other funds (i.e., “Acquired Fund Fees and Expenses”) are not included in the 0.94% expense limitation. The expense limitation cannot be changed or eliminated without shareholder approval.

3 Total Annual Fund Operating Expenses (After Fee Waiver/Expense Reimbursement) do not correlate to the expense ratio in the Financial Highlights, which reflects operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the

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FUND SUMMARY: MANAGED VOLATILITY FUND

Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years

$97	$303	$525	$1,166

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 68% of the average value of its portfolio.

Principal Investment Strategies:

To achieve the objective of providing a high current return with less short-term risk than the stock market, the Fund uses multiple techniques: purchasing or selling stocks, options, futures, and fixed-income securities. Together, these strategies are designed to provide the Fund with more stable returns over a wide range of fixed-income and equity market environments. Up to 75% of the Fund’s total assets may be invested in common stocks and options on any size companies on which options are traded on a national securities exchange. At all times, at least 25% of the Fund’s total assets will be invested in equities. The Fund may invest up to 15% of its total assets in foreign securities. For purposes of the Fund’s investments, “foreign securities” means those securities issued by companies: (i) that are domiciled in a country other than the U.S.; and (ii) that derive 50% or more of their total revenue from activities outside of the U.S.

The Adviser selects stocks for the Fund using a statistical approach that spans various investment styles including both “growth” and “value.” The Adviser may also select stocks and options according to a more passive strategy, including investing in stock market index futures and options. The Fund may also purchase or sell any financial (but not commodity) futures, puts, or calls within the scope of its investment objective and strategy. Specifically, the Fund may short stock index futures to hedge a similar basket of stocks and sell covered call or secured put options to reduce the risk of stock ownership. These instruments can be used to hedge cash, manage market risk, dampen volatility in line with its investment objective, arbitrage the difference between stocks and futures and create synthetic option positions.

With respect to fixed income investments, the Adviser normally invests at least 25% of the Fund’s total assets in money market funds or fixed-income securities, such as U.S. government obligations, mortgage and asset-backed securities, corporate bonds, collateralized mortgage obligations, and/or other fixed-income instruments. In addition, the Fund’s strategy with respect to credit rating may vary over time. The

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FUND SUMMARY: MANAGED VOLATILITY FUND

Adviser anticipates that fixed-income investments will largely be limited to U.S. government securities and high quality corporate debt.

Although the Fund seeks investments across a number of sectors, from time to time, based on economic conditions, the Fund may have significant positions in particular sectors.

Principal Risks:

Market Risk—The Fund’s stock holdings are subject to market risk. The protective qualities inherent in option writing are partial. In addition, the Adviser may not always write options on the full number of shares of stock it owns, thus exposing the Fund to the full market risk of these shares. Therefore, shareholders of this Fund are exposed to risk and could lose money. The Fund could also experience a loss in the stock, option, and fixed-income portions of its holdings at the same time. The movement of the overall stock-market or of the value of individual securities may be due to numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuation of other stock markets around the world. The global pandemic outbreak of an infectious respiratory illness caused by a novel coronavirus known as COVID-19 has resulted in substantial market volatility and global business disruption, affecting the global economy and the financial health of individual companies in significant and unforeseen ways. The duration and future impact of COVID-19 are currently unknown, which may exacerbate the other risks that apply to the Fund and could negatively affect Fund performance and the value of your investment in the Fund.

Small-Cap Company Risk—Small companies are more vulnerable to financial and other risks than large companies. The Fund invests in companies of any size for which exchange-traded options are available.

Sector Risk—Companies with similar characteristics may be grouped together in broad categories called sectors. A certain sector may underperform other sectors or the market as a whole. As the Adviser allocates more of the Fund’s portfolio holdings to a particular sector, the Fund’s performance will be more susceptible to any economic, business or other developments which generally affect that sector.

Interest Rate Risk—The Fund’s fixed-income holdings are subject to the chance that bond prices overall will decline as interest rates rise or that interest rates will decline and money may not be able to be reinvested at the same or higher rates.

Credit Risk—The Fund’s fixed-income holdings are subject to the chance that a bond issuer will fail to pay interest and principal.

Prepayment Risk—The Fund’s fixed-income holdings are subject to the chance that a mortgage-backed bond issuer will repay a higher-yielding bond more quickly than

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FUND SUMMARY: MANAGED VOLATILITY FUND

expected and the Fund may then have to invest the proceeds in a bond with a lower-paying yield.

Derivatives Risk—The Fund’s use of futures to hedge cash, manage market risk, dampen volatility in line with its investment objective, arbitrage the difference between stocks and futures and create synthetic option positions may not always be successful hedges, their prices can be highly volatile, they may not always successfully manage risk and they could lower the Fund’s total return. The Fund’s investments in stock index futures are subject to the risk that the returns of the basket of stocks to which they are hedged are reduced by losses on the futures in a rising market.

Option Strategy Risk—A covered call position will result in a loss on its expiration date if the underlying stock price has fallen since the purchase by an amount greater than the price for which the option was sold. Thus, the Fund’s option strategies may not fully protect it against declines in the value of its stocks. In addition, the option writing strategy limits the upside profit potential normally associated with stocks. In addition, the Fund’s investments in covered call and put options are subject to the risk that they may not provide sufficient protection to compensate for a decline in the underlying stock.

U.S. Government Security Risk—Investments in U.S. government obligations vary in the level of support they receive from the U.S. government.

Management and Operational Risk—The Adviser uses statistical analyses and models to select investments for the Fund. Any imperfections, errors or limitations in the models or analyses and therefore any decisions made in reliance on such models or analyses could expose the Fund to potential risks. In addition, the models used by the Adviser assume that certain historical statistical relationships will continue. These models are constructed based on historical data supplied by third parties and, as a result, the success of relying on such models may depend heavily on the accuracy and reliability of the supplied historical data.

Foreign Securities Risk—Investments in foreign securities can be more volatile than investments in U.S. securities. Foreign securities can be adversely affected by political, economic and market developments abroad that may not necessarily affect the U.S. economy or companies located in the United States.

Performance: The bar chart and table below provide an indication of the risk of investing in the Fund. The bar chart shows how the Fund’s performance has varied on a calendar year basis. The table shows how the Fund’s average annual returns for various periods compare with those of a broad measure of market performance. This information is based on past performance. Past performance (before and after taxes) does not guarantee future results. Updated performance information is available on the Fund’s website at bridgewayfunds.com or by calling 800-661-3550.

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FUND SUMMARY: MANAGED VOLATILITY FUND

Managed Volatility Fund

Year by Year % Returns as of 12/31 of Each Year

Return from 1/1/20 through 9/30/20 was 4.36%.

During the periods illustrated in this bar chart, the Fund’s highest quarterly return and lowest quarterly return were:

	Quarter	Total Return
Highest Return:	Q4 11	8.98%
Lowest Return:	Q3 11	-8.64%

Average Annual Total Returns (For the periods ended 12/31/19)

	1 Year	5 Years	10 Years
Return Before Taxes	11.88%	3.58%	4.67%
Return After Taxes on Distributions[1]	11.51%	3.16%	4.42%
Return After Taxes on Distributions and Sale of Fund Shares[1]	7.13%	2.73%	3.70%
S&P 500® Index (reflects no deductions for fees, expenses or taxes)	31.49%	11.70%	13.56%

1 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement plans.

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FUND SUMMARY: MANAGED VOLATILITY FUND

Management of the Fund

Investment Adviser:

Bridgeway Capital Management, Inc.

Portfolio Managers:

The Fund is team managed jointly and primarily by the Adviser’s investment management team.

Name	Title	Length of Service
John Montgomery	Chief Investment Officer, Portfolio Manager	Since 2013
Richard P. Cancelmo, Jr.	Portfolio Manager	Since Fund Inception (2001)
Elena Khoziaeva, CFA	Portfolio Manager	Since 2013
Michael Whipple, CFA, FRM	Portfolio Manager	Since 2013

Purchase and Sale of Fund Shares:

To open and maintain an account*	$2,000
Additional purchases*	$50 by systematic purchase plan $100 by check, exchange, wire, or electronic bank transfer (other than systematic purchase plan)

* Some retirement plans and health savings accounts may have lower minimum initial investments.

In general, you can buy or sell (redeem) shares of the Fund by mail, wire or telephone on any business day.

Tax Information:

The Fund intends to make distributions that may be taxed to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Withdrawals from such tax-advantaged arrangements may be taxed as ordinary income when withdrawn from the account.

Financial Intermediary Compensation:

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for providing shareholder services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. Ask your broker/dealer or other intermediary or visit your financial intermediary’s website for more information.

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ADDITIONAL FUND INFORMATION

The Funds:

Bridgeway Funds is a no-load diversified mutual fund family. Each Fund has its own investment objective, strategy, and risk profile.

Suitability:

All Funds contained in this Prospectus:

•	are designed for investors with long-term goals in mind.
•	strongly discourage short-term trading of shares.
•	offer you the opportunity to participate in financial markets through funds professionally managed by the Adviser.
•	offer you the opportunity to diversify your investments.
•	carry certain risks, including the risk that you can lose money if fund shares, when redeemed, are worth less than the purchase price.
•	are not bank deposits and are not guaranteed or insured.

Investment Objectives:

The following investment objectives may be changed by the Board of Directors without shareholder approval. A Fund will notify shareholders at least 60 days prior to any change in its investment objective.

The Aggressive Investors 1 Fund seeks to exceed the stock market total return (primarily through capital appreciation) at a level of total risk roughly equal to that of the stock market over longer periods of time (three year intervals or more).

The Ultra-Small Company Fund seeks to provide a long-term total return on capital, primarily through capital appreciation.

The Ultra-Small Company Market Fund seeks to provide a long-term total return on capital, primarily through capital appreciation.

The Small-Cap Growth Fund seeks to provide long-term total return on capital, primarily through capital appreciation.

The Small-Cap Value Fund seeks to provide long-term total return on capital, primarily through capital appreciation.

The Blue Chip Fund seeks to provide a long-term total return on capital, primarily through capital appreciation, but also some income.

The Managed Volatility Fund seeks to provide a high current return with short-term risk less than or equal to 40% of the stock market.

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ADDITIONAL FUND INFORMATION

Principal Investment Strategies:

Aggressive Investors 1 Fund

The Aggressive Investors 1 Fund invests in a diversified portfolio of common stocks of companies of any size that are listed on the New York Stock Exchange, NYSE American and NASDAQ. The Adviser selects stocks for the Fund using a statistical approach that spans various investment styles including both “growth” and “value.” Value stocks are those the Adviser believes are priced cheaply relative to some financial measures of worth. Growth stocks are those the Adviser believes have above average prospects for economic growth. The Fund seeks to achieve the risk objective by investing in stocks that the Adviser believes have a lower probability of price decline over the long term, though their stock prices may be more volatile in the short term. Based on statistical rules, securities are sold when the reasons for selecting the stock are no longer valid or when necessary to maintain the risk profile of the overall Fund. The Fund may engage in active and frequent trading, which could result in higher trading costs and, for shareholders in taxable accounts, a higher tax burden. In addition, higher trading costs may negatively impact Fund performance. The Fund may invest in stocks for which there is relatively low market liquidity, as periodically determined by the Adviser based on the stock’s trading volume. The Fund may also use aggressive investment techniques such as:

•	leveraging (borrowing up to 50% of its net assets from banks),
•

purchasing and selling futures and options on individual stocks and stock market indexes to increase or decrease the Fund’s exposure to stock market risk in order to attempt to maintain a more constant level of risk,

•	purchasing and selling financial or commodity futures and options to diversify risk,
•	entering into short-sale transactions (up to 20% of its total assets),
•	investing up to 20% of its total assets in a single company,
•	investing up to 15% of its total assets in foreign securities (as defined below), and
•	short-term trading (buying and selling the same security in less than a three-month timeframe)

For purposes of the Fund’s investments, “foreign securities” means those securities issued by companies: (i) that are domiciled in a country other than the U.S.; and (ii) that derive 50% or more of their total revenue from activities outside of the U.S.

Although the Fund seeks investments across a number of sectors, from time to time, based on economic conditions, the Fund may have significant positions in particular sectors.

The Fund sometimes invests in a smaller number of companies than other mutual funds. Based on ending data from the last five fiscal years, the number of companies in the Fund has been between 89 and 103. The top ten stocks sometimes may

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ADDITIONAL FUND INFORMATION

account for approximately half of Fund net assets. It would not be unusual for one or two stocks each to represent 5% to 10% or more of Fund holdings.

The Fund may engage in frequent and active trading of portfolio securities.

Who Should Invest: The Adviser believes that this Fund is more appropriate as a long-term investment (at least five years, but ideally ten years or more) for shareholders who can accommodate high short-term price volatility. It may also be appropriate as a diversifier (a method of spreading risk) of other investments. It is not an appropriate investment for short-term investors, those trying to time the market, or those who would panic during a major market correction.

Fund Closing Commitment: This Fund was closed to new investors on November 21, 2001 when net assets reached $275 million and re-opened to all investors on January 14, 2011. There is no assurance that this Fund will remain open to new investment should assets increase to the point where the Adviser believes the investment strategy could be constrained. Please see Closed Fund Status Definitions on page 77 for additional information.

Ultra-Small Company Fund

The Ultra-Small Company Fund invests in a diversified portfolio of common stocks of ultra-small companies. Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in ultra-small company stocks based on company size at the time of purchase. For purposes of the Fund’s investments, “ultra-small companies” are defined as those: (i) companies that have a market capitalization the size of the smallest 20% of companies listed on the New York Stock Exchange; or (ii) companies with a capitalization that falls within the range of capitalization of companies included in the Cap-Based Portfolio 9 Index or the Cap-Based Portfolio 10 Index as defined by the University of Chicago’s Center for Research in Security Prices (“CRSP”). A majority of these stocks are listed on NASDAQ. On June 30, 2020, the stocks in this group generally had a market capitalization of less than $419 million. Compared to the size companies in which most other mutual funds invest, ultra-small companies are spectacularly small. They typically have 15 to 7,000 employees, produce annual revenues under $1.7 billion and may be known for just one product or service. Based on statistical rules, securities are sold when the reasons for selecting the stock are no longer valid or when necessary to maintain the risk profile of the overall Fund. The Adviser will not necessarily sell a stock if it “migrates” to a different category after purchase. As a result, due to such “migration” or other market movements, the Fund may have less than 80% of its assets in ultra-small company stocks at any point in time.

The Fund may purchase stock market index futures in order to equitize cash.

The Adviser selects stocks for the Fund using a statistical approach that spans various investment styles, including “growth” and “value.” Value stocks are those priced

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ADDITIONAL FUND INFORMATION

cheaply relative to some financial measures of worth. Growth stocks are those the Adviser believes have above average prospects for economic growth. The Fund may engage in active and frequent trading, which results in higher trading costs and, for shareholders in taxable accounts, a potentially higher tax burden. In addition, higher trading costs may negatively impact Fund performance.

The Fund may invest up to 15% of its total assets in foreign securities. For purposes of the Fund’s investments, “foreign securities” means those securities issued by companies: (i) that are domiciled in a country other than the U.S.; and (ii) that derive 50% or more of their total revenue from activities outside of the U.S.

Although the Fund seeks investments across a number of sectors, from time to time, based on portfolio positioning to reflect its benchmark, the Fund may have significant positions in particular sectors.

The Fund will notify shareholders at least 60 days prior to any change in its policy of investing at least 80% of its assets in the types of securities described above.

The Fund may engage in frequent and active trading of portfolio securities.

Who Should Invest: The Fund is only available to existing investors and additional shares can only be purchased directly from Bridgeway Funds (see page 77, “Closed Fund Status Definitions”). For existing investors, the Adviser believes that this Fund is appropriate as a long-term investment (at least five years, but ideally ten years or more) for shareholders who can accommodate very high short-term price volatility. It may also be appropriate as a diversifier (a method of spreading risk) for a portfolio consisting primarily of large stocks. It is not an appropriate investment for short-term investors, those trying to time the market, or those who would panic during a major market correction.

Fund Closing Commitment: This Fund was closed to all investors on December 10, 2001. The Bridgeway Funds’ Board of Directors voted on October 10, 2008 to re-open the Fund to existing investors. However, additional shares can only be purchased directly from Bridgeway Funds. This size limitation is intended to keep the Fund “nimble” in the marketplace, and to enable the Adviser to purchase and sell stocks more quickly than would otherwise be possible. There is no assurance that this Fund will remain open to existing investors should assets increase to historic levels.

Ultra-Small Company Market Fund

The Ultra-Small Company Market Fund aims to achieve its objective by approximating the total return of the Cap-Based Portfolio 10 Index (the “Index”) published by the University of Chicago’s Center for Research in Security Prices (“CRSP”) over longer time periods. Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in ultra-small company

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ADDITIONAL FUND INFORMATION

stocks based on company size at the time of purchase. However, the Adviser will not necessarily sell a stock if it “migrates” to a different category after purchase. As a result, due to such “migration” or other market movements, the Fund may have less than 80% of its assets in ultra-small company stocks at any point in time. The Adviser invests in a representative sample of the companies included in the Index using a statistical approach. However, the Adviser also may invest in companies that are not included in the Index. Securities are sold when they no longer contribute to the size and risk characteristics of the Fund. In choosing stocks for the Fund, the Adviser seeks to approximate the weighting of market capitalization, sector representation, and financial characteristics of the Index. For purposes of the Fund’s investments, “ultra-small companies” are defined as those: (i) companies that have a market capitalization the size of the smallest 10% of companies listed on the New York Stock Exchange; or (ii) companies with a capitalization that falls within the range of capitalization of companies included in the Index as defined by CRSP. A majority of the stocks in the Fund are listed on NASDAQ. On June 30, 2020, the stocks in this group generally had a market capitalization of less than $166 million. They are approximately one-tenth the size of companies in the widely quoted Russell 2000® Index, an unmanaged, market value weighted index, which measures performance of the 2,000 companies that are between the 1,000th and 3,000th largest in the market with dividends reinvested. Compared to the size companies in which most other mutual funds invest, ultra-small companies are spectacularly small. Companies this size typically have 10 to 5,300 employees, produce annual revenues under $1.4 billion, and may be known for just one product or service.

Although the Fund seeks investments across a number of sectors, from time to time, based on portfolio positioning to reflect its benchmark, the Fund may have significant positions in particular sectors.

The Adviser also seeks to minimize the distribution of capital gains, within the constraints of the investment objective and ultra-small company focus, by offsetting capital gains with capital losses. (A capital gain occurs when the Fund sells a stock at a higher price than the purchase price; a capital loss occurs when the Fund sells a stock at a lower price than the purchase price.) However, by paying close attention to trading, the Adviser seeks to conduct its tax management without detriment to the overall Fund return. Therefore, this Fund may also be an appropriate investment for shareholders in non-taxable or tax-deferred accounts.

The Fund will notify shareholders at least 60 days prior to any change in its policy of investing at least 80% of its assets in the types of securities described above.

The Fund may purchase stock market index futures in order to equitize cash.

Who Should Invest: The Adviser believes that this Fund is appropriate as a long-term investment (at least five years, but ideally ten years or more) for shareholders who can accommodate very high short-term price volatility. It may also be appropriate as a diversifier (a method of spreading risk) for a portfolio consisting primarily

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ADDITIONAL FUND INFORMATION

of large stocks. It may also be appropriate for investors in both taxable and non-taxable (or tax-deferred) accounts. It is not an appropriate investment for short-term investors, those trying to time the market, or those who would panic during a major market correction.

Small-Cap Growth Fund

The Small-Cap Growth Fund invests in a diversified portfolio of small-cap stocks that are listed on the New York Stock Exchange, NYSE American and NASDAQ. Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in stocks from among those in the small-cap growth category at the time of purchase. For purposes of the Fund’s investments, “small-cap stocks” are those whose market capitalization (stock market worth) falls within the range of the Russell 2000® Index, an unmanaged, market value weighted index, which measures performance of the 2,000 companies that are between the 1,000th and 3,000th largest in the market with dividends reinvested. The Russell 2000® Index is reconstituted from time to time. The market capitalization range for the Russell 2000® Index was $10 million to $12.4 billion as of June 30, 2020. Growth stocks are those the Adviser believes have above average prospects for economic growth. Generally, these are stocks represented in the Russell 2000® Growth Index, plus small stocks with similar “growth” characteristics. The Russell 2000® Growth Index includes those Russell 2000® companies with higher price-to-book ratios and higher forecasted growth values. The Adviser selects stocks within the small-cap growth category for the Fund using a statistical approach. The Fund may engage in active and frequent trading, which results in higher trading costs and, for shareholders in taxable accounts, a potentially higher tax burden. In addition, higher trading costs may negatively impact Fund performance. The Adviser will not necessarily sell a stock if it “migrates” to a different category after purchase. As a result, due to such “migration” or other market movements, the Fund may have less than 80% of its assets in small-cap stocks at any point in time. Based on statistical rules, securities are sold when the reasons for selecting the stock are no longer valid or when necessary to maintain the risk profile of the overall Fund.

Although the Fund seeks investments across a number of sectors, from time to time, based on portfolio positioning to reflect its benchmark, the Fund may have significant positions in particular sectors.

While the Fund is managed for long-term return on capital, the Adviser seeks to minimize capital gains distributions as part of a tax management strategy. For example, the Adviser tracks tax lots and periodically harvests tax losses to offset capital gains from stock sales or mergers. (A capital gain occurs when the Fund sells a stock at a higher price than the purchase price; a capital loss occurs when the Fund sells a stock at a lower price than the purchase price.) The successful application of this method is intended to result in a more tax-efficient fund than would otherwise be the case.

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ADDITIONAL FUND INFORMATION

The Fund will notify shareholders at least 60 days prior to any change in its policy of investing at least 80% of its assets in the types of securities described above.

Who Should Invest: The Adviser believes that the Fund is more appropriate as a long-term investment (at least 5 years, but ideally 10 years or more) for investors who want exposure to small, growth-oriented stocks in a professionally-managed fund while incurring low costs and minimizing taxable capital gains income. It is not an appropriate investment for short-term investors, those trying to time the market, or those who would panic during a major market correction.

Small-Cap Value Fund

The Small-Cap Value Fund invests in a diversified portfolio of small-cap stocks that are listed on the New York Stock Exchange, NYSE American and NASDAQ. Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in stocks from among those in the small-cap value category at the time of purchase. For purposes of the Fund’s investments, “small-cap stocks” are those whose market capitalization (stock market worth) falls within the range of the Russell 2000® Index, an unmanaged, market value weighted index, which measures performance of the 2,000 companies that are between the 1,000th and 3,000th largest in the market with dividends reinvested. The Russell 2000® Index is reconstituted from time to time. The market capitalization range for the Russell 2000® Index was $10 million to $12.4 billion as of June 30, 2020. Value stocks are those the Adviser believes are priced cheaply relative to some financial measures of worth, such as the ratio of price to earnings, price to sales, or price to cash flow. Generally, these are stocks represented in the Russell 2000® Value Index, plus small stocks with similar “value” characteristics. The Russell 2000® Value Index includes those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values. The Adviser selects stocks within the small-cap value category for the Fund using a statistical approach. The Adviser will not necessarily sell a stock if it “migrates” to a different category after purchase. As a result, due to such “migration” or other market movements, the Fund may have less than 80% of its assets in small-cap stocks at any point in time. Based on statistical rules, securities are sold when the reasons for selecting the stock are no longer valid or when necessary to maintain the risk profile of the overall Fund.

Although the Fund seeks investments across a number of sectors, from time to time, based on portfolio positioning to reflect its benchmark, the Fund may have significant positions in particular sectors.

While the Fund is managed for long-term total return on capital, the Adviser seeks to minimize capital gains distributions as part of a tax management strategy. For example, the Adviser tracks tax lots and periodically harvests tax losses to offset capital gains from stock sales or mergers. (A capital gain occurs when the Fund sells a stock at a higher price than the purchase price; a capital loss occurs when the Fund

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sells a stock at a lower price than the purchase price.) The successful application of this method is intended to result in a more tax-efficient fund than would otherwise be the case.

The Fund will notify shareholders at least 60 days prior to any change in its policy of investing at least 80% of its assets in the types of securities described above.

Who Should Invest: The Adviser believes that this Fund is more appropriate as a long-term investment (at least 5 years, but ideally 10 years or more) for investors who want exposure to small, value-oriented stocks in a professionally-managed fund, while incurring low costs and minimizing taxable capital gains income. It is not an appropriate investment for short-term investors, those trying to time the market, or those who would panic during a major market correction.

Blue Chip Fund

The Blue Chip Fund seeks to achieve its investment objective primarily through capital appreciation by investing in blue-chip stocks, while minimizing the distribution of capital gains and minimizing costs. Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in blue-chip stocks as determined at the time of purchase. For purposes of the Fund’s investments, the Adviser considers “blue-chip stocks” to be stocks issued by the largest 150 U.S. companies as defined by market capitalization. These stocks tend to be well-known and established companies. As of September 30, 2020, approximately 99% of the Fund’s net assets were invested this way.

The Adviser selects stocks within the blue-chip category for the Fund using a statistical approach that primarily considers market capitalization. To the extent the Fund seeks to achieve its investment objective of long-term total return on capital through income, that income will almost exclusively be derived from dividends paid by the companies held in the Fund’s portfolio. However, not all of the companies held in the Fund will pay dividends.

The Fund may purchase stock market index futures in order to equitize cash.

Although the Fund seeks investments across a number of sectors, from time to time, based on portfolio positioning, the Fund may have significant positions in particular sectors.

The Fund will notify shareholders at least 60 days prior to any change in its policy of investing at least 80% of its assets in the types of securities described above.

Fund Composition: The Fund seeks to hold the stocks of approximately 35 blue-chip companies, excluding any tobacco companies and ensuring reasonable industry diversification as determined by the Adviser. At times, however, the Fund may hold more or fewer stocks as a result of corporate actions such as spin-offs or mergers

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What is “short-term risk”?

As it applies to the Managed Volatility Fund investment objective, short-term risk is both “market risk” (or “beta”) and “downside risk.” A fund beta of 40% means that when the stock market declines, for example, 10%, one would expect an average corresponding decrease of 4% in the Fund. “Downside risk” is independent of the timing of stock market moves. A “downside risk” of 40% means that the total of all negative monthly fund returns would be four-tenths the magnitude of all negative monthly stock market returns, although the timing of these declines could vary. For purposes of risk measurement, the S&P 500® Index with dividends reinvested serves as a proxy for the stock market.

and acquisitions. Each stock is roughly equally weighted in the Fund. The stocks are not market capitalization weighted. Over time additional weight may be added to stocks that have declined in price and weight may be trimmed from stocks that have appreciated in price to return the stocks to roughly equally weighted. As of September 30, 2020, Fund companies ranged from $26.4 billion to $1.98 trillion in market capitalization (market size).

Who Should Invest: The Adviser believes that this Fund is more appropriate as a long-term investment (at least five years, but ideally ten years or more) for shareholders who want to invest in large U.S. companies, while incurring low costs and minimizing taxable capital gains income. Additionally, it may also be appropriate for long-term investors in tax-deferred accounts, such as Individual Retirement Plans (“IRAs”). It is not an appropriate investment for short-term investors, those trying to time the market, or those who would panic during a major market correction.

Managed Volatility Fund

To achieve the objective of providing a high current return with less short-term risk than the stock market, the Managed Volatility Fund uses multiple strategies–purchasing or selling stocks, options, futures, and fixed income securities. Up to 75% of the Fund’s total assets may be invested in common stocks and options. The Adviser may sell covered calls and/or secured puts. Both of these strategies are used to accomplish the same objective. At all times, at least 25% of the Fund’s total assets will be invested in equities. The Fund may invest up to 15% of its total assets in foreign securities. For purposes of the Fund’s investments, “foreign securities” means those securities issued by companies: (i) that are domiciled in a country other than the U.S.; and (ii) that derive 50% or more of their total revenue from activities outside of the U.S.

In most market environments, covered calls and secured puts afford the investor some “cushion” against a stock market decline but more limited appreciation potential in a stock market rise. The Fund may invest in common stocks and write options on any size companies on which options are traded on a national securities exchange. The Adviser selects stocks for the Fund according to statistical models that span various investment styles including both “growth” and “value.” Growth stocks are those that are expected to have faster increasing

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sales and earnings. Value stocks are those priced cheaply relative to some financial measures of worth. The Adviser may also select stocks and options according to a more passive strategy, including investing in stock market index futures and options. The Fund will write options in the amounts the Adviser believes is appropriate in achieving its investment objective. The Fund may also purchase or sell any financial (but not commodity) futures, puts, or calls within the scope of its investment objective and strategy. Specifically, the Fund may short stock index futures to hedge a similar basket of stocks and sell covered call or secured put options to reduce the risk of stock ownership. These instruments can be used to hedge cash, manage market risk, dampen volatility in line with its investment objective, arbitrage the difference between stocks and futures and create synthetic option positions. Options and futures can be volatile investments and may not perform as expected.

With respect to fixed-income investments, the Adviser normally invests at least 25% of the Fund’s total assets in money market funds or fixed-income securities, such as U.S. government obligations, mortgage and asset-backed securities, corporate bonds, collateralized mortgage obligations, and/or other fixed-income instruments. The proportions and durations held in the various fixed-income securities may be revised in light of the Adviser’s appraisal of the relative yields of securities in the various market sectors, the investment prospects for issuers, and other considerations. In addition, the Fund’s strategy with respect to credit rating may vary over time. In selecting fixed-income securities, the Adviser may consider many factors, including yield to maturity, quality, liquidity, current yield, and capital appreciation potential. The Adviser anticipates that fixed income investments will largely be limited to U.S. government securities and high quality corporate debt.

To summarize, selling covered call and secured put options reduces the Fund’s volatility and provides some cash flow. The combination of stock and fixed-income investments and the steady cash flow from the sale of call and put options is designed to provide the Fund with more stable returns over a wide range of fixed-income and equity market environments.

Based on statistical rules, positions are exited when the reasons for entering the position are no longer valid or when necessary to maintain the risk profile of the overall Fund.

Who Should Invest: The Adviser believes that this Fund is appropriate as a mid- to long-term investment (at least three years or more) for conservative investors who are willing to accept some stock market risk. It may also be appropriate as a diversifier to a long-term portfolio comprised of stocks, bonds, and other investments. It is not an appropriate investment for short-term investors or those who would panic during a major market correction.

Principal Risks:

There is no guarantee that the Funds will meet their investment objectives. The following risk disclosures supplement and expand upon the principal risks of investing

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in the Funds, as identified in each of the “Fund Summary” sections of this prospectus. The Funds may invest in or use other types of investments or strategies not shown above that do not represent principal investment strategies or raise principal risks. More information about these non-principal investments, strategies and risks is available in the Funds’ Statement of Additional Information (“SAI”).

Capital Gains Risk (Ultra-Small Company Market Fund, Small-Cap Growth Fund, Small-Cap Value Fund): If any of these Funds experiences extensive redemptions or if too many small companies in the small-cap funds outgrow the Funds’ small-cap mandate, the Adviser might need to sell some stocks, which could generate capital gains. There can be no guarantee that the Funds will not distribute substantial capital gains, although the Adviser strongly intends to avoid doing so.

Credit Risk (Managed Volatility Fund): The chance that a bond issuer will fail to pay interest and principal.

Derivatives Risk (Aggressive Investors 1 Fund, Ultra-Small Company Fund, Ultra-Small Company Market Fund, Blue Chip Fund, Managed Volatility Fund): The Adviser’s use of aggressive investment techniques, including futures, options and leverage, may magnify the risk of loss in an unfavorable market environment. The use of futures and options to increase or decrease a Fund’s exposure to stock market risk (Aggressive Investors 1 Fund), to equitize cash (Ultra-Small Company Fund, Ultra-Small Company Market Fund and Blue Chip Fund), and to hedge cash, manage market risk, dampen volatility in line with its investment objective, arbitrage the difference between stocks and futures and create synthetic option positions (Managed Volatility Fund) are subject to certain additional risks. Futures and options may not always be successful hedges, and their prices can be highly volatile. They may not always successfully manage risk. Using futures and options could lower a Fund’s total return, and the potential loss from the use of futures can exceed a Fund’s initial investment in such contracts. In addition, a Fund’s investments in stock index futures are subject to the risk that the returns of the basket of stocks to which they are hedged are reduced by losses on the futures in a rising market.

The SEC has proposed a new rule related to the use of derivatives in mutual funds, which, if adopted by the SEC as proposed, may limit a Fund’s ability to engage in transactions that involve potential future payment obligations (including derivatives such as currency forwards, futures, and swaps), may limit the ability of a Fund to invest in accordance with certain of its stated investment strategies, and result in increased costs. In addition, changes in government regulation of derivative instruments could affect the character, timing and amount of a Fund’s taxable income or gains, and may limit or prevent a Fund from using certain types of derivative instruments as a part of its investment strategy, which could make the investment strategy more costly to implement or require the Fund to change its investment strategy.

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Focus Investing Risk (Aggressive Investors 1 Fund and Blue Chip Fund): Investing a high percentage of a Fund’s assets in a small number of companies will likely add to Fund volatility. It exposes the shareholder to company-specific risk, or the risk that bankruptcy, or other negative events, related to a single company will significantly affect total Fund return.

Foreign Securities Risk (Aggressive Investors 1 Fund, Ultra-Small Company Fund, Managed Volatility Fund): Investments in foreign securities can be more volatile than investments in U.S. securities. Foreign securities have additional risk, including exchange rate changes, political and economic upheaval, the relative lack of information about the companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

High Portfolio Turnover Risk (Aggressive Investors 1 Fund, Ultra-Small Company Fund, Small-Cap Growth Fund): The Adviser’s investment approach may result in annual turnover in excess of 100%. A Fund may, as a result, trade more frequently and incur higher levels of brokerage fees and commissions, and cause higher levels of current tax liability to shareholders that hold Fund shares in a taxable account.

Inflation Risk (Blue Chip Fund): Large-cap stocks have tended to recover more slowly than small-cap stocks from a market downturn. Consequently, the Fund may expose shareholders to higher inflation risk (the risk that the Fund’s value will not keep up with inflation) than some other stock market segments.

Interest Rate Risk (Managed Volatility Fund): The chance that bond prices overall will decline as interest rates rise or that interest rates will decline and money may not be able to be reinvested at the same or higher rates.

Leveraging Risk (Aggressive Investors 1 Fund): The Fund’s use of leverage may cause the Fund’s portfolio to be more volatile than if the portfolio had not been leveraged because leverage could exaggerate the effect of any increase or decrease in the value of the securities held by the Fund. In addition, leverage created from borrowing may impair the Fund’s liquidity, cause it to liquidate positions at an unfavorable time or otherwise not achieve its intended objective.

Management and Operational Risk (All Funds): The Adviser uses statistical analyses and models to select investments for the Funds. Any imperfections, errors or limitations in the models or analyses and therefore any decisions made in reliance on such models or analyses could expose the Funds to potential risks. In addition, the models used by the Adviser assume that certain historical statistical relationships will continue. These models are constructed based on historical data supplied by third parties and, as a result, the success of relying on such models may depend heavily on the accuracy and reliability of the supplied historical data.

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Market Risk (All Funds): The Funds could lose value if the individual securities in which they have invested and/or the overall stock markets on which the stocks trade decline in price. Stocks and stock markets may experience short-term volatility (price fluctuation) as well as extended periods of price decline or little growth. Individual stocks are affected by many factors, including:

•	corporate earnings;
•	production;
•	management;
•	sales; and
•	market trends, including investor demand for a particular type of stock, such as growth or value stocks, small-or large-cap stocks, or stocks within a particular industry.

Market risks, including political, regulatory, market, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Funds’ investments. In addition, turbulence in financial markets and reduced liquidity in the markets may negatively affect many issuers, which could adversely affect the Funds. These risks may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) adversely interrupt the global economy; in these and other circumstances, such events or developments might affect companies world-wide and therefore can affect the value of the Funds’ investments.

The global pandemic outbreak of an infectious respiratory illness caused by a novel coronavirus known as COVID-19 has resulted in substantial market volatility and global business disruption, affecting the global economy and the financial health of individual companies in significant and unforeseen ways. COVID-19 has resulted in, among other things, travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, significant disruptions to business operations, market closures, cancellations and restrictions, supply chain disruptions, lower consumer demand, and significant volatility and declines in global financial markets, as well as general concern and uncertainty. Instability in the United States, European and other credit markets has made it more difficult for borrowers to obtain financing or refinancing on attractive terms or at all. In particular, because of the current conditions in the credit markets, borrowers may be subject to increased interest expenses for borrowed money and tightening underwriting standards. The COVID-19 pandemic could continue to inhibit global, national and local economic activity, and constrain access to capital and other sources of funding. Various recent government interventions have been aimed at curtailing the distress to financial markets caused by the COVID-19 outbreak. There can be no guarantee that these or other economic stimulus plans (within the United States or other affected countries throughout the world) will be sufficient or will have their intended effect. In addition, an unexpected or quick reversal of such policies could increase

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market volatility, which could adversely affect a Fund’s investments. The duration and future impact of COVID-19 are currently unknown, which may exacerbate the other risks that apply to a Fund and could negatively affect Fund performance and the value of your investment in a Fund.

Additional Fund Specific Market Risk:

Ultra-Small Company Fund, Ultra-Small Company Market Fund—The Funds are also subject to the risk that ultra-small company stocks will underperform other kinds of investments for a period of time. This risk is true of any market segment. Based on historical data, such periods of underperformance may persist for multiple years.

Small-Cap Growth Fund, Small-Cap Value Fund—Small-cap stocks have historically exhibited more volatility than large-cap stocks. The Funds are subject to the risk that they will underperform other kinds of investments for a period of time, especially in a market downturn. This risk is true of any market segment. Based on historical data, such periods of underperformance may persist for multiple years.

Small-Cap Growth Fund—Growth investing involves buying stocks that have relatively high prices in relation to their earnings. Growth stocks may be more volatile than other stocks because they are generally more sensitive to investor perceptions and market movements. During periods of growth stock underperformance, the Fund’s performance may suffer and underperform other equity funds that use different investing styles. This risk is true of any market segment. Based on historical data, such periods of underperformance may persist for multiple years.

Small-Cap Value Fund—Over time, a value investing style may go in and out of favor, causing the Fund to sometimes underperform other equity funds that use different investing styles. This risk is true of any market segment. Value stocks can react differently to issuer, political, market and economic developments than the market overall and other types of stock. In addition, the Fund’s value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced. Based on historical data, such periods of underperformance may persist for multiple years.

Blue Chip Fund—The Fund is also subject to the risk that blue-chip company stocks will underperform other kinds of investments for a period of time. This risk is true of any market segment. Based on historical data, such periods of underperformance may persist for multiple years. Large companies do not have the same growth potential of smaller companies and shareholders of large companies may have less overall influence than they would in smaller companies.

Managed Volatility Fund—The Fund invests in companies of any size for which exchange-traded options are available. Small companies are more vulnerable to financial and other risks than large companies. Additionally, the Fund could

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experience a loss in the stock, option, and fixed income portion of its holdings at the same time.

Option Strategy Risk (Managed Volatility Fund): A covered call position will result in a loss on its expiration date if the underlying stock price has fallen since the purchase by an amount greater than the price for which the option was sold. Also, the Adviser may not always write options on the full number of shares of stock it owns, which exposes the Fund to the full market risk of these shares. Thus, the Fund’s option strategies may not fully protect it against declines in the value of its stocks. In addition, the option writing strategy limits the upside profit potential normally associated with stocks. Options are also inherently more complex, requiring a higher level of training for the Fund manager and support personnel.

Prepayment Risk (Managed Volatility Fund): The chance that a mortgage-backed bond issuer will repay a higher-yielding bond more quickly than expected and the Fund may then have to invest the proceeds in a bond with a lower-paying yield.

Sector Risk (All Funds): Companies with similar characteristics may be grouped together in broad categories called sectors. A certain sector may underperform other sectors or the market as a whole. As the Adviser allocates more of a Fund’s portfolio holdings to a particular sector, a Fund’s performance will be more susceptible to any economic, business or other developments which generally affect that sector.

Short-Sale Risk (Aggressive Investors 1 Fund): Individual short-sale positions can theoretically expose the Fund to unlimited loss, although the Adviser seeks to mitigate this potential loss by limiting a single short-sale position to 2.5% of net assets at the time of opening the position.

Small-Cap Company Risk (Aggressive Investors 1 Fund, Small-Cap Growth Fund, Small-Cap Value Fund, Managed Volatility Fund): Investing in small-cap companies may involve greater risk than investing in large- or mid-cap companies due to smaller companies possibly having less management experience, limited financial resources, minimal product diversification and few competitive strengths. Therefore, securities of small-cap companies may be and have historically been more volatile and less liquid than those of large- and mid-cap companies.

Strategy Risk (All Funds): Each Fund utilizes its own distinct investment strategy. Investment strategies tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. As such, there may be periods when the type of stocks that a particular Fund invests in are out of favor, and the Fund’s performance may suffer.

Ultra-Small Company Risk (Ultra-Small Company Fund, Ultra-Small Company Market Fund): Ultra-small company securities typically exhibit much greater volatility

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than large-company shares and greater volatility than small-company and even micro-cap company shares. Ultra-small companies may:

•	have limited resources for expanding or surviving in a newly competitive environment,
•	lack depth of management,
•	have a limited product line, and
•	be more sensitive to economic downturns than companies with large capitalizations.

U.S. Government Security Risk (Managed Volatility Fund): U.S. government obligations vary in the level of support they receive from the U.S. government. They may be: (i) supported by the full faith and credit of the U.S. Treasury; (ii) supported by the right of the issuer to borrow from the U.S. Treasury; (iii) supported by the discretionary authority of the U.S. government to purchase the issuer’s obligations; or (iv) supported only by the credit of the issuer.

Temporary Investments:

Each Fund generally will be fully invested in accordance with its objective and strategies. However, each Fund may invest without limit in cash or money market cash equivalents pending investment of cash balances or in anticipation of possible redemptions. Each Fund may also, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. The use of temporary investments and temporary defensive positions therefore is not a principal strategy as it prevents a Fund from fully pursuing its investment objective, and the Fund may miss potential market upswings.

Commodity Exchange Act Exclusion:

Bridgeway Funds has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) with respect to each Fund and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.

Selective Disclosure of Portfolio Holdings:

A description of the Bridgeway Funds’ policies and procedures regarding the release of portfolio holdings information is available in the SAI.

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Who Manages the Bridgeway Funds?

Bridgeway Capital Management is the Adviser for all Bridgeway Funds. The Adviser is responsible for all investment decisions subject to the investment strategies, objectives and restrictions applicable to each Fund. All Bridgeway Funds are managed according to the Adviser’s statistical, evidence-based investment process. The Adviser’s process is based on a fundamental belief in discipline, avoiding behavioral biases, rigorous testing, risk management, and expert execution. Some Bridgeway Funds (referred to as “Select” Funds) are designed to pursue superior long-term risk-adjusted investment performance through diversification and multi-factor exposure. Other Bridgeway Funds (referred to as “Omni” Funds) are constructed to provide specialized exposure to their target asset class (a specific portion of the market) through broad diversification.

The Board of Directors of Bridgeway Funds oversees the Funds’ management, decides on matters of general policy and reviews the activities of the Funds’ Adviser. Bridgeway Capital Management, Inc. (“Bridgeway Capital Management”), 20 Greenway Plaza, Suite 450, Houston, Texas 77046, acts as the investment adviser (the “Adviser”) to the Funds pursuant to a Management Agreement approved by the Board of Directors. A discussion regarding the basis for the Board of Directors approving the Management Agreement for each Fund is available in the Funds’ annual report to shareholders for the fiscal year ended June 30, 2020.

The Adviser is responsible for the investment and reinvestment of Bridgeway Funds’ assets and provides personnel and certain administrative services for operation of the Funds’ daily business affairs. It formulates and implements a continuous investment program for each Fund consistent with its investment objectives, policies and restrictions. For the fiscal year ended June 30, 2020, the Adviser received the following investment management fee rates, after taking into account any applicable management fee waivers and performance fee adjustments:

Management Fee for the fiscal year ended June 30, 20201

Portfolio	Total Management Fee	Performance-based Management Fee Range[2]
Aggressive Investors 1 Fund	(0.04%)[3]	0.20% to 1.60%
Ultra-Small Company Fund	0.93%	N/A
Ultra-Small Company Market Fund	0.43%	N/A
Small-Cap Growth Fund	0.26%	0.55% to 0.65%
Small-Cap Value Fund	0.36%	0.55% to 0.65%
Blue Chip Fund	0.00%	N/A
Managed Volatility Fund	0.27%	N/A

1 All fees in this table are expressed as a percentage of average daily net assets.

2 Performance-based fee adjustments are calculated based on the Fund’s average daily net assets over the most recent five-year period ending on the last day of the quarter. If stated in terms of current year net assets (as in the financial highlights table), the effective performance fee rate can be less than or higher than this fee range.

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3 The management fee for the Fund for the fiscal year ending June 30, 2020 is negative due to the negative performance adjustment of the investment management fee under its performance-based management fee structure.

The Adviser, pursuant to its Management Agreement with each Fund, is contractually obligated to waive fees and/or pay Fund expenses, if necessary, to ensure that net expenses do not exceed the following fiscal year expense ratios for each Fund (the “Expense Limitation”). The Expense Limitation cannot be changed or eliminated without shareholder approval.

Portfolio	Expense Limitation[1]
Aggressive Investors 1 Fund	1.75%
Ultra-Small Company Fund	1.85%
Ultra-Small Company Market Fund	0.75%
Small-Cap Growth Fund	0.94%
Small-Cap Value Fund	0.94%
Blue Chip Fund	0.15%
Managed Volatility Fund	0.94%

1 Fees and expenses attributable to investments in other funds (i.e., “Acquired Fund Fees and Expenses”) are not included in the expense limitation.

Aggressive Investors 1 Fund, Small-Cap Growth Fund and Small-Cap Value Fund each have management fees that are comprised of a base fee, which is applied to the Fund’s average annual net assets, and a performance fee adjustment, which is adjusted upward or downward depending on the Fund’s performance relative to the applicable market index over a rolling five-year performance period, and is applied to the Fund’s average daily net assets over this performance period.

Because the performance adjustment is based on a Fund’s performance relative to the applicable market index, and not the Fund’s absolute performance, the performance adjustment could increase the Adviser’s fee even if the Fund’s shares lose value over the performance period provided that the Fund outperformed its market index, or could decrease the Adviser’s fee even if the Fund’s shares increase in value during the performance period provided that the Fund underperformed its market index. Also, depending on a Fund’s performance relative to the applicable market index over the rolling five-year performance period, the performance adjustment could increase the Adviser’s fee even if the Fund has experienced underperformance relative to its market index in the short-term, or could decrease the Adviser’s fee even if the Fund has experienced outperformance relative to its market index in the short-term. However, no performance adjustment will be applied to the Adviser’s fee if the cumulative difference between a Fund’s performance and that of the applicable market index is less than or equal to 2% over the rolling five-year performance period.

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Additionally, because the base fee is applied to average annual net assets, and the performance adjustment is calculated over a rolling five-year performance period, it is possible that if a Fund underperforms the applicable market index significantly over the performance period, and the Fund’s assets have declined significantly over that performance period, the negative performance adjustment may exceed the base fee. In this event, the Adviser would make a payment to the Fund.

As a result, management fees expressed as a percent of net assets in the Fund fee tables and the table above are a function of both current and historic average net assets. Therefore, any projections of management fees cannot be done with certainty since the impact of performance, redemptions and purchases on future assets is not known. The ranges above assume current assets equal average assets over the performance period. The Adviser seeks to protect shareholders from much higher than expected management fees that could result from this formula by contractually agreeing to expense limitations on these Funds.

Please see the SAI for more detail on the management fee calculations.

Who is the Investment Management Team?

Investment decisions for each Fund are based on statistical models run by the Investment Management Team.

These models can apply to multiple Funds. Therefore, the Investment Management Team is organized across two dimensions—models and Funds. First, each team member is trained on a set of statistical models, and each model has a primary and secondary “practitioner.” Second, each team member is assigned one or more Funds for which he or she is responsible for such things as cash flow management, tax management, and risk management. Procedures are documented to the degree that, theoretically, any one of the team members could manage a given model or Fund. Roles and responsibilities rotate across models and Funds to build team depth and skills. Modeling research is designed, presented, and scrutinized at the team level.

Collectively, the following individuals are jointly and primarily responsible for the day-to-day management of each Fund’s portfolio:

John Montgomery is the Chief Investment Officer and Portfolio Manager for all of the Bridgeway Funds. John founded the Adviser in 1993 and has worked at the Adviser since its inception. He holds a BS in Engineering and a BA in Philosophy from Swarthmore College and graduate degrees from MIT and Harvard Business School.

Elena Khoziaeva, CFA, is a Portfolio Manager and began working at the Adviser in 1998. Her responsibilities include portfolio management, investment research, and statistical modeling. Elena earned a Bachelor of Economic Sciences degree from

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Belarussian State Economic University in Minsk and graduated with highest honors from the University of Houston with an MBA in accounting.

Michael Whipple, CFA, FRM, is a Portfolio Manager and began working at the Adviser in 2002. His responsibilities include portfolio management, investment research, and statistical modeling. He holds a BS in Accountancy and Finance from Miami University in Ohio. Michael worked in public accounting with a focus on auditing from 1993 to 2000 before attending the University of Chicago Booth School of Business from 2000 to 2002, where he earned his MBA.

Ultra-Small Company Market Fund and Blue Chip Fund

In addition to the team members above, Christine L. Wang is also jointly and primarily responsible for the day-to-day management of the Ultra-Small Company Market Fund and Blue Chip Fund.

Christine L. Wang, CFA, CPA, is a Portfolio Manager and began working for the Adviser in 2008. Her responsibilities include portfolio management, investment research, and statistical modeling. Christine holds an MS in Accounting from the University of Virginia and a BA in Sociology and Managerial Studies from Rice University. Christine is a Certified Public Accountant licensed in the State of Texas. Prior to joining the Adviser, Christine worked in public accounting with a focus on energy trading and risk management from 2004 to 2008.

Managed Volatility Fund

In addition to the team members above, Richard P. Cancelmo, Jr. is also jointly and primarily responsible for the day-to-day management of the Managed Volatility Fund.

Richard P. Cancelmo, Jr. (“Dick”) is a Portfolio Manager and began working for the Adviser in 2000. Dick has managed the Managed Volatility Fund since its inception in 2001. Dick holds a BA in American History from Washington and Lee University. He was employed by Cancelmo Capital Management, Inc., the investment adviser to West University Fund, prior to joining the Adviser.

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MANAGEMENT OF THE FUNDS

How Are Bridgeway’s Select Funds Managed?

The Adviser uses multiple multi-factor models to manage the Funds in Bridgeway’s Select category (Aggressive Investors 1, Ultra-Small Company, Small-Cap Growth, Small-Cap Value and Managed Volatility Funds). The Adviser looks at stocks from a variety of different perspectives using different models seeking to “dampen” some of the volatility inherent in each model and style. A confluence of favorable factors within a single model results in a stock being included as a model “buy.” These models were originally developed by the Adviser and are maintained by the Investment Management Team.

The Adviser is extremely disciplined in following the models. The Adviser resists overriding the models with qualitative or subjective data. The Adviser relies heavily on statistics and the discipline of the process.

The Adviser does not talk to company management or Wall Street analysts for investment ideas. Examples of model inputs include timely, publicly available financial and technical data from objective sources, thus avoiding the emotions or biases of third parties.

The Adviser avoids timing the market or incorporating macro-economic prognostication.

The Adviser seeks to avoid bad data. The Adviser seeks to “tip the scales” in the Funds’ favor by seeking to verify, where possible and within time constraints, the quality of data input to the models.

Additional Information About Portfolio Managers

The Bridgeway Funds’ SAI provides information about the actual compensation of Mr. Montgomery. The SAI also provides information about the compensation structure of the Portfolio Managers, ownership in each Bridgeway Fund and other accounts managed by the Portfolio Managers.

Who is Bridgeway Capital Management?

Bridgeway Capital Management (the “Adviser”), a Texas corporation, was incorporated in 1993. The Adviser believes principles are the foundation of prosperity. The firm offers intelligently designed investment strategies, sub-advisory services, and mutual funds to select institutions and advisers. Committed to community impact, the Adviser donates 50% of its profits to non-profit and charitable organizations. The Adviser practices relational investing, an approach that bridges the gap between investment results and returns for humanity by taking an innovative approach to asset management.

For nearly 30 years, the Adviser has followed a disciplined, statistical process, grounded in academic theory and fundamental data, which has resulted in long-term outcomes. Putting investors’ interests first is a hallmark of the firm’s servant leadership culture and core values of integrity, performance, efficiency, and service.

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MANAGEMENT OF THE FUNDS

Both Bridgeway Funds and the Adviser are committed to a mission statement that places integrity above every other business value. Due to actual or perceived conflicts of interest, neither Bridgeway Funds nor the Adviser:

•	takes part in directed brokerage arrangements,
•	participates in any pre-arranged soft dollar arrangements, or
•	has a brokerage relationship with any affiliated organization.

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Net Asset Value (NAV)

The net asset value (“NAV”) per share of each Fund is the value of the Fund’s investments plus other assets, less its liabilities, divided by the number of Fund shares outstanding. In determining the NAV, each Fund’s assets are valued primarily on the basis of market quotations. In cases of trading halts or in other circumstances when quotations are not readily available or are deemed unreliable for a particular security, the fair value of the security will be determined based on procedures established by the Board of Directors. Specifically, if a market value is not available for a security, the security will be valued at fair value as determined in good faith by or under the direction of the Board of Directors. The valuation assigned to a fair valued security for purposes of calculating a Fund’s NAV may differ from the security’s most recent closing market price and from the prices used by other mutual funds to calculate their NAVs. To the extent the Funds invest in other investment companies, the NAV of the investment companies in which each Fund invests will be included in the calculation of the Fund’s NAV. The prospectuses of those investment companies explain the circumstances under which those investment companies will use fair value pricing and the effects of using fair value pricing.

Because the Funds charge no sales loads, the price you pay for shares is the Fund’s NAV. The Funds are open for business every day the New York Stock Exchange (“NYSE”) is open. The Funds do not calculate NAV on the following days: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Christmas Day, and any other day when the NYSE is closed. Every buy or sell order you place in good order will be processed at the next NAV calculated after your order has been received by each Fund or its agent.

The NAV is calculated for each Fund at the end of regular trading on the NYSE on business days, usually 4:00 p.m. Eastern time. In rare and unforeseen situations that prevent the NYSE from being open during a regular trading day, each Fund may, but is not required to, calculate its NAV. In such a situation, whether or not a Fund calculates its NAV may depend on whether the exchanges on which Fund holdings trade are open. If the NYSE begins an after-hours trading session, the Board of Directors has set closing price procedures. Mutual fund marketplaces and members of the National Securities Clearing Corporation (“NSCC”) may have an earlier cut-off time for pricing a transaction. Foreign markets may be open on days when U.S. markets are closed; therefore, the value of foreign securities owned by a Fund could change on days when you cannot buy or sell Fund shares. The NAV of each Fund, however, will only change when it is calculated at the NYSE daily close.

Rule 12b-1 and Shareholder Services Fees

On October 15, 1996, Bridgeway Funds’ shareholders approved a 12b-1 Plan that permitted the Adviser to pay up to 0.25% of each Fund’s average daily assets for sales and distribution of Bridgeway Funds shares. In this plan, the Adviser agreed to

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pay directly all distribution costs associated with Class N shares, which is currently the only class of shares outstanding. This plan has been re-approved each year by the Board of Directors, including a majority of those Directors who are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act.

On October 1, 2003, Bridgeway Funds’ shareholders approved modification of the 12b-1 Plan to permit selected Bridgeway Funds to add additional classes of Fund shares with a maximum 0.25% 12b-1 fee. This fee is payable by shareholders who purchase Fund shares through distribution channels that charge distribution and account servicing fees versus “no or low cost” alternatives. Currently, there are no classes of Fund shares subject to this 12b-1 fee.

Policy Regarding Excessive or Short-Term Trading of Fund Shares

The Board of Directors of the Funds has adopted and implemented policies and procedures to detect, discourage and prevent short-term or frequent trading (often described as “market timing”) in the Funds.

The Funds do not accommodate market timing and are not designed for professional market timing organizations, individuals, or entities using programmed or frequent exchanges or trades. Frequent exchanges or trades may be disruptive to the management of the Funds and can raise their expenses. The Funds reserve the right to reject any purchase order, including exchange purchase, with respect to market timers and reserves the right to determine, in their sole discretion, that an individual, group or entity is or has acted as a market timer.

Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, a Fund may consider the following activities to be excessive trading:

•	The sale or exchange of shares within a short period of time after the shares were purchased;
•	A series of transactions indicative of an excessive trading pattern or strategy; or
•	The Fund reasonably believes that a shareholder or person has engaged in such practices in connection with other Bridgeway Funds.

A Fund may be more or less affected by short-term trading in Fund shares, depending on various factors such as the size of the Fund, the amount of assets the Fund typically maintains in cash or cash equivalents, the dollar amount, number, and frequency of trades in Fund shares and other factors. Short-term and excessive trading of Fund shares may present various risks to the Funds, including:

•	potential dilution in the value of Fund shares,
•	interference with the efficient management of a Fund’s portfolio, and
•	increased brokerage and other transaction costs.

Certain Funds such as Ultra-Small Company, Ultra-Small Company Market, Aggressive Investors 1, Small-Cap Growth and Small-Cap Value Funds, may invest

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in equities that have low liquidity and therefore may be more susceptible to these risks. In addition, Ultra-Small Company Market Fund is designed to track certain markets and also may be exposed to greater risk due to short-term and excessive trading.

The Funds currently use several methods to reduce the risk of market timing. These methods include: (i) monitoring trade activity; and (ii) assessing a redemption fee for short-term trading as described earlier in this prospectus. Redemption fees accrue to the Fund itself, not the Adviser. Redemption fees may not be charged to investors holding shares in certain omnibus or other institutional accounts or savings plans or on transactions redeemed in-kind. When a pattern of short-term or excessive trading activity or other trading activity deemed harmful or disruptive to the Funds by an investor is detected, the Adviser may prohibit that investor from future purchases in the Funds or limit or terminate the investor’s exchange privilege. The detection of these patterns and the banning of further trading are inherently subjective and therefore involve some selectivity in their application. The Adviser seeks to make such determinations in a manner consistent with the interests of the Funds’ long-term shareholders.

There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the Adviser may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through omnibus accounts maintained by broker-dealers or other financial intermediaries (see discussion below).

Market timing through financial intermediaries. Shareholders are subject to the Funds’ policy prohibiting frequent trading or market timing regardless of whether they invest directly with the Funds or indirectly through a financial intermediary such as a broker-dealer, a bank, an investment adviser or an administrator or trustee of a 401(k) retirement plan that maintains an omnibus account with the Funds for trading on behalf of its customers. To the extent required by applicable regulation, the Funds (or an agent of the Funds) enter into agreements with financial intermediaries under which the intermediaries agree to provide information about Fund share transactions effected through the financial intermediary. While the Funds (or an agent of the Funds) monitor accounts of financial intermediaries and will encourage financial intermediaries to apply the Funds’ policy prohibiting frequent trading or market timing to their customers who invest indirectly in the Funds, the Funds are limited in their ability to monitor the trading activity, enforce the Funds’ policy prohibiting frequent trading or enforce any applicable redemption fee with respect to customers of financial intermediaries. Certain financial intermediaries may be limited with respect to their monitoring systems and/or their ability to provide sufficient information from which to detect patterns of frequent trading potentially harmful to a Fund. For example, should it occur, the Funds may not be able to detect frequent trading or market timing that may be facilitated by financial intermediaries or it may be more difficult to identify in the omnibus accounts used by those intermediaries for aggregated

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purchases, exchanges and redemptions on behalf of all their customers. In certain circumstances, financial intermediaries such as 401(k) plan providers may not have the technical capability to apply the Funds’ policy prohibiting frequent trading to their customers. Reasonable efforts will be made to identify the financial intermediary customer engaging in frequent trading. Transactions placed through the same financial intermediary that violate the policy prohibiting frequent trading may be deemed part of a group for purposes of the Funds’ policy and may be rejected in whole or in part by the Funds. However, there can be no assurance that the Funds will be able to identify all those who trade excessively or employ a market timing strategy, and curtail their trading in every instance. Finally, it is important to note that shareholders who invest through omnibus accounts also may be subject to the policies and procedures of their financial intermediaries with respect to short-term and excessive trading in the Funds.

Revenue Sharing

The Adviser, from its own resources, may make payments to financial service agents as compensation for access to platforms or programs that facilitate the sale or distribution of mutual fund shares, and for related services provided in connection with such platforms and programs. These payments would be in addition to any other payments described in this prospectus. The amount of the payment may be different for different agents. These additional payments may include amounts that are sometimes referred to as “revenue sharing” payments. These payments may create an incentive for the recipient to recommend or sell shares of a Fund to you. The Board of Directors of the Bridgeway Funds will monitor these revenue sharing arrangements as well as the payment of management fees paid by the Funds to ensure that the levels of such management fees do not involve the indirect use of the Funds’ assets to pay for marketing, promotional or related services. Because revenue sharing payments are paid by the Adviser from its legitimate profits, and not from the Funds’ assets, the amount of any revenue sharing payments is determined by the Adviser.

Please contact your financial intermediary for details about additional payments it may receive and any potential conflicts of interest. Notwithstanding the payments described above, the Adviser is prohibited from considering a broker-dealer’s sale of Fund shares in selecting such broker-dealer for the execution of Fund portfolio transactions. Also notwithstanding these arrangements, the Adviser routinely declines to participate in the most expensive “no-transaction fee” arrangements and is therefore excluded from participation in some of the highest profile “pay to play” distribution arrangements.

Purchasing Shares

You may purchase shares using one of the options described below. Purchase orders will not be processed unless the account application and purchase payment are received by the Funds or its agent in good order before the close of regular

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trading on the NYSE, generally 4:00 p.m. Eastern time. Purchase orders received after the close of the regular session of trading on the NYSE are processed at the NAV determined on the following business day. In accordance with the USA PATRIOT Act, if you fail to provide all of the required information requested in the current account application, your purchase order will not be processed. Additionally, federal law requires that the Funds verify and record your identifying information. The minimum initial investment in any Fund is $2,000, the subsequent investment minimum is $100 and the systematic purchase plan minimum is $50. However, some retirement plans and health savings accounts may have lower minimum initial investments.

Directly From the Funds

Buying Shares. You can purchase shares directly from a Fund by completing and submitting an application, which can be obtained on our website, or by calling 800-661-3550. All initial investments must be made by check or wire, and additional investments may be made by check, wire or ACH. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. The Funds do not accept purchases made by cash or cash equivalents (for example, money order, traveler’s check, starter check or credit card check).

Checks. Checks must be made payable to “Bridgeway Funds.”

Applications & checks can be sent via:

Regular Mail:

Bridgeway Funds, Inc.

c/o BNY Mellon Investment Servicing (US) Inc.

P.O. Box 9860

Providence, RI 02940-8060

Overnight Mail:

Bridgeway Funds, Inc.

c/o BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581-1722

Automated Clearing House (ACH). You may purchase additional shares through an electronic transfer of money from a checking or savings account. The ACH service will automatically debit your pre-designated bank account for the desired amount. There is a limit of $30,000 per Fund on ACH purchases.

Wires. Call to notify us of your incoming wire and request wiring instructions. Instruct your U.S. financial institution with whom you have an account to make a Federal Funds wire payment to the Funds. Your financial institution may charge a fee for this service.

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In-Kind Purchases. Each Fund may accept payment for Fund shares in the form of securities that are permissible investments for such Fund at the sole discretion of the Adviser.

From Fund Marketplaces

Shareholders may purchase and redeem Bridgeway Funds through selected mutual fund marketplaces. Check with your marketplace for availability. Many Fund investors prefer investing with marketplaces for the range of investment alternatives and statement consolidation. Account minimums and other terms and conditions may apply. Check with each marketplace for a more complete list of fees that you may incur.

From Financial Service Organizations. You may purchase shares of the Funds through participating brokers, dealers, and other financial professionals. Simply call your investment professional to make your purchase. If you are a client of a securities broker or other financial organization, you should note that such organizations may charge a separate fee for administrative services in connection with investments in Fund shares and may impose account minimums and other requirements. These fees and requirements are in addition to those imposed by the Funds. If you are investing through a securities broker or other financial organization, please refer to its program materials for any additional special provisions or conditions that may be different from those described in this prospectus (for example, some or all of the services and privileges described may not be available to you).

Account Requirements

Type of Account	Requirement

Individual, Sole Proprietorship and Joint Accounts. Individual accounts are owned by one person, as are sole proprietorship accounts. Joint accounts have two or more owners (tenants).	Instructions must be signed by all persons exactly as their names appear on the account.

Gifts or Transfers to a Minor (UGMA, UTMA) These custodial accounts provide a way to give money to a child and possibly obtain tax benefits. You should consult your tax professional to determine tax benefits available to you.	Depending on state laws, you can set up a custodial account under the UGMA or the UTMA. The custodian must sign instructions in a manner indicating custodial capacity.

Business Entities	Submit a secretary’s (or similar) certificate covering incumbency and authority.

Trusts	The trust must be established before an account can be opened. Provide the first and signature pages from the trust document identifying the trustees.

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Investment Procedures

How to Open an Account	How to Add to Your Account

By check • Obtain an application by mail, fax or from our website. • Complete the application and any other required documentation. • Mail your application and any other documents and your check.	By check • Complete an investment slip from a confirmation statement or write us a letter. • Write your account number and Fund on your check. • Mail the slip or letter and your check.

By wire

•  Obtain an application by mail, fax or from our website.

•  Complete the application and any other required documentation.

•  Call us to fax the completed application and documentation. We will open the account and assign an account number.

•  Instruct your bank to wire your money to us. Your bank may charge you a wire fee.

•  Mail us your original application and any other documentation.

By wire

•  Call to notify us of your incoming wire and request wiring instructions.

•  Note your fund and account number in the memo portion of your wire request.

•  Instruct your bank to wire your money to us. Your bank may charge you a wire fee.

Applications & checks can be sent via:

Regular Mail:

Bridgeway Funds, Inc.

c/o BNY Mellon Investment Servicing (US) Inc.

P.O. Box 9860

Providence, RI 02940-8060

Overnight Mail:

Bridgeway Funds, Inc.

c/o BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581-1722

Online

•  Logon to our website bridgewayfunds.com.

•  Click the link “Shareholder Login.”

•  Login to your account.

•  Follow the online steps.

•  We will electronically debit your purchase from your selected financial institution.

By automatic monthly ACH payment

•  Online after logging on to your account under the link “Account Options.”

•  Write us to request an ACH providing us with your fund account number, dollar amount of the ACH, day of month you want the transaction to be processed on along with the bank name, address, ABA and account number, and type of banking account the funds will be drawn from.

Canceled or Failed Payments. The Funds accept checks and ACH transfers at full value subject to collections. If your payment for shares is not received or you pay with a check or ACH transfer that does not clear or is later rejected, your purchase will be canceled. You will be responsible for any direct losses or expenses incurred

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by the Funds or the transfer agent as a result of a check or an ACH transfer that does not clear, and the Funds may redeem shares you own in the account as reimbursement. The Funds and their agents have the right to reject or cancel any purchase, exchange or redemption request due to nonpayment.

Rejection of Purchase Orders. The Funds reserve the right to refuse purchase orders for any reason. For example, the Funds may reject purchase orders for very small accounts (e.g., accounts comprised of only one share of a Fund) as well as for reasons that the Adviser feels will adversely affect its ability to manage the Funds effectively.

REDEEMING SHARES

Selling Shares. The Funds process redemption orders promptly, and you will generally receive redemption proceeds within a week. Delays of up to 7 days may occur in cases of very large redemptions, excessive trading or during unusual market conditions. Redemption orders received in proper form by the close of the regular session of trading on the NYSE, generally 4:00 p.m. Eastern time, are processed at that day’s NAV. Redemption orders received after the close of the regular session of trading on the NYSE are processed at the NAV determined on the following business day.

If you are selling shares that were recently purchased by check or through ACH, you will not be able to place a redemption request until the check has cleared, which may take up to 15 days, or the ACH transaction has been completed and is deemed unlikely to be reversed, which may take 30 or more calendar days. Please note also that an account with a purchase made by ACH may be limited to directing the delivery of subsequent redemption proceeds to the bank account associated with funding of the purchase.

The Funds generally meet redemption requests by selling portfolio securities. In cases where redemption proceeds are paid to a shareholder prior to the settlement of the portfolio security sales made to meet the redemption request, the Funds may use short-term borrowing to resolve the settlement day gap. For redemption requests over a certain amount, the Funds may pay all or a part of the redemption proceeds in-kind (i.e., in securities, rather than in cash), as described below under “Redemption of Very Large Amounts.”

You may not be able to redeem your Fund shares or Bridgeway Funds may delay paying your redemption proceeds if:

•	the NYSE is closed (other than customary weekend and holiday closings);
•	trading on the NYSE is restricted; or
•	an emergency exists (as determined by the U.S. Securities and Exchange Commission).

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How to Sell Shares from Your Account

By Mail:

Prepare a written request including:

•	Your name(s) and signature(s),
•	Your account number,
•	The Fund name,
•	The dollar amount or number of shares you want to sell,
•	How to send your proceeds (by check*, wire** or ACH**),
•	A Medallion signature guarantee (See “Medallion Signature Guarantee Requirements”),
•	Other documentation (See “Medallion Signature Guarantee Requirements”),
•	Mail your request and documentation via:

Regular Mail:

Bridgeway Funds, Inc.

c/o BNY Mellon Investment Servicing (US) Inc.

P.O. Box 9860

Providence, RI 02940-8060

Overnight Mail:

Bridgeway Funds, Inc.

c/o BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581-1722

By Telephone:

•	Call us at 800-661-3550 with your request (unless you declined telephone privileges on your account application).

Provide the requested information including:

•	Exact name(s) in which the account is registered,
•	Your account number,
•	Additional form of identification,
•	You may be responsible for any unauthorized telephone order, as long as the transfer agent takes reasonable measures to verify that the order is genuine.

Online:

•	Logon to our website bridgewayfunds.com,
•	Click the link “Shareholder Login”,
•	Login to your account,
•	Follow the online steps.

* Check. Redemption checks are mailed to the account address of record, via first class mail, unless you make other arrangements with the Funds’ transfer agent.

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** Wire or ACH Redemptions. You may have your redemption proceeds sent by wire or ACH to you if you provided bank account information on your account. Additional fees may apply for a wire transfer.

Medallion Signature Guarantee Requirements. To protect you and the Funds against fraud, certain redemption options will require a Medallion signature guarantee. A Medallion signature guarantee verifies the authenticity of your signature. You can obtain one from most banking institutions or securities brokers, but not from a notary public. The Funds and the transfer agent will need written instructions signed by all registered owners, with a Medallion signature guarantee for each owner, for any of the following:

•	Redemptions greater than $100,000 or more.
•	Changes to a shareholder’s record name.
•	Check redemption from an account for which the address or account registration has changed within the last 30 days.
•	Sending redemption and distribution proceeds to any person, address or financial institution account not on record.
•	Sending redemption and distribution proceeds to an account with a different registration (name or ownership) from your account.
•	Adding or changing ACH or wire instructions, or telephone redemption or exchange options.
•	The Funds and the transfer agent reserve the right to require a Medallion signature guarantee(s) on all redemptions.

Redemption of Very Small Accounts. In order to reduce Fund expenses, the Board of Directors is authorized to cause the redemption of all of the shares of any shareholder whose account has declined to a value of less than $1,000 as a result of a transfer or redemption. For accounts with Bridgeway Funds that are valued at less than $1,000, the Fund or its representative may give shareholders 60 days prior written notice in which to purchase sufficient shares to avoid such redemption.

Redemption of Very Large Amounts. While a shareholder may redeem at any time without notice, it is important for Fund operations that you call Bridgeway Funds at least a week before you redeem an amount of $250,000 or more, especially for Bridgeway’s smaller-cap funds. We must consider the interests of all Fund shareholders and reserve the right to delay delivery of your redemption proceeds—up to seven days—if the amount will disrupt a Fund’s operation or performance. If your redemptions total more than $250,000 or 1% of the net assets of the Fund within any 90-day period, the Funds reserve the right to pay part or all of the redemption proceeds above $250,000 in-kind (i.e., in securities, rather than in cash). Redemptions in-kind may, at the Adviser’s option and where requested by a shareholder, be made for redemptions less than $250,000.

Redemptions-in-kind will either be done through a distribution of a pro rata slice of the Fund’s portfolio of securities, selected individual portfolio securities, or a

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representative basket of portfolio securities, and may consist of illiquid securities to the extent held by the Fund. If the Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash and will bear any market risks associated with such securities until they are converted into cash.

Redemption Fees. With regard to the Ultra-Small Company Market Fund, a 2% redemption fee may be charged on shares held less than six months. The fee is charged for the benefit of the remaining shareholders and will be paid to the Fund to help offset transaction costs. Redemption fees may not be charged to investors holding shares in certain omnibus or other institutional accounts or savings plans or on transactions redeemed in-kind as well as in certain other circumstances as determined by the Adviser.

EXCHANGING SHARES

Exchange Privileges

You may sell your Fund shares and buy shares of another Bridgeway Fund (also known as an exchange) by making a request in writing or by telephone (unless you declined telephone privileges on your account application). For a list of Funds available for exchange, please consult this prospectus or our website, bridgewayfunds.com or call Bridgeway Funds at 800-661-3550. Exchange purchases are subject to the same minimum and subsequent investment levels as new accounts and to fund closing commitments. Because exchanges are treated as a sale and purchase for tax purposes, they are taxable transactions.

You may exchange only between identically registered accounts (name(s), address and taxpayer ID number). You may be responsible for any unauthorized telephone order as long as the transfer agent takes reasonable measures to verify that the order is genuine.

How to Exchange Shares from Your Account

By Mail:

Prepare a written request including:

•	Your name(s) and signature(s),
•	Your account number,
•	The Fund names you are exchanging,
•	The dollar amount or number of shares you want to sell (and exchange).
•	Mail your request and documentation.

By Telephone:

•	Call us with your request (unless you declined telephone authorization privileges on your account application).

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Provide the required information including:

•	Your account number,
•	Exact name(s) in which the account is registered,
•	Additional form of identification.

Online:

•	Logon to our website bridgewayfunds.com.
•	Click the link “Shareholder Login.”
•	Login to your account.
•	Follow the online steps.

MISCELLANEOUS INFORMATION

Retirement Accounts. The Funds offer IRA accounts including traditional and Roth IRAs. Custodian and other account level fees may apply. Fund shares may also be an appropriate investment for other retirement plans. Before investing in any IRA or other retirement plan, you should consult your tax adviser. Whenever making an investment in an IRA, be sure to indicate the year for which the contribution is made.

Tax-Sheltered Retirement Plans. Shares of the Funds may be purchased for various types of retirement plans, including IRAs. For more complete information, contact Bridgeway Funds or the marketplaces previously described.

Health Savings Accounts. The Funds may be available through certain health savings accounts approved by the Adviser.

Lost Accounts. The transfer agent will consider your account lost if correspondence to your address of record is returned as undeliverable on two consecutive occasions, unless the transfer agent determines your new address. When an account is “lost,” all distributions on the account will be reinvested in additional Fund shares.

Escheatment. It is important for shareholders of the Funds to periodically access their accounts and to keep their contact information current including mailing address, email address and telephone numbers. Although rules vary by state, lost accounts and/or accounts with no activity or contact for more than three years may be considered abandoned and the assets in the account may eventually be turned over to the state of the shareholder’s last known address as determined by the state’s abandoned property law. This process is known as “escheatment.” You can prevent this from happening to your account simply by keeping your address current and initiating a transaction, accessing your account via our website or by speaking to one of our shareholder service representatives.

It is important to deposit or cash distribution and/or redemption checks promptly. The amount of any outstanding distribution checks (unpaid for six months or more) will be reinvested at the then-current NAV and the checks will be canceled. However, distribution checks will not be reinvested into accounts with a zero balance.

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Any outstanding distribution checks or redemption checks will be held for a period of time (which may vary by state) and then escheated to the state of the shareholder’s last known address as required by the state’s abandoned property law.

Householding. To reduce expenses, we may mail only one copy of a Fund’s prospectus, each annual and semi-annual report, and other shareholder communications to those addresses shared by two or more accounts. If you wish to receive additional copies of these documents, please call us at 800-661-3550 (or contact your financial institution). We will begin sending you individual copies thirty days after receiving your request.

Dividends, Distributions and Taxes

Dividends and Distributions. Each Fund intends to qualify each year as a regulated investment company under the Internal Revenue Code. As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes to you. Each Fund expects to declare and distribute all of its net investment income, if any, to shareholders as dividends annually. Each Fund will distribute net realized capital gains, if any, at least annually, usually in December. A Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee a Fund will pay either an income dividend or a capital gains distribution. All dividends and distributions in full and fractional shares of the Funds will generally be reinvested in additional shares on the day that the dividend or distribution is paid at the next determined NAV. A direct shareholder may submit a written request to pay the dividend and/or the capital gains distribution to the shareholder in cash. Shareholders at fund marketplaces should contact the marketplace about their rules.

Annual Tax Statements. Each year, the Funds will send you annual tax statements (Forms 1099) of your account activity to assist you in completing your federal, state and local tax returns. Distributions declared in December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December. Prior to issuing your statements, the Funds make every effort to reduce the number of corrected forms mailed to you. However, if a Fund finds it necessary to reclassify its distributions or adjust the cost basis of any covered shares (defined below) sold or exchanged after you receive your tax statement, the Fund will send you a corrected Form 1099.

Avoid “Buying a Dividend.” At the time you purchase your Fund shares, a Fund’s net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Fund. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. For example, if you buy 500 shares in a Fund on December 15th at the Fund’s current NAV of $10 per share, and the Fund makes a capital gain distribution on December 16th of $1 per share, your shares will

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then have an NAV of $9 per share (disregarding any change in the Fund’s market value), and you will have to pay a tax on what is essentially a return of your investment of $1 per share. This tax treatment is required even if you reinvest the $1 per share capital gain distribution in additional Fund shares. This is known as “buying a dividend.”

Tax Considerations. Each Fund expects, based on its investment objective and strategies, that its distributions, if any, will be taxable as ordinary income, capital gains, or some combination of both. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash.

For federal income tax purposes, Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares. A portion of income dividends reported by a Fund may be qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates, provided certain holding period requirements are met.

The use of derivatives by a Fund may cause the Fund to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain.

Sale or Redemption of Fund Shares. When you sell or redeem your Fund shares, you will generally realize a capital gain or loss. For tax purposes, an exchange of your Fund shares for shares of a different Bridgeway Fund is the same as a sale. Each Fund is required to report to you and the Internal Revenue Service (“IRS”) annually on Form 1099-B not only the gross proceeds of Fund shares you sell or redeem but also the cost basis for shares you sell or redeem that were purchased or acquired on or after January 1, 2012 (“covered shares”). Cost basis is calculated using the Funds’ default method of average cost, unless you instruct a Fund to use a different calculation method. Shareholders should carefully review the cost basis information provided by a Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns. If your account is held by your representative (financial advisor or other broker), please contact that representative with respect to reporting of cost basis and available elections for your account. Tax-advantaged retirement accounts are not affected. Additional information regarding cost basis reporting and available shareholder elections is available on Bridgeway’s website at bridgewayfunds.com.

Medicare Tax. An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in

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the case of an estate or trust) exceeds a threshold amount. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.

Backup Withholding. By law, if you do not provide a Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains or proceeds from the sale or redemption of your shares. A Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 24% of any distributions or proceeds paid.

State and Local Taxes. Fund distributions and gains from the sale, redemption, or exchange of your Fund shares generally are subject to state and local taxes.

Non-U.S. Investors. Non-U.S. investors may be subject to U.S. withholding tax at a 30% or lower treaty rate and U.S. estate tax, and are subject to special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits. Exemptions from U.S. withholding tax are provided for certain capital gain dividends paid by a Fund from net long-term capital gains, interest-related dividends and short-term capital gain dividends, if such amounts are reported by a Fund. However, notwithstanding such exemptions from U.S. withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 24% if you fail to properly certify that you are not a U.S. person.

Other Reporting and Withholding Requirements. Under the Foreign Account Tax Compliance Act (“FATCA”), a Fund will be required to withhold a 30% tax on income dividends made by the Fund to certain foreign entities, referred to as foreign financial institutions or non-financial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Fund shares; however, based on proposed regulations issued by the IRS, which can be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). A Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA or similar laws. Withholding also may be required if a foreign entity that is a shareholder of a Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

This discussion of “Dividends, Distributions and Taxes” is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local or foreign tax consequences before making an investment in a Fund.

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Tax Efficiency

The following discussion is not applicable to shareholders in tax-advantaged accounts, such as 401(k) plans and IRAs.

An important aspect of fund ownership in a taxable account is the tax efficiency of the Fund. A fund may have great performance, but if a large percentage of that return is paid in taxes, the purpose of professional management may be defeated. Tax efficiency is the ratio of after-tax total returns to before-tax total returns. The first column of the following table illustrates the tax efficiency of each Fund through December 31, 2019. It assumes that a shareholder was invested in the Fund for the full period since inception, had paid taxes at the applicable maximum federal marginal rates and continues to hold the shares. These calculations exclude any state and local taxes. 100% tax efficiency means that the shareholder had no taxable distributions and paid no taxes. This measure of tax efficiency ignores potential future taxes represented by unrealized gains, stocks which have appreciated in value but have not been sold. It also ignores the taxes you would pay if you sold your shares.

The second column is the same tax efficiency number, but considers taxes paid if a shareholder sold his or her shares at the end of the calendar year, December 31, 2019.

Bridgeway Funds Tax Efficiency

Fund	% Tax Efficiency for Shares Held	% Tax Efficiency for Shares Sold
Aggressive Investors 1 Fund (BRAGX)	91.66%	86.57%
Ultra-Small Company Fund (BRUSX)	84.69%	85.41%
Ultra-Small Company Market Fund (BRSIX)	87.62%	85.99%
Small-Cap Growth Fund (BRSGX)	97.25%	83.25%
Small-Cap Value Fund (BRSVX)	93.23%	82.76%
Blue Chip Fund (BRLIX)	91.20%	83.38%
Managed Volatility Fund (BRBPX)	89.29%	78.18%

Closed Fund Status Definitions

The Adviser may recommend that certain Funds be closed to new investments from time to time to better control asset flows and levels. Information on the investments permitted in Funds indicated as “Closed to New Investors” or “Open to Existing Investors—Direct Only” can be found below. With regard to closed Funds, the Fund reserves the right to make future additional exceptions that, in the judgment of the Adviser, do not adversely affect its ability to manage the Funds effectively. For example, the Fund may elect to accept defined contribution plans that provide regular cash flows which are beneficial to the Fund. Material exceptions, if any, are reported annually to the Funds’ Board of Directors. The Fund also reserves the right to reject any purchase or to refuse to make an exception, including those detailed below, that the Adviser feels will adversely affect its ability to manage the Funds

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effectively. The Adviser has established procedures to review exceptions and to maintain this policy. The Funds’ Chief Compliance Officer must approve any investments in closed Funds not described below. Furthermore, the Board will also review the application of “closed status” with respect to the Adviser’s separately managed accounts in the same style as a Fund. A specific style would typically be closed to new separate accounts managed by the Adviser at the same time as the Fund closes to new accounts managed in that style. However, additional “capacity” of a style could be opened to new separate accounts and not new Fund accounts if certain conditions are generally met.

Eligible Investments into Funds Closed to New Investors (Open to Current Accounts)

•	Shareholders may continue to add to their existing accounts through the purchase of additional shares and through the reinvestment of dividends and/or capital gain distributions on any shares owned.
•	Shareholders may add to their accounts through the Automatic Investment Plan (“AIP”) and may increase the AIP amount.
•

Participants in an existing employee benefit or retirement plan (including 401(k) and other types of defined contribution plans) may open new accounts in that plan if the Fund is an investment option. IRA transfers and rollovers from these plans may be used to open new accounts. (Certain third parties who offer Bridgeway Funds may not be able to support this exception.)

•	Shareholders may open new accounts that have the same social security number or registered shareholder as their existing accounts. Proof of current ownership may be required.
•	Custodians named for minors (children under 18) on existing accounts of Funds that are closed to new investors may open new accounts in those Funds.
•

Financial advisors with existing client accounts in a closed Fund, who provide recordkeeping and/or asset allocation services for their clients, may be allowed to purchase shares for new and existing clients in the same closed Fund. However, advisors who advertise or communicate broadly the availability of Bridgeway closed Funds may not be permitted to purchase additional shares.

•

Directors of the Funds, staff (including, under certain conditions, former staff of the Adviser), directors and shareholders of the Adviser, the Adviser, and Bridgeway Foundation may continue to open new accounts.

•

Existing shareholders may be allowed to donate shares of a closed Fund to a charitable organization(s). Additionally, existing shareholders may be allowed to “gift” shares to family members. To facilitate both of these options, recipients will be allowed to open new direct Bridgeway accounts.

Eligible Investments into Funds Closed to New Investors and Current Shareholders

•	Shareholders may continue to add to their existing accounts through the reinvestment of dividends and capital gain distributions on any shares owned.

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•

Directors of the Funds, staff (including, under certain conditions, former staff of the Adviser), directors and shareholders of the Adviser, the Adviser, and Bridgeway Foundation may continue to open new accounts and make additional purchases of unsubscribed or redeemed shares.

•

Existing shareholders may be allowed to donate shares of a closed Fund to a charitable organization(s). Additionally, existing shareholders may be allowed to “gift” shares to family members. To facilitate both of these options, recipients will be allowed to open new direct Bridgeway accounts.

Note: The Ultra-Small Company Fund is only available to existing investors and additional shares can only be purchased directly from Bridgeway Funds.

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FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by BBD, LLP whose report, along with the Funds’ financial statements, is included in the annual report, which is available from Bridgeway Funds upon request.

Aggressive Investors 1 Fund

	Year Ended June 30
	2020	2019	2018		2017		2016
Net asset value, beginning of year	$62.01	$74.05	$66.37		$54.75		$59.15

Income from investment operations:
Net investment income (loss)[a]	0.61	0.98	0.23		(0.14)		0.31
Net realized and unrealized gain (loss)	(5.21)	(6.93)	7.45		12.12		(4.69)

Total from investment operations	(4.60)	(5.95)	7.68		11.98		(4.38)

Less distributions to shareholders from:
Net investment income	(0.82)	(1.21)	—		(0.36)		(0.02)
Net realized gain	—	(4.88)	—		—		—

Total distributions	(0.82)	(6.09)	—		(0.36)		(0.02)

Net asset value, end of year	$56.59	$62.01	$74.05		$66.37	[b]	$54.75

Total Return	(7.53% )	(6.67% )	11.57%	[b]	21.90%	[b]	(7.40% )
Ratios and Supplemental Data:
Net assets, end of year (in 000’s)	$142,728	$181,367	$227,562		$224,073		$207,229
Expenses before waivers and reimbursements	0.28% [c]	0.35% [c]	0.96%		1.66%		0.63% [c]
Expenses after waivers and reimbursements	0.28%	0.35%	0.96%		1.66%		0.63%
Net investment income (loss) after waivers and reimbursements	1.04%	1.52%	0.31%		(0.23%	)	0.58%
Portfolio turnover rate	125%	102%	105%		153%		124%

a Per share amounts calculated based on the average daily shares outstanding during the year.

b Includes adjustments in accordance with accounting principles generally accepted in the United States; consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

c For the year ended June 30, 2020, June 30, 2019 and June 30, 2016 the expense ratios were significantly lower than in other periods, due to a negative performance adjustment to the management fee. Please refer to Note 3 of the Notes to Financial Statements of the annual report for the fiscal year ended June 30, 2020 for further information. The rate shown may not be indicative of the rate going forward.

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Ultra-Small Company Fund

	Year Ended June 30
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$24.16	$32.13	$30.04	$25.99	$30.37

Income from investment operations:
Net investment income (loss)[a]	(0.02)	0.28	(0.04)	0.32	0.28
Net realized and unrealized gain (loss)	(1.80)	(5.14)	2.73	4.06	(4.39)

Total from investment operations	(1.82)	(4.86)	2.69	4.38	(4.11)

Less distributions to shareholders from:
Net investment income	(0.28)	(0.01)	(0.41)	(0.33)	(0.27)
Net realized gain	—	(3.10)	(0.19)	—	—

Total distributions	(0.28)	(3.11)	(0.60)	(0.33)	(0.27)

Net asset value, end of year	$22.06	$24.16	$32.13	$30.04	$25.99

Total Return	(7.63% )	(14.48% )	9.13%	16.88%	(13.53% )
Ratios and Supplemental Data:
Net assets, end of year (in 000’s)	$57,511	$74,005	$96,754	$100,984	$101,451
Expenses before waivers and reimbursements	1.32%	1.21%	1.18%	1.18%	1.17%
Expenses after waivers and reimbursements	1.32%	1.21%	1.18%	1.18%	1.17%
Net investment income (loss) after waivers and reimbursements	(0.09% )	1.00%	(0.14% )	1.14%	1.05%
Portfolio turnover rate	104%	93%	89%	113%	101%

a Per share amounts calculated based on the average daily shares outstanding during the year.

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FINANCIAL HIGHLIGHTS

Ultra-Small Company Market Fund

	Year Ended June 30
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$11.34	$15.81	$14.93	$12.77	$16.18

Income from investment operations:
Net investment income[a]	0.13	0.11	0.08	0.17	0.12
Net realized and unrealized gain (loss)	(1.36)	(2.93)	2.76	3.18	(1.87)

Total from investment operations	(1.23)	(2.82)	2.84	3.35	(1.75)

Less distributions to shareholders from:
Net investment income	(0.15)	(0.08)	(0.02)	(0.15)	(0.13)
Net realized gain	—	(1.57)	(1.94)	(1.04)	(1.53)

Total distributions	(0.15)	(1.65)	(1.96)	(1.19)	(1.66)

Paid-in capital from redemption fees[a]	0.00 [b]	0.00 [b]	0.00 [b]	0.00 [b]	0.00 [b]

Net asset value, end of year	$9.96	$11.34	$15.81	$14.93	$12.77

Total Return[c]	(10.99% )	(16.98% )	20.86%	26.61%	(10.83% )
Ratios and Supplemental Data:
Net assets, end of year (in 000’s)	$150,054	$236,371	$378,144	$352,190	$331,535
Expenses before waivers and reimbursements	0.82%	0.77%	0.75%	0.76%	0.75%
Expenses after waivers and reimbursements	0.75%	0.75%	0.75%	0.75%	0.75%
Net investment income after waivers and reimbursements	1.27%	0.84%	0.52%	1.21%	0.91%
Portfolio turnover rate	51%	38%	35%	31%	41%

a Per share amounts calculated based on the average daily shares outstanding during the year.

b Amount represents less than $0.005.

c Total return would have been lower had various fees not been waived during the year.

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FINANCIAL HIGHLIGHTS

Small-Cap Growth Fund

	Year Ended June 30
	2020		2019	2018	2017	2016
Net asset value, beginning of year	$24.28		$30.32	$24.92	$20.33	$21.17

Income from investment operations:
Net investment income (loss)[a]	(0.00)[b]		(0.03)	0.09	0.06	0.07
Net realized and unrealized gain (loss)	(3.51)		(3.43)	5.36	4.60	(0.91)

Total from investment operations	(3.51)		(3.46)	5.45	4.66	(0.84)

Less distributions to shareholders from:
Net investment income	—		(0.10)	(0.05)	(0.07)	—
Net realized gain	(0.00)[b]		(2.48)	—	—	—

Total distributions	—		(2.58)	(0.05)	(0.07)	—

Net asset value, end of year	$20.77		$24.28	$30.32	$24.92	$20.33

Total Return[c]	(14.46%	)	(10.81% )	21.91%	22.97%	(3.97% )
Ratios and Supplemental Data:
Net assets, end of year (in 000’s)	$22,775		$42,085	$55,472	$46,544	$36,394
Expenses before waivers and reimbursements	1.22%	[d]	1.11%	1.08%	1.16%	1.20%
Expenses after waivers and reimbursements	0.94%	[d]	0.94%	0.94%	0.94%	0.94%
Net investment income (loss) after waivers and reimbursements	(0.00%	)[e]	(0.10% )	0.35%	0.24%	0.36%
Portfolio turnover rate	115%		102%	122%	136%	137%

a Per share amounts calculated based on the average daily shares outstanding during the year.

b Amount represents less than $0.005.

c Total return would have been lower had various fees not been waived during the year.

d Includes interest expense of 0.01%.

e Amount represents less than 0.005%.

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FINANCIAL HIGHLIGHTS

Small-Cap Value Fund

	Year Ended June 30
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$20.24	$29.60	$24.82	$20.87	$22.40

Income from investment operations:
Net investment income[a]	0.19	0.47	0.20	0.22	0.29
Net realized and unrealized gain (loss)	(3.40)	(5.72)	4.81	3.97	(1.43)

Total from investment operations	(3.21)	(5.25)	5.01	4.19	(1.14)

Less distributions to shareholders from:
Net investment income	(0.51)	(0.74)	(0.23)	(0.24)	(0.39)
Net realized gain	—	(3.37)	—	—	—

Total distributions	(0.51)	(4.11)	(0.23)	(0.24)	(0.39)

Net asset value, end of year	$16.52	$20.24	$29.60	$24.82	$20.87

Total Return[b]	(16.43% )	(17.12% )	20.32%	20.08%	(5.02% )
Ratios and Supplemental Data:
Net assets, end of year (in 000’s)	$30,051	$49,652	$69,317	$61,981	$58,741
Expenses before waivers and reimbursements	1.12%	1.00%	0.94%	0.98%	1.03%
Expenses after waivers and reimbursements	0.94%	0.94%	0.94%	0.94%	0.94%
Net investment income after waivers and reimbursements	1.01%	1.97%	0.74%	0.95%	1.41%
Portfolio turnover rate	87%	84%	78%	77%	62%

a Per share amounts calculated based on the average daily shares outstanding during the year.

b Total return would have been lower had various fees not been waived during the year.

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Blue Chip Fund

	Year Ended June 30
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$14.99	$14.62	$13.71	$12.28	$11.81

Income from investment operations:
Net investment income[a]	0.33	0.34	0.31	0.30	0.28
Net realized and unrealized gain	0.28	1.75	1.33	1.44	0.49

Total from investment operations	0.61	2.09	1.64	1.74	0.77

Less distributions to shareholders from:
Net investment income	(0.32)	(0.31)	(0.31)	(0.31)	(0.30)
Net realized gain	(1.32)	(1.41)	(0.42)	—	—

Total distributions	(1.64)	(1.72)	(0.73)	(0.31)	(0.30)

Net asset value, end of year	$13.96	$14.99	$14.62	$13.71	$12.28

Total Return[b]	3.49%	16.26%	11.98%	14.33%	6.60%
Ratios and Supplemental Data:
Net assets, end of year (in 000’s)	$477,400	$505,029	$567,513	$550,902	$571,644
Expenses before waivers and reimbursements	0.27%	0.25%	0.22%	0.25%	0.25%
Expenses after waivers and reimbursements	0.15%	0.15%	0.15%	0.15%	0.15%
Net investment income after waivers and reimbursements	2.28%	2.28%	2.17%	2.30%	2.42%
Portfolio turnover rate	15%	20%	14%	17%	23%

a Per share amounts calculated based on the average daily shares outstanding during the year.

b Total return would have been lower had various fees not been waived during the year.

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FINANCIAL HIGHLIGHTS

Managed Volatility Fund

	Year Ended June 30
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$15.05	$15.75	$14.79	$14.20	$14.05

Income from investment operations:
Net investment income[a]	0.12	0.16	0.10	0.06	0.04
Net realized and unrealized gain	0.55	0.06	0.95	0.59	0.11

Total from investment operations	0.67	0.22	1.05	0.65	0.15

Less distributions to shareholders from:
Net investment income	(0.16)	(0.31)	(0.09)	(0.06)	(0.00)[b]
Net realized gain	—	(0.61)	—	—	—

Total distributions	(0.16)	(0.92)	(0.09)	(0.06)	(0.00)[b]

Net asset value, end of year	$15.56	$15.05	$15.75	$14.79	$14.20

Total Return[c]	4.45%	1.74%	7.11%	4.59%	1.10%
Ratios and Supplemental Data:
Net assets, end of year (in 000’s)	$29,383	$30,657	$32,816	$36,523	$57,586
Expenses before waivers and reimbursements	1.27%	1.24%	1.20%	1.12%	1.06%
Expenses after waivers and reimbursements	0.94%	0.94%	0.94%	0.94%	0.94%
Net investment income after waivers and reimbursements	0.77%	1.06%	0.64%	0.42%	0.31%
Portfolio turnover rate	68%	69%	50%	50%	54%

a Per share amounts calculated based on the average daily shares outstanding during the year.

b Amount represents less than $0.005.

c Total return would have been lower had various fees not been waived during the year.

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PRIVACY POLICY

As the investment adviser and administrator for Bridgeway Funds, Inc. (the “Funds”), Bridgeway Capital Management, Inc. (the “Adviser”) invests the assets of the Funds and manages their day-to-day business. On behalf of the Funds and the Adviser (collectively, “Bridgeway”), we make the following assurances regarding your privacy.

Please read this policy carefully to understand our policies and practices regarding your information and how we will treat it.

Bridgeway’s Commitment to You

We work hard to respect the privacy of your personal and financial data.

Not Using Your Personal Data for our Financial Gain

Bridgeway has never sold shareholder information to any other party and we have no plans to do so in the future. We will notify you prior to making any change in this policy. As a Fund shareholder, you compensate the Adviser through a management and administrative fee; this is how we earn our money for managing yours.

The Information We Collect About You

You typically provide personal information when you complete a Bridgeway account application or when you request a transaction that involves Bridgeway, either directly or through a fund supermarket. This information may include your:

•	Name, address (including e-mail address) and phone numbers
•	Social security or taxpayer identification number
•	Birth date and beneficiary information (for IRA applications)
•	Basic trust document information (for trusts only)
•	Account balance
•	Investment activity

In addition, by using Bridgeway’s Website we collect the following information automatically as you visit our Website through the use of cookies and other tracking technologies:

•	information about your internet address (which provides information on your geographic location) and any other identifier you have provided by which you or your household may be identified.

The foregoing bullet points are collectively referred to as “Personal Information.”

How We Use Your Personal Information

As emphasized above, we do not sell information about current or former shareholders or their accounts to third parties. We use your information, including any Personal Information, primarily to complete your investment transactions (including processing purchases, redemptions, and exchanges) or account changes that you direct. It may be necessary to provide identifying information to companies, individuals, or groups that are not affiliated with Bridgeway. For example, if you ask

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PRIVACY POLICY

to transfer assets from another financial institution to Bridgeway, we will need to provide certain information about you to that company to complete the transaction. In addition, we use the information that you provide to us:

•

To create, maintain, customize, and secure your account with us; to complete any account changes that you direct; and to provide you with notices and other disclosure documents related to your account such as prospectuses, proxy materials and shareholder reports.

•	To provide your account with support and to respond to any inquiries you may have, including to investigate and address your concerns and monitor and improve our responses.
•	To communicate with you about other financial products that we offer.
•	To provide, support, personalize, and develop our Website and other financial products and services.
•	To perform identity verification and detect and prevent fraud.
•	To help maintain the safety, security, and integrity of our Website, products and services, databases and other technology assets, and business.
•	For testing, research, analysis, and product development, including to develop and improve our Website, products, and services.
•	To respond to law enforcement requests and as required by applicable law, court order, or governmental regulations.
•	To evaluate or conduct a merger, reorganization, dissolution, or other sale or transfer of some or all of our assets.
•	To notify you about changes to this policy.
•	In any other way we may describe when you provided this information, or any other purpose with your consent.

Disclosure of Your Information

When such disclosure is necessary or permitted by applicable law, we may disclose the information that you provide to us, including any Personal Information:

•

To non-affiliated contractors, service providers, or other third parties we use to support our business and perform services for us, such as processing orders for share purchases and redemptions and distribution of shareholder letters. In all such cases, we provide the third party with only the information necessary to carry out its assigned responsibilities (in the case of shareholder letters, only your name and address) and only for that purpose. We require these third parties to treat your Personal Information with the same high degree of confidentiality that we do.

•	To a buyer or other successor in the event of a merger, divestiture, restructuring, reorganization, dissolution, or other sale or transfer of some or all of Bridgeway’s assets.
•	To fulfill the purpose for which you provided it.
•	For any other purpose disclosed by us when you provided this information, or any other purpose with your consent.

88	Prospectus | October 31, 2020

PRIVACY POLICY

We may also disclose your Personal Information:

•	To comply with any court order, law, or legal process, including to respond to any government or regulatory request.
•

If we believe disclosure is necessary or appropriate to protect the rights, property, or safety of Bridgeway, our customers, or others. This includes exchanging information with other companies and organizations for the purposes of protecting your account from fraud.

•	If you direct us to do so.

How We Safeguard Your Personal Information

We restrict access to your information, including Personal Information, to those Bridgeway representatives who need to know the information to provide products or services to you. We maintain physical, electronic, and procedural safeguards to protect your Personal Information.

What You Can Do

The safety and security of your Personal Information also depends on you. You are responsible for keeping your login information for our Website confidential. For your protection, we recommend that you do not provide your account information, user name, or password to anyone except a Bridgeway representative as appropriate for a transaction or to set up an account. If you become aware of any suspicious activity relating to your account, please contact us immediately.

Unfortunately, the transmission of information via the internet is not completely secure. Although we do our best to protect your Personal Information, we cannot guarantee the security of your Personal Information transmitted to our Website. Any transmission of Personal Information is at your own risk.

Fund Marketplaces or Other Brokerage Firms

Most Bridgeway shareholders purchase their shares through fund marketplaces. Please contact those firms for their own policies with respect to privacy issues.

We’ll Keep You Informed

As required by federal law, we will notify shareholders of our Privacy Policy annually. We reserve the right to modify this policy at any time, but rest assured that if we do make a material change to it, we will tell you promptly. You can access our Privacy Policy from our Website.

By accessing or using this Website, you agree to this Privacy Policy, and your continued use of this Website after we make changes is deemed to be acceptance of those changes, so please check the policy periodically for updates.

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PRIVACY POLICY

Your California Privacy Rights

If you are a California resident, California law may provide you with additional rights regarding your Personal Information. To learn more about your California privacy rights, visit: https://www.bridgeway.com/wp-content/uploads/BF-Privacy-Policy-CA.pdf

Children under 16

Our Website is not directed toward children. Except to the extent required to provide our products or services to you, we do not knowingly collect or utilize information from children under the age of 16.

90	Prospectus | October 31, 2020

For More Information

Bridgeway Funds’ Statement of Additional Information (“SAI”) contains more detail about policies and practices of the Funds and the Adviser, Bridgeway Capital Management, and is incorporated here by reference and is legally part of the prospectus.

Shareholder Reports, such as the Funds’ annual and semi-annual reports, provide details of our performance vs. performance benchmarks, our top ten holdings, a detailed list of holdings twice annually, and more about the Adviser’s investment strategy. The first few sentences of the Manager’s Commentary for each Fund tells you how the Fund performed in the most recent period and the Portfolio Managers’ assessment of that period.

Other documents, such as the Funds’ Code of Ethics, are also available.

To contact Bridgeway Funds for a free electronic or printed copy of these documents or for your questions regarding the Funds:

•	Consult our website: bridgewayfunds.com
•	E-mail us at: funds@bridgeway.com
•	Write to us at: Bridgeway Funds, Inc.

c/o BNY Mellon Investment Servicing (US) Inc.

P.O. Box 9860

Providence, RI 02940-8060

Call us at: 800-661-3550

Information provided by the Securities and Exchange Commission (SEC)

You can review and obtain copies of Fund documents (including the SAI) from the SEC on the EDGAR Database via the internet at www.sec.gov or by sending an electronic request to the following email address: publicinfo@sec.gov. The SEC charges a fee to copy any documents.

BRIDGEWAY FUNDS, INC. c/o BNY Mellon Investment Servicing (US) Inc. P.O. Box 9860 Providence, RI 02940-8060 800-661-3550	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM BBD, LLP 1835 Market Street, 3rd Floor Philadelphia, PA 19103

DISTRIBUTOR Foreside Fund Services, LLC Three Canal Plaza, Suite 100 Portland, ME 04101	LEGAL COUNSEL Stradley Ronon Stevens & Young, LLP 2000 K Street, N.W., Suite 700 Washington, DC 20006

Bridgeway Funds’ Investment Company Act file number is 811-08200.

BWY-PRO-20

Bridgeway Funds

A no-load mutual fund family

PROSPECTUS
October 31, 2020

OMNI SMALL-CAP VALUE FUND	BOSVX

OMNI TAX-MANAGED SMALL-CAP VALUE FUND	BOTSX

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (bridgewayfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 800-661-3550.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with a Fund, you can call 800-661-3550 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held in your account if you invest through your financial intermediary or all Funds held with the fund complex if you invest directly with a Fund.

bridgewayfunds.com

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

This prospectus presents concise information about the Omni Small-Cap Value Fund and the Omni Tax-Managed Small-Cap Value Fund, each a series of Bridgeway Funds, Inc. (“Bridgeway Funds”), that you should know before investing. Please keep it for future reference. Text in shaded boxes is intended to help you understand or interpret other information presented nearby.

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FUND SUMMARY: OMNI SMALL-CAP VALUE FUND

Investment Objective:

The Omni Small-Cap Value Fund (the “Fund”) seeks to provide long-term total return on capital, primarily through capital appreciation.

Fees and Expenses of the Fund:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (paid directly from your investment)
Sales Charge (Load) imposed on Purchases	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fees	None
Exchange Fees	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.22%
Total Annual Fund Operating Expenses	0.72%
Fee Waiver and/or Expense Reimbursement[1]	(0.12%	)
Total Annual Fund Operating Expenses (After Fee Waiver/Expense Reimbursement)	0.60%

1 Bridgeway Capital Management, Inc. (the “Adviser”), the investment adviser to the Fund pursuant to its Management Agreement with Bridgeway Funds, is contractually obligated to waive fees and/or pay Fund expenses, if necessary, to ensure that net expenses do not exceed 0.60%. Fees and expenses attributable to investments in other funds (i.e., “Acquired Fund Fees and Expenses”) are not included in the 0.60% expense limitation. The expense limitation cannot be changed or eliminated without shareholder approval. The Fund is authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the Adviser waived the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation in effect at the time of the waiver or the current expense limitation, if different.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years

$61	$192	$335	$750

2	Prospectus | October 31, 2020

FUND SUMMARY: OMNI SMALL-CAP VALUE FUND

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 43% of the average value of its portfolio.

Principal Investment Strategies:

The Fund invests in a broad and diverse group of small-cap stocks that the Adviser determines to be value stocks. Value stocks are those the Adviser determines are priced cheaply relative to some financial measures of worth, such as the ratio of price to book, price to earnings, price to sales, or price to cash flow. The Adviser uses a market capitalization approach to weight the securities in the Fund’s portfolio. This means that a security’s weight in the Fund’s portfolio at the time of purchase is roughly proportional to its market capitalization relative to the other securities in the portfolio. Under normal circumstances, the Fund invests 80% of its net assets (plus borrowings for investment purposes) in equity or equity-related securities (“common stocks”) of small-cap companies at the time of purchase. For purposes of the Fund’s investments, the Adviser considers small-cap stocks to be those of companies that have a market capitalization generally in the lowest 15% of total market capitalization or smaller than the 1,000th largest U.S. company, whichever results in the higher market capitalization break. As of September 30, 2020, the stocks in this group had a market capitalization of less than $11.9 billion. This dollar amount will change with market conditions. The Adviser selects stocks for the Fund using a statistical approach. The Fund primarily invests in small-cap stocks that are listed on the New York Stock Exchange, the NYSE American and NASDAQ.

The Adviser will not necessarily sell a stock if it “migrates” to a different market capitalization category after purchase. As a result, due to such “migration” or other market movements, the Fund may have less than 80% of its assets in small-cap stocks at any point in time.

Use of the term “omni” in the name refers to the fact that the Fund intends to invest in a broad and diverse group of small-cap value stocks that approximately reflect the risk and return of all small-cap value stocks as a whole.

Although the Fund seeks investments across a number of sectors, from time to time, based on economic conditions and portfolio positioning to reflect a profile of a universe of stocks, the Fund may have significant positions in particular sectors.

The Fund may invest up to 15% of its total assets in foreign securities. For purposes of the Fund’s investments, “foreign securities” means those securities issued by companies: (i) that are domiciled in a country other than the United States; and (ii) that derive 50% or more of their total revenue from activities outside of the United States.

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FUND SUMMARY: OMNI SMALL-CAP VALUE FUND

Principal Risks:

Market Risk—The value of the Fund’s shares will fluctuate as a result of the movement of the overall stock-market or of the value of the individual securities held by the Fund, and shareholders could lose money. This may be due to numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuation of other stock markets around the world. The global pandemic outbreak of an infectious respiratory illness caused by a novel coronavirus known as COVID-19 has resulted in substantial market volatility and global business disruption, affecting the global economy and the financial health of individual companies in significant and unforeseen ways. The duration and future impact of COVID-19 are currently unknown, which may exacerbate the other risks that apply to the Fund and could negatively affect Fund performance and the value of your investment in the Fund.

Small-Cap Company Risk—Investing in small-cap stocks may involve greater volatility and risk than investing in large- or mid-cap stocks because small-cap companies may have less management experience, limited financial resources and minimal product diversification.

Value Stocks Risk—Value investing carries the risk that the market will not recognize a security’s intrinsic value for a long time or that a stock judged to be undervalued by various value measures may actually be appropriately priced. In addition, value stocks as a group may be out of favor at times and underperform the overall equity market for long periods while the market concentrates on other types of stocks, such as “growth” stocks.

Sector Risk—Companies with similar characteristics may be grouped together in broad categories called sectors. A certain sector may underperform other sectors or the market as a whole. As the Adviser allocates more of the Fund’s portfolio holdings to a particular sector, the Fund’s performance will be more susceptible to any economic, business or other developments which generally affect that sector.

Management and Operational Risk—The Adviser uses statistical analyses and models to select investments for the Fund. Any imperfections, errors or limitations in the models or analyses and therefore any decisions made in reliance on such models or analyses could expose the Fund to potential risks. In addition, the models used by the Adviser assume that certain historical statistical relationships will continue. These models are constructed based on historical data supplied by third parties and, as a result, the success of relying on such models may depend heavily on the accuracy and reliability of the supplied historical data.

Foreign Securities Risk—Investments in foreign securities can be more volatile than investments in U.S. securities. Foreign securities can be adversely affected by political, economic and market developments abroad that may not necessarily affect the U.S. economy or companies located in the United States.

4	Prospectus | October 31, 2020

FUND SUMMARY: OMNI SMALL-CAP VALUE FUND

Performance: The bar chart and table below provide an indication of the risk of investing in the Fund. The bar chart shows how the Fund’s performance has varied on a calendar year basis. The table shows how the Fund’s average annual returns for the period compare with those of a broad measure of market performance. This information is based on past performance. Past performance (before and after taxes) does not guarantee future results. Updated performance information is available on the Fund’s website at bridgewayfunds.com or by calling 800-661-3550.

Omni Small-Cap Value Fund

Year by Year % Returns as of 12/31 of Each Year

Return from 1/1/20 through 9/30/20 was -24.78%.

During the periods illustrated in this bar chart, the Fund’s highest quarterly return and lowest quarterly return were:

	Quarter	Total Return
Highest Return:	Q4 16	17.66%
Lowest Return:	Q4 18	-22.31%

Average Annual Total Returns (For the period ended 12/31/19)

	1 Year	5 Year	Since Inception 8/31/11
Return Before Taxes	13.89%	4.67%	10.17%
Return After Taxes on Distributions[1]	13.62%	3.75%	9.13%
Return After Taxes on Distributions and Sale of Fund Shares[1]	8.41%	3.59%	8.20%
Russell 2000® Value Index (reflects no deductions for fees, expenses or taxes)	22.39%	6.99%	11.06%

1 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement plans.

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FUND SUMMARY: OMNI SMALL-CAP VALUE FUND

Management of the Fund

Investment Adviser:

Bridgeway Capital Management, Inc.

Portfolio Managers:

The Fund is team managed jointly and primarily by the Adviser’s investment management team.

Name	Title	Length of Service
John Montgomery	Chief Investment Officer, Portfolio Manager	Since Fund inception (2011)
Christine L. Wang, CFA, CPA	Portfolio Manager	Since Fund inception (2011)
Elena Khoziaeva, CFA	Portfolio Manager	Since 2013
Michael Whipple, CFA, FRM	Portfolio Manager	Since 2013

Purchase and Sale of Fund Shares:

There is no minimum dollar amount required to invest in the Fund. The Fund is generally available for investment only by institutional clients, clients of approved registered investment advisors, clients of financial institutions and a limited number of certain other investors, such as health savings accounts, as approved by the Adviser. In general, eligible investors can buy or sell (redeem) shares of the Fund by mail, wire or telephone on any business day.

Tax Information:

The Fund intends to make distributions that may be taxed to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Withdrawals from such tax-advantaged arrangements may be taxed as ordinary income when withdrawn from the account.

Financial Intermediary Compensation:

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for providing shareholder services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. Ask your broker/dealer or other intermediary or visit your financial intermediary’s website for more information.

6	Prospectus | October 31, 2020

FUND SUMMARY: OMNI TAX-MANAGED SMALL-CAP VALUE FUND

Investment Objective:

The Omni Tax-Managed Small-Cap Value Fund (the “Fund”) seeks to provide long-term total return on capital, primarily through capital appreciation.

Fees and Expenses of the Fund:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (paid directly from your investment)
Sales Charge (Load) Imposed on Purchases	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fees	None
Exchange Fees	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Distribution and/or Service (12b-1) Fees	None
Acquired Fund Fees and Expenses[1]	0.01%
Other Expenses	0.24%
Total Annual Fund Operating Expenses	0.75%
Fee Waiver and/or Expense Reimbursement[2]	(0.14%	)
Total Annual Fund Operating Expenses (After Fee Waiver/Expense Reimbursement)[3]	0.61%

1 Acquired Fund Fees and Expenses are expenses incurred by the Fund through its ownership of shares in other investment companies, including business development companies.

2 Bridgeway Capital Management, Inc. (the “Adviser”), the investment adviser to the Fund pursuant to its Management Agreement with Bridgeway Funds, is contractually obligated to waive fees and/or pay Fund expenses, if necessary, to ensure that net expenses do not exceed 0.60%. Fees and expenses attributable to investments in other funds (i.e., “Acquired Fund Fees and Expenses”) are not included in the 0.60% expense limitation. The expense limitation cannot be changed or eliminated without shareholder approval. The Fund is authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the Adviser waived the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation in effect at the time of the waiver or the current expense limitation, if different.

3 Total Annual Fund Operating Expenses (After Fee Waiver/Expense Reimbursement) do not correlate to the expense ratio in the Financial Highlights, which reflects operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The

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FUND SUMMARY: OMNI TAX-MANAGED SMALL-CAP VALUE FUND

Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years

$62	$195	$340	$762

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 63% of the average value of its portfolio.

Principal Investment Strategies:

The Fund invests in a broad and diverse group of small-cap stocks that the Adviser determines to be value stocks. Value stocks are those the Adviser determines are priced cheaply relative to some financial measures of worth, such as the ratio of price to book, price to earnings, price to sales, or price to cash flow. The Adviser uses a market capitalization approach to weight the securities in the Fund’s portfolio. This means that a security’s weight in the Fund’s portfolio at the time of purchase is roughly proportional to its market capitalization relative to the other securities in the portfolio. Under normal circumstances, the Fund invests 80% of its net assets (plus borrowings for investment purposes) in equity or equity-related securities (“common stocks”) of small-cap companies at the time of purchase. For purposes of the Fund’s investments, the Adviser considers small-cap stocks to be those of companies that have a market capitalization generally in the lowest 15% of total market capitalization or smaller than the 1,000th largest U.S. company, whichever results in the higher market capitalization break. As of September 30, 2020, the stocks in this group had a market capitalization of less than $11.9 billion. This dollar amount will change with market conditions. The Adviser selects stocks for the Fund using a statistical approach. The Fund primarily invests in small-cap stocks that are listed on the New York Stock Exchange, the NYSE American and NASDAQ.

The Adviser’s tax management strategies seek to minimize the distribution of capital gains, within the constraints of the investment objective and small company focus, by offsetting capital gains with capital losses, minimizing short-term capital gains, and reducing the receipt of dividends when possible.

The Adviser will not necessarily sell a stock if it “migrates” to a different market capitalization category after purchase. As a result, due to such “migration” or other market movements, the Fund may have less than 80% of its assets in small-cap stocks at any point in time.

8	Prospectus | October 31, 2020

FUND SUMMARY: OMNI TAX-MANAGED SMALL-CAP VALUE FUND

Use of the term “omni” in the name refers to the fact that the Fund intends to invest in a broad and diverse group of small-cap value stocks that approximately reflect the risk and return of all small-cap value stocks as a whole.

Although the Fund seeks investments across a number of sectors, from time to time, based on economic conditions and portfolio positioning to reflect a profile of a universe of stocks, the Fund may have significant positions in particular sectors.

The Fund may invest up to 15% of its total assets in foreign securities. For purposes of the Fund’s investments, “foreign securities” means those securities issued by companies: (i) that are domiciled in a country other than the United States; and (ii) that derive 50% or more of their total revenue from activities outside of the United States.

Principal Risks:

Market Risk—The value of the Fund’s shares will fluctuate as a result of the movement of the overall stock-market or of the value of the individual securities held by the Fund, and shareholders could lose money. This may be due to numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuation of other stock markets around the world. The global pandemic outbreak of an infectious respiratory illness caused by a novel coronavirus known as COVID-19 has resulted in substantial market volatility and global business disruption, affecting the global economy and the financial health of individual companies in significant and unforeseen ways. The duration and future impact of COVID-19 are currently unknown, which may exacerbate the other risks that apply to the Fund and could negatively affect Fund performance and the value of your investment in the Fund.

Small-Cap Company Risk—Investing in small-cap stocks may involve greater volatility and risk than investing in large- or mid-cap stocks because small-cap companies may have less management experience, limited financial resources and minimal product diversification.

Value Stocks Risk—Value investing carries the risk that the market will not recognize a security’s intrinsic value for a long time or that a stock judged to be undervalued by various value measures may actually be appropriately priced. In addition, value stocks as a group may be out of favor at times and underperform the overall equity market for long periods while the market concentrates on other types of stocks, such as “growth” stocks.

Sector Risk—Companies with similar characteristics may be grouped together in broad categories called sectors. A certain sector may underperform other sectors or the market as a whole. As the Adviser allocates more of the Fund’s portfolio holdings to a particular sector, the Fund’s performance will be more susceptible to any economic, business or other developments which generally affect that sector.

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FUND SUMMARY: OMNI TAX-MANAGED SMALL-CAP VALUE FUND

Tax Management Strategy Risk—Tax management strategies carry the risk of altering investment decisions and affecting portfolio holdings and may result in lower returns, as compared to funds that are not tax managed. There is no guarantee that the tax management strategies will achieve better after-tax results compared to a fund that is not tax managed.

Management and Operational Risk—The Adviser uses statistical analyses and models to select investments for the Fund. Any imperfections, errors or limitations in the models or analyses and therefore any decisions made in reliance on such models or analyses could expose the Fund to potential risks. In addition, the models used by the Adviser assume that certain historical statistical relationships will continue. These models are constructed based on historical data supplied by third parties and, as a result, the success of relying on such models may depend heavily on the accuracy and reliability of the supplied historical data.

Foreign Securities Risk—Investments in foreign securities can be more volatile than investments in U.S. securities. Foreign securities can be adversely affected by political, economic and market developments abroad that may not necessarily affect the U.S. economy or companies located in the United States.

Performance: The bar chart and table below provide an indication of the risk of investing in the Fund. The bar chart shows how the Fund’s performance has varied on a calendar year basis. The table shows how the Fund’s average annual returns for the period compare with those of a broad measure of market performance. This information is based on past performance. Past performance (before and after taxes) does not guarantee future results. Updated performance information is available on the Fund’s website at bridgewayfunds.com or by calling 800-661-3550.

Omni Tax-Managed Small-Cap Value Fund

Year by Year % Returns as of 12/31 of Each Year

Return from 1/1/20 through 9/30/20 was -26.97%.

10	Prospectus | October 31, 2020

FUND SUMMARY: OMNI TAX-MANAGED SMALL-CAP VALUE FUND

During the periods illustrated in this bar chart, the Fund’s highest quarterly return and lowest quarterly return were:

	Quarter	Total Return
Highest Return:	Q4 16	17.35%
Lowest Return:	Q4 11	-23.50%

Average Annual Total Returns (For the period ended 12/31/19)

	1 Year	5 Year	Since Inception 12/31/10
Return Before Taxes	14.28%	5.19%	8.25%
Return After Taxes on Distributions[1]	14.16%	4.32%	7.50%
Return After Taxes on Distributions and Sale of Fund Shares[1]	8.54%	4.00%	6.62%
Russell 2000® Value Index (reflects no deductions for fees, expenses or taxes)	22.39%	6.99%	9.12%

1 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement plans.

Management of the Fund

Investment Adviser:

Bridgeway Capital Management, Inc.

Portfolio Managers:

The Fund is team managed jointly and primarily by the Adviser’s investment management team.

Name	Title	Length of Service
John Montgomery	Chief Investment Officer, Portfolio Manager	Since Fund inception (2010)
Christine L. Wang, CFA, CPA	Portfolio Manager	Since Fund inception (2010)
Elena Khoziaeva, CFA	Portfolio Manager	Since 2013
Michael Whipple, CFA, FRM	Portfolio Manager	Since 2013

www.bridgewayfunds.com	11

FUND SUMMARY: OMNI TAX-MANAGED SMALL-CAP VALUE FUND

Purchase and Sale of Fund Shares:

There is no minimum dollar amount required to invest in the Fund. The Fund is generally available for investment only by institutional clients, clients of approved registered investment advisors, clients of financial institutions and a limited number of certain other investors, such as health savings accounts, as approved by the Adviser. In general, eligible investors can buy or sell (redeem) shares of the Fund by mail, wire or telephone on any business day.

Tax Information:

The Fund intends to make distributions that may be taxed to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Withdrawals from such tax-advantaged arrangements may be taxed as ordinary income when withdrawn from the account.

Financial Intermediary Compensation:

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for providing shareholder services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. Ask your broker/dealer or other intermediary or visit your financial intermediary’s website for more information.

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ADDITIONAL FUND INFORMATION

Investment Objectives:

Each Fund seeks to provide long-term total return on capital, primarily through capital appreciation. Each Fund’s investment objective may be changed by the Board of Directors of Bridgeway Funds (“Board of Directors”) without shareholder approval. Each Fund will notify shareholders at least 60 days prior to any change in its investment objective.

Principal Investment Strategies:

The Funds invest in a broad and diverse group of small-cap stocks that the Adviser determines to be value stocks. Value stocks are those the Adviser determines are priced cheaply relative to some financial measures of worth, such as the ratio of price to book, price to earnings, price to sales, or price to cash flow. The Adviser uses a market capitalization approach to weight the securities in each Fund’s portfolio. This means that a security’s weight in a Fund’s portfolio at the time of purchase is roughly proportional to its market capitalization relative to the other securities in the portfolio. For example, a small-cap stock with a higher relative market capitalization generally will have a greater representation in a Fund. However, the Adviser may modify weights based on a consideration of various factors it deems appropriate.

Under normal circumstances, each Fund invests 80% of its net assets (plus borrowings for investment purposes) in equity or equity-related securities (“common stocks”) of small-cap companies at the time of purchase. For purposes of the Funds’ investments, the Adviser considers small-cap stocks to be those of companies that have a market capitalization generally in the lowest 15% of total market capitalization or smaller than the 1,000th largest U.S. company, whichever results in the higher market capitalization break. As of September 30, 2020, the stocks in this group had a market capitalization less than $11.9 billion. This dollar amount will change with market conditions. The Adviser selects stocks for each Fund using a statistical approach. The Funds primarily invest in small-cap stocks that are listed on the New York Stock Exchange, the NYSE American and NASDAQ.

The Adviser’s tax management strategies for the Omni Tax-Managed Small-Cap Value Fund seek to minimize the distribution of capital gains, within the constraints of the investment objective and small company focus, by offsetting capital gains with capital losses, minimizing short-term capital gains, and reducing the receipt of dividends when possible.

After a defined holding period, positions that no longer meet a Fund’s value definition are exited. The Adviser will not necessarily sell a stock if it “migrates” to a different market capitalization category after purchase. As a result, due to such “migration” or other market movements, each Fund may have less than 80% of its assets in small-cap stocks at any point in time.

Each Fund takes advantage of the belief that equity investing should be for the long run and tries to capture systematic or asset class sources of returns rather than

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ADDITIONAL FUND INFORMATION

trying to generate extra returns through stock picking. This approach is sometimes referred to as “passive, asset-class investing”. Use of the term “omni” in the name refers to the fact that each Fund intends to invest in a broad and diverse group of small-cap value stocks that approximately reflect the risk and return of all small-cap value stocks as a whole.

Although the Funds seek investments across a number of sectors, from time to time, based on economic conditions and portfolio positioning to reflect a profile of a universe of stocks, the Funds may have significant positions in particular sectors.

Each Fund may invest up to 15% of its total assets in foreign securities. For purposes of a Fund’s investments, “foreign securities” means those securities issued by companies: (i) that are domiciled in a country other than the United States; and (ii) that derive 50% or more of their total revenue from activities outside of the United States.

Each Fund will notify shareholders at least 60 days prior to any change in its policy of investing at least 80% of its assets in the types of securities described above.

Who Should Invest: The Adviser believes that the Funds are more appropriate as long-term investments (at least five years, but ideally ten years or more) for investors who want exposure to the asset class of small, value-oriented stocks, while incurring low costs. They are not appropriate investments for short-term investors, those trying to time the market, or those who would panic during a major market correction.

Principal Risks:

There is no guarantee that each Fund will meet its investment objective. The following risk disclosures supplement and expand upon the principal risks of investing in each Fund, as identified in the “Fund Summaries” section of this prospectus. Each Fund may invest in or use other types of investments or strategies not shown above that do not represent principal investment strategies or raise principal risks. More information about these non-principal investments, strategies and risks is available in the Funds’ Statement of Additional Information (“SAI”).

Market Risk: Each Fund could lose value if the individual securities in which it has invested and/or the overall stock markets on which the stocks trade decline in price. Stocks and stock markets may experience short-term volatility (price fluctuation) as well as extended periods of price decline or little growth. Individual stocks are affected by many factors, including:

•	corporate earnings;
•	production;
•	management;
•	sales; and
•	market trends, including investor demand for a particular type of stock, such as growth or value stocks, small-or large-cap stocks, or stocks within a particular industry.

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ADDITIONAL FUND INFORMATION

Market risks, including political, regulatory, market, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Funds’ investments. In addition, turbulence in financial markets and reduced liquidity in the markets may negatively affect many issuers, which could adversely affect the Funds. These risks may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) adversely interrupt the global economy; in these and other circumstances, such events or developments might affect companies world-wide and therefore can affect the value of the Funds’ investments.

The global pandemic outbreak of an infectious respiratory illness caused by a novel coronavirus known as COVID-19 has resulted in substantial market volatility and global business disruption, affecting the global economy and the financial health of individual companies in significant and unforeseen ways. COVID-19 has resulted in, among other things, travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, significant disruptions to business operations, market closures, cancellations and restrictions, supply chain disruptions, lower consumer demand, and significant volatility and declines in global financial markets, as well as general concern and uncertainty. Instability in the United States, European and other credit markets has made it more difficult for borrowers to obtain financing or refinancing on attractive terms or at all. In particular, because of the current conditions in the credit markets, borrowers may be subject to increased interest expenses for borrowed money and tightening underwriting standards. The COVID-19 pandemic could continue to inhibit global, national and local economic activity, and constrain access to capital and other sources of funding. Various recent government interventions have been aimed at curtailing the distress to financial markets caused by the COVID-19 outbreak. There can be no guarantee that these or other economic stimulus plans (within the United States or other affected countries throughout the world) will be sufficient or will have their intended effect. In addition, an unexpected or quick reversal of such policies could increase market volatility, which could adversely affect a Fund’s investments. The duration and future impact of COVID-19 are currently unknown, which may exacerbate the other risks that apply to a Fund and could negatively affect Fund performance and the value of your investment in a Fund.

Sector Risk: Companies with similar characteristics may be grouped together in broad categories called sectors. A certain sector may underperform other sectors or the market as a whole. As the Adviser allocates more of a Fund’s portfolio holdings to a particular sector, a Fund’s performance will be more susceptible to any economic, business or other developments which generally affect that sector.

Small-Cap Company Risk: Investing in small-cap companies may involve greater risk than investing in large- or mid-cap companies due to smaller companies possibly

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ADDITIONAL FUND INFORMATION

having less management experience, limited financial resources, minimal product diversification and few competitive strengths. Therefore, securities of small-cap companies may be and have historically been more volatile and less liquid than those of large- and mid-cap companies.

Value Stocks Risk: Over time, a value investing style may go in and out of favor, causing the Funds to sometimes underperform other equity funds that use different investing styles. Value stocks can react differently to issuer, political, market and economic developments than the market overall and other types of stocks (e.g., growth stocks). In addition, the Funds’ value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time or that a stock judged to be undervalued by various value measures may actually be appropriately priced. The Funds are subject to the risk that they will underperform other kinds of investments for a period of time, especially in a market downturn. Based on historical data, such periods of underperformance may persist for multiple years.

Tax Management Strategy Risk (Omni Tax-Managed Small-Cap Value Fund): The tax management strategies may alter investment decisions and affect portfolio holdings, when compared to those of non-tax managed mutual funds. The Adviser anticipates that performance of the tax managed strategy may deviate from that of a similar fund that is not tax managed. There is no guarantee that the tax management strategies will achieve better after-tax results compared to a fund that is not tax managed.

Management and Operational Risk: The Adviser uses statistical analyses and models to select investments for the Funds. Any imperfections, errors or limitations in the models or analyses and therefore any decisions made in reliance on such models or analyses could expose the Funds to potential risks. In addition, the models used by the Adviser assume that certain historical statistical relationships will continue. These models are constructed based on historical data supplied by third parties and, as a result, the success of relying on such models may depend heavily on the accuracy and reliability of the supplied historical data.

Foreign Securities Risk: Investments in foreign securities can be more volatile than investments in U.S. securities. Foreign securities have additional risk, including exchange rate changes, political and economic upheaval, the relative lack of information about the companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Temporary Investments:

Each Fund generally will be fully invested in accordance with its objective and strategies. However, each Fund may invest without limit in cash or money market cash equivalents pending investment of cash balances or in anticipation of possible redemptions. Each Fund may also, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. The use of

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ADDITIONAL FUND INFORMATION

temporary investments and temporary defensive positions therefore is not a principal strategy as it prevents a Fund from fully pursuing its investment objective, and a Fund may miss potential market upswings.

Commodity Exchange Act Exclusion:

Bridgeway Funds has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) with respect to each Fund and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.

Selective Disclosure of Portfolio Holdings:

A description of the Bridgeway Funds’ policies and procedures regarding the release of portfolio holdings information is available in the SAI.

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MANAGEMENT OF THE FUNDS

The Board of Directors oversees the Funds’ management, decides on matters of general policy and reviews the activities of the Adviser. Bridgeway Capital Management, Inc. (“Bridgeway Capital Management”), 20 Greenway Plaza, Suite 450, Houston, Texas 77046, acts as the investment adviser to the Funds pursuant to a Management Agreement approved by the Board of Directors. A discussion regarding the basis for the Board of Directors approving the Management Agreement for each Fund is available in the Funds’ annual report to shareholders for the fiscal year ended June 30, 2020.

The Adviser is responsible for the investment and reinvestment of the Funds’ assets and provides personnel and certain administrative services for the operation of the Funds’ daily business affairs. The Adviser formulates and implements a continuous investment program for each Fund consistent with its investment objectives, policies and restrictions. For the Omni Small-Cap Value Fund and Omni Tax-Managed Small-Cap Value Fund for the fiscal year ended June 30, 2020, the Adviser received an investment management fee 0.32% and 0.31%, respectively, of each Fund’s average daily net assets, after taking into account any applicable contractual management fee waivers and voluntary expense caps.

The Adviser, pursuant to its Management Agreement with each Fund, is contractually obligated to waive fees and/or pay Fund expenses, if necessary, to ensure that net expenses do not exceed the following fiscal year expense ratios for each Fund (the “Expense Limitation”). The Expense Limitation cannot be changed or eliminated without shareholder approval.

Portfolio	Expense Limitation[1]
Omni Tax-Managed Small-Cap Value Fund[2]	0.60%
Omni Small-Cap Value Fund[2]	0.60%

1 Fees and expenses attributable to investments in other funds (i.e., “Acquired Fund Fees and Expenses”) are not included in the 0.60% expense limitation.

2 The Fund is authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the Adviser waived the fees or reimbursed the expenses, and the reimbursements do not cause the Fund to exceed the expense limitation in effect at the time of the waiver or the current expense limitation, if different.

Effective January 1, 2020 (the “Effective Date”), the Adviser voluntarily agreed to waive fees and/or pay Fund expenses in an additional amount such that the net fiscal year expense ratio for each of the Funds (management fees and other expenses less the contractual waiver and voluntary waiver) does not exceed 0.47%. Total expenses are the expenses accrued daily by the accounting agent and exclude trading costs (e.g., commissions and other trading costs), as well as Acquired Fund Fees and Expenses. For the fiscal year ending June 30, 2020, the 0.47% voluntary expense cap was applied from the Effective Date through June 30, 2020 and not for the entire fiscal year. This voluntary expense cap may be changed or eliminated at any time by the Adviser.

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MANAGEMENT OF THE FUNDS

Who is the Investment Management Team?

The Investment Management Team firmly believes that equity investing should be for the long run. For each Fund, the team focuses on trying to capture systematic sources of stock returns rather than trying to generate extra returns through stock picking or market timing, while efficiently managing trading costs and portfolio turnover. The team has significant experience in this style of investing, sometimes referred to as “passive, asset-class investing”.

Collectively, the following individuals are jointly and primarily responsible for the day-to-day management of each Fund’s portfolio. Roles and responsibilities rotate to build team depth and skills.

John Montgomery is the Chief Investment Officer and Portfolio Manager for the Funds and has held that position since each Fund’s inception. John founded the Adviser in 1993 and has worked at the Adviser since its inception. He holds a BS in Engineering and a BA in Philosophy from Swarthmore College and graduate degrees from MIT and Harvard Business School.

Christine L. Wang, CFA, CPA, is a Portfolio Manager and began working for the Adviser in 2008. Her responsibilities include portfolio management, investment research, and statistical modeling. Christine holds an MS in Accounting from the University of Virginia and a BA in Sociology and Managerial Studies from Rice University. Christine is a Certified Public Accountant licensed in the state of Texas. Prior to joining the Adviser, Christine worked for a public accounting firm with a focus on energy trading and risk management from 2004 to 2008.

Elena Khoziaeva, CFA, is a Portfolio Manager and began working at the Adviser in 1998. Her responsibilities include portfolio management, investment research, and statistical modeling. Elena earned a Bachelor of Economic Sciences degree from Belarussian State Economic University in Minsk and graduated with highest honors from the University of Houston with an MBA in accounting.

Michael Whipple, CFA, FRM, is a Portfolio Manager and began working at the Adviser in 2002. His responsibilities include portfolio management, investment research, and statistical modeling. He holds a BS in Accountancy and Finance from Miami University in Ohio. Michael worked in public accounting with a focus in auditing from 1993 to 2000 before attending the University of Chicago Booth School of Business from 2000 to 2002, where he earned his MBA.

Additional Information About the Portfolio Managers

The SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by them, and their ownership of shares of each of the Bridgeway Funds, if any.

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MANAGEMENT OF THE FUNDS

Who is Bridgeway Capital Management?

Bridgeway Capital Management (the “Adviser”), a Texas corporation, was incorporated in 1993. The Adviser believes principles are the foundation of prosperity. The firm offers intelligently designed investment strategies, sub-advisory services, and mutual funds to select institutions and advisers. Committed to community impact, the Adviser donates 50% of its profits to non-profit and charitable organizations. The Adviser practices relational investing, an approach that bridges the gap between investment results and returns for humanity by taking an innovative approach to asset management.

For nearly 30 years, the Adviser has followed a disciplined, statistical process, grounded in academic theory and fundamental data, which has resulted in long-term outcomes. Putting investors’ interests first is a hallmark of the firm’s servant leadership culture and core values of integrity, performance, efficiency, and service.

Both the Funds and the Adviser are committed to a mission statement that places integrity above every other business value. Due to actual or perceived conflicts of interest, the Funds and the Adviser:

•	do not take part in directed brokerage arrangements,
•	do not participate in any pre-arranged soft dollar arrangements, or
•	do not have brokerage relationships with any affiliated organizations.

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SHAREHOLDER INFORMATION

Net Asset Value (NAV)

The NAV per share of each Fund is the value of the Fund’s investments plus other assets, less its liabilities, divided by the number of Fund shares outstanding. In determining the NAV, each Fund’s assets are valued primarily on the basis of market quotations. In cases of trading halts or in other circumstances when quotations are not readily available or are deemed unreliable for a particular security, the fair value of the security will be determined based on procedures established by the Board of Directors. Specifically, if a market value is not available for a security, the security will be valued at fair value as determined in good faith by or under the direction of the Board of Directors. The valuation assigned to a fair valued security for purposes of calculating a Fund’s NAV may differ from the security’s most recent closing market price and from the prices used by other mutual funds to calculate their NAVs. To the extent the Funds invest in other investment companies, the NAV of the investment companies in which each Fund invests will be included in the calculation of the Fund’s NAV. The prospectuses of those investment companies explain the circumstances under which those investment companies will use fair value pricing and the effects of using fair value pricing.

Because each Fund charges no sales loads, the price you pay for shares is a Fund’s NAV. The Funds are open for business every day the New York Stock Exchange (“NYSE”) is open. The Funds do not calculate NAV on the following days: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Christmas Day, and any other day when the NYSE is closed. Every buy or sell order you place in good order will be processed at the next NAV calculated after your order has been received by each Fund or its agent.

The NAV is calculated for each Fund at the end of regular trading on the NYSE on business days, usually 4:00 p.m. Eastern time. In rare and unforeseen situations that prevent the NYSE from being open during a regular trading day, each Fund may, but is not required to, calculate its NAV. In such a situation, whether or not a Fund calculates its NAV may depend on whether the exchanges on which Fund holdings trade are open. If the NYSE begins an after-hours trading session, the Board of Directors has set closing price procedures. Mutual fund marketplaces and members of the National Securities Clearing Corporation (“NSCC”) may have an earlier cut-off time for pricing a transaction. Foreign markets may be open on days when U.S. markets are closed; therefore, the value of foreign securities owned by a Fund could change on days when you cannot buy or sell Fund shares. The NAV of each Fund, however, will only change when it is calculated at the NYSE daily close.

Rule 12b-1 and Shareholder Services Fees

On October 15, 1996, Bridgeway Funds’ shareholders approved a 12b-1 Plan that permitted the Adviser to pay up to 0.25% of each Bridgeway Fund’s average daily assets for sales and distribution of its shares. In this plan, the Adviser agreed to pay

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SHAREHOLDER INFORMATION

directly all distribution costs associated with Class N shares, which is currently the only class of shares outstanding. This plan has been re-approved each year by the Board of Directors, including a majority of those Directors who are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act.

On October 1, 2003, Bridgeway Funds’ shareholders approved modification of the 12b-1 Plan to permit selected Bridgeway Funds to add additional classes of Fund shares with a maximum 0.25% 12b-1 fee. This fee is payable by shareholders who purchase shares through distribution channels that charge distribution and account servicing fees versus “no or low cost” alternatives. Currently, there are no classes of Fund shares subject to this 12b-1 fee.

Policy Regarding Excessive or Short-Term Trading of Fund Shares

The Board of Directors has adopted and implemented policies and procedures to detect, discourage and prevent short-term or frequent trading (often described as “market timing”) in the Funds.

The Funds do not accommodate market timing and are not designed for professional market timing organizations, individuals, or entities using programmed or frequent exchanges or trades. Frequent exchanges or trades may be disruptive to the management of the Funds and can raise their expenses. The Funds reserve the right to reject any purchase order, including exchange purchases, with respect to market timers and reserves the right to determine, in their sole discretion, that an individual, group or entity is or has acted as a market timer.

Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, a Fund may consider the following activities to be excessive trading:

•	The sale or exchange of shares within a short period of time after the shares were purchased;
•	A series of transactions indicative of an excessive trading pattern or strategy; or
•	The Fund reasonably believes that a shareholder or person has engaged in such practices in connection with other Bridgeway Funds.

A Fund may be more or less affected by short-term trading in Fund shares, depending on various factors such as the size of the Fund, the amount of assets the Fund typically maintains in cash or cash equivalents, the dollar amount, number, and frequency of trades in Fund shares and other factors. Short-term and excessive trading of Fund shares may present various risks to the Funds, including:

•	potential dilution in the value of Fund shares,
•	interference with the efficient management of a Fund’s portfolio, and
•	increased brokerage and other transaction costs.

The Funds may invest in equities that have low liquidity and therefore may be more susceptible to these risks.

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SHAREHOLDER INFORMATION

The Funds currently monitor trade activity to reduce the risk of market timing.

When a pattern of short-term or excessive trading activity or other trading activity deemed harmful or disruptive to the Funds by an investor is detected, the Adviser may prohibit that investor from future purchases in the Funds or limit or terminate the investor’s exchange privilege. The detection of these patterns and the banning of further trading are inherently subjective and therefore involve some selectivity in their application. The Adviser seeks to make such determinations in a manner consistent with the interests of the Funds’ long-term shareholders.

There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the Adviser may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through omnibus accounts maintained by broker-dealers or other financial intermediaries (see discussion below).

Market Timing Through Financial Intermediaries. Shareholders are subject to the Funds’ policy prohibiting frequent trading or market timing regardless of whether they invest directly with the Funds or indirectly through a financial intermediary such as a broker-dealer, a bank, an investment adviser or an administrator or trustee of a 401(k) retirement plan that maintains an omnibus account with the Funds for trading on behalf of its customers. To the extent required by applicable regulation, the Funds (or an agent of the Funds) enter into agreements with financial intermediaries under which the intermediaries agree to provide information about Fund share transactions effected through the financial intermediary. While the Funds (or an agent of the Funds) monitor accounts of financial intermediaries and will encourage financial intermediaries to apply the Funds’ policy prohibiting frequent trading or market timing to their customers who invest indirectly in the Funds, the Funds are limited in their ability to monitor the trading activity, enforce the Funds’ policy prohibiting frequent trading or enforce any applicable redemption fee with respect to customers of financial intermediaries. Certain financial intermediaries may be limited with respect to their monitoring systems and/or their ability to provide sufficient information from which to detect patterns of frequent trading potentially harmful to a Fund. For example, should it occur, the Funds may not be able to detect frequent trading or market timing that may be facilitated by financial intermediaries or it may be more difficult to identify in the omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. In certain circumstances, financial intermediaries such as 401(k) plan providers may not have the technical capability to apply the Funds’ policy prohibiting frequent trading to their customers. Reasonable efforts will be made to identify the financial intermediary customer engaging in frequent trading. Transactions placed through the same financial intermediary that violate the policy prohibiting frequent trading may be deemed part of a group for purposes of the Funds’ policy and may be rejected in whole or in part by the Funds. However, there can be no assurance that the Funds will be able to identify all those who trade excessively or employ a market timing strategy, and

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SHAREHOLDER INFORMATION

curtail their trading in every instance. Finally, it is important to note that shareholders who invest through omnibus accounts also may be subject to the policies and procedures of their financial intermediaries with respect to short-term and excessive trading in the Funds.

Revenue Sharing

The Adviser, from its own resources, may make payments to financial service agents as compensation for access to platforms or programs that facilitate the sale or distribution of mutual fund shares, and for related services provided in connection with such platforms and programs. These payments would be in addition to any other payments described in this prospectus. The amount of the payment may be different for different agents. These additional payments may include amounts that are sometimes referred to as “revenue sharing” payments. These payments may create an incentive for the recipient to recommend or sell shares of a Fund to you. The Board of Directors will monitor these revenue sharing arrangements as well as the payment of management fees paid by the Funds to ensure that the levels of such management fees do not involve the indirect use of the Funds’ assets to pay for marketing, promotional or related services. Because revenue sharing payments are paid by the Adviser from its legitimate profits, and not from the Funds’ assets, the amount of any revenue sharing payments is determined by the Adviser.

Please contact your financial intermediary for details about additional payments it may receive and any potential conflicts of interest. Notwithstanding the payments described above, the Adviser is prohibited from considering a broker-dealer’s sale of Fund shares in selecting such broker-dealer for the execution of Fund portfolio transactions. Also notwithstanding these arrangements, the Adviser routinely declines to participate in the most expensive “no-transaction fee” arrangements and is therefore excluded from participation in some of the highest profile “pay to play” distribution arrangements.

PURCHASING SHARES

Interested investors should contact the Funds at (800) 661-3550. The Funds are generally available for investment only by institutional clients, clients of approved registered investment advisors, clients of financial institutions and a limited number of certain other investors, such as health savings accounts, as approved by the Adviser. In general, eligible investors can buy or sell (redeem) shares of the Funds by mail, wire or telephone on any business day.

Purchase orders will not be processed unless the account application and purchase payment are received by the Funds or its agent in good order before the close of regular trading on the NYSE, generally 4:00 p.m. Eastern time. Purchase orders received after the close of the regular session of trading on the NYSE are processed at the NAV determined on the following business day. In accordance with the USA PATRIOT Act, if you fail to provide all of the required information requested in the

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SHAREHOLDER INFORMATION

current account application, your purchase order will not be processed. Additionally, federal law requires that the Funds verify and record your identifying information.

From Fund Marketplaces

All investments are subject to approval by the Adviser. Investors may purchase and redeem Fund shares through approved investment advisors with selected mutual fund marketplaces. Check with your marketplace for availability. Many Fund investors prefer investing with marketplaces for the range of investment alternatives and statement consolidation. Account minimums and other terms and conditions may apply. Check with each marketplace for a more complete list of fees that you may incur.

From Financial Service Organizations. If you are a client of an approved investment adviser, you should note that such organizations may charge a separate fee for administrative services in connection with investments in Fund shares and may impose account minimums and other requirements. These fees and requirements are in addition to those imposed by the Funds. If you are investing through an approved investment adviser, please refer to its program materials for any additional special provisions or conditions that may be different from those described in this prospectus (for example, some or all of the services and privileges described may not be available to you).

Canceled or Failed Payments. The Funds accept checks and ACH transfers at full value subject to collections. If your payment for shares is not received or you pay with a check or ACH transfer that does not clear or is later reversed, your purchase will be canceled. You will be responsible for any direct losses or expenses incurred by the Funds or the transfer agent as a result of a check or an ACH transfer that does not clear, and the Funds may redeem shares you own in the account as reimbursement. The Funds and their agents have the right to reject or cancel any purchase, exchange or redemption request due to nonpayment.

Rejection of Purchase Orders. The Funds reserve the right to refuse purchase orders for any reason. For example, the Funds may reject purchase orders for very small accounts (e.g., accounts comprised of only one share of a Fund) as well as for reasons that the Adviser feels will adversely affect its ability to manage the Funds effectively.

REDEEMING SHARES

Selling Shares. If working with a fund marketplace or financial service organization, please contact that organization directly for procedures for redeeming shares. Other investors should contact the Funds at (800) 661-3550. The Funds process redemption orders promptly, and you will generally receive redemption proceeds within a week. Delays of up to 7 days may occur in cases of very large redemptions, excessive trading or during unusual market conditions. Redemption orders received

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SHAREHOLDER INFORMATION

in proper form by the close of the regular session of trading on the NYSE, generally 4:00 p.m. Eastern time, are processed at that day’s NAV. Redemption orders received after the close of the regular session of trading on the NYSE are processed at the NAV determined on the following business day.

If you are selling shares that were recently purchased by check or through ACH, you will not be able to place a redemption request until the check has cleared, which may take up to 15 days, or the ACH transaction has been completed and is deemed unlikely to be reversed, which may take 30 or more calendar days. Please note also that an account with a purchase made by ACH may be limited to directing the delivery of subsequent redemption proceeds to the bank account associated with funding of the purchase.

The Funds generally meet redemption requests by selling portfolio securities. In cases where redemption proceeds are paid to a shareholder prior to the settlement of the portfolio security sales made to meet the redemption request, the Funds may use short-term borrowing to resolve the settlement day gap. For redemption requests over a certain amount, the Funds may pay all or a part of the redemption proceeds in-kind (i.e., in securities, rather than in cash), as described below under “Redemption of Very Large Amounts.”

You may not be able to redeem your Fund shares or Bridgeway Funds may delay paying your redemption proceeds if:

•	the NYSE is closed (other than customary weekend and holiday closings);
•	trading on the NYSE is restricted; or
•	an emergency exists (as determined by the U.S. Securities and Exchange Commission).

Redemption of Very Small Accounts. In order to reduce Fund expenses, the Board of Directors is authorized to cause the redemption of all of the shares of any shareholder whose account has declined to a value of less than $1,000 as a result of a transfer or redemption. For accounts that are valued at less than $1,000, a Fund or its representative may give shareholders 60 days prior written notice in which to purchase sufficient shares to avoid such redemption.

Redemption of Very Large Amounts. While a shareholder may redeem at any time without notice, it is important for a Fund’s operations that you call Bridgeway Funds at least a week before you redeem an amount of $250,000 or more. We must consider the interests of all Fund shareholders and reserve the right to delay delivery of your redemption proceeds—up to seven days—if the amount will disrupt a Fund’s operation or performance. If your redemptions total more than $250,000 or 1% of the net assets of a Fund within any 90-day period, the Funds reserve the right to pay part or all of the redemption proceeds above $250,000 in-kind (i.e., in securities, rather than in cash). Redemptions in-kind may, at the Adviser’s option and where requested by a shareholder, be made for redemptions less than $250,000.

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SHAREHOLDER INFORMATION

Redemptions-in-kind will either be done through a distribution of a pro rata slice of the Funds’ portfolio of securities, selected individual portfolio securities, or a representative basket of portfolio securities, and may consist of illiquid securities to the extent held by the Fund. If the Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash and will bear any market risks associated with such securities until they are converted into cash.

EXCHANGING SHARES

Exchange Privileges

If working with a fund marketplace or financial service organization, please contact that organization directly for procedures for exchanging shares. Other shareholders may sell Fund shares and buy shares of another Bridgeway Fund (also known as an exchange) by making a request in writing or by telephone (unless you declined telephone privileges on your account application). For a list of Bridgeway Funds available for exchange, please consult our website, bridgewayfunds.com or call Bridgeway Funds at 800-661-3550. Exchange purchases are subject to the minimum and subsequent investment levels applicable to the Bridgeway Fund into which you wish to exchange and any applicable fund closing commitments. Because exchanges are treated as a sale and purchase for tax purposes, they are taxable transactions.

You may exchange only between identically registered accounts (name(s), address and taxpayer ID number). You may be responsible for any unauthorized telephone order as long as the transfer agent takes reasonable measures to verify that the order is genuine.

MISCELLANEOUS INFORMATION

Retirement Accounts. The Funds offer Individual Retirement Accounts (“IRAs”) including traditional and Roth IRAs. Custodian and other account level fees may apply. Fund shares may also be an appropriate investment for other retirement plans. Before investing in any IRA or other retirement plan, you should consult your tax advisor. Whenever making an investment in an IRA, be sure to indicate the year for which the contribution is made.

Tax-Sheltered Retirement Plans. Shares of the Funds may be purchased for various types of retirement plans, including IRAs. For more complete information, contact Bridgeway Funds or the marketplaces previously described.

Health Savings Accounts. The Funds may be available through certain health savings accounts approved by the Adviser.

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SHAREHOLDER INFORMATION

Lost Accounts. The transfer agent will consider your account lost if correspondence to your address of record is returned as undeliverable on two consecutive occasions, unless the transfer agent determines your new address. When an account is “lost,” all distributions on the account will be reinvested in additional Fund shares.

Escheatment. It is important for shareholders of the Funds to periodically access their accounts and to keep their contact information current including mailing address, email address and telephone numbers. Although rules vary by state, lost accounts and/or accounts with no activity or contact for more than three years may be considered abandoned and the assets in the account may eventually be turned over to the state of the shareholder’s last known address as determined by the state’s abandoned property law. This process is known as “escheatment.” You can prevent this from happening to your account simply by keeping your address current and initiating a transaction, accessing your account via our website or by speaking to one of our shareholder service representatives.

It is important to deposit or cash distribution and/or redemption checks promptly. The amount of any outstanding distribution checks (unpaid for six months or more) will be reinvested at the then-current NAV and the checks will be canceled. However, distribution checks will not be reinvested into accounts with a zero balance. Any outstanding distribution checks or redemption checks will be held for a period of time (which may vary by state) and then escheated to the state of the shareholder’s last known address as required by the state’s abandoned property law.

Householding. To reduce expenses, we may mail only one copy of a Fund’s prospectus, each annual and semi-annual report, and other shareholder communications to those addresses shared by two or more accounts. If you wish to receive additional copies of these documents, please call us at 800-661-3550 (or contact your financial institution). We will begin sending you individual copies thirty days after receiving your request.

Dividends, Distributions and Taxes

Dividends and Distributions. Each Fund intends to qualify each year as a regulated investment company under the Internal Revenue Code. As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes to you. Each Fund expects to declare and distribute all of its net investment income, if any, to shareholders as dividends annually. Each Fund will distribute net realized capital gains, if any, at least annually, usually in December. A Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee a Fund will pay either an income dividend or a capital gains distribution. All dividends and distributions in full and fractional shares of the Funds will generally be reinvested in additional shares on the day that the dividend or distribution is paid at the next determined NAV. A direct

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SHAREHOLDER INFORMATION

shareholder may submit a written request to pay the dividend and/or the capital gains distribution to the shareholder in cash. Shareholders at fund marketplaces should contact the marketplace about their rules.

Annual Tax Statements. Each year, the Funds will send you annual tax statements (Forms 1099) of your account activity to assist you in completing your federal, state and local tax returns. Distributions declared in December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December. Prior to issuing your statements, the Funds make every effort to reduce the number of corrected forms mailed to you. However, if a Fund finds it necessary to reclassify its distributions or adjust the cost basis of any covered shares (defined below) sold or exchanged after you receive your tax statement, the Fund will send you a corrected Form 1099.

Avoid “Buying a Dividend.” At the time you purchase your Fund shares, a Fund’s net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Fund. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. For example, if you buy 500 shares in a Fund on December 15th at the Fund’s current NAV of $10 per share, and the Fund makes a capital gain distribution on December 16th of $1 per share, your shares will then have an NAV of $9 per share (disregarding any change in the Fund’s market value), and you will have to pay a tax on what is essentially a return of your investment of $1 per share. This tax treatment is required even if you reinvest the $1 per share capital gain distribution in additional Fund shares. This is known as “buying a dividend.”

Tax Considerations. Each Fund expects, based on its investment objective and strategies, that its distributions, if any, will be taxable as ordinary income, capital gains, or some combination of both. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash.

For federal income tax purposes, Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares. A portion of income dividends reported by a Fund may be qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates, provided certain holding period requirements are met.

Sale or Redemption of Fund Shares. When you sell or redeem your Fund shares, you will generally realize a capital gain or loss. For tax purposes, an exchange of your Fund shares for shares of a different Bridgeway Fund is the same as a sale. Each Fund is required to report to you and the Internal Revenue Service annually on Form 1099-B not only the gross proceeds of Fund shares you sell or redeem but also the cost basis for shares you sell or redeem that were purchased or acquired on

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SHAREHOLDER INFORMATION

or after January 1, 2012 (“covered shares”). Cost basis is calculated using the Funds’ default method of average cost, unless you instruct a Fund to use a different calculation method. Shareholders should carefully review the cost basis information provided by a Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns. If your account is held by your representative (financial advisor or other broker), please contact that representative with respect to reporting of cost basis and available elections for your account. Tax-advantaged retirement accounts are not affected. Additional information regarding cost basis reporting and available shareholder elections is available on Bridgeway’s website at bridgewayfunds.com.

Medicare Tax. An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.

Backup Withholding. By law, if you do not provide a Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains or proceeds from the sale or redemption of your shares. A Fund also must withhold if the Internal Revenue Service instructs it to do so. When withholding is required, the amount will be 24% of any distributions or proceeds paid.

State and Local Taxes. Fund distributions and gains from the sale, redemption, or exchange of your Fund shares generally are subject to state and local taxes.

Non-U.S. Investors. Non-U.S. investors may be subject to U.S. withholding tax at a 30% or lower treaty rate and U.S. estate tax, and are subject to special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits. Exemptions from U.S. withholding tax are provided for certain capital gain dividends paid by a Fund from net long-term capital gains, interest-related dividends and short-term capital gain dividends, if such amounts are reported by a Fund. However, notwithstanding such exemptions from U.S. withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 24% if you fail to properly certify that you are not a U.S. person.

Other Reporting and Withholding Requirements. Under the Foreign Account Tax Compliance Act (“FATCA”), a Fund will be required to withhold a 30% tax on income dividends made by the Fund to certain foreign entities, referred to as foreign financial institutions or non-financial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform

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SHAREHOLDER INFORMATION

the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Fund shares; however, based on proposed regulations issued by the Internal Revenue Service, which can be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). A Fund may disclose the information that it receives from its shareholders to the Internal Revenue Service, non-U.S. taxing authorities or other parties as necessary to comply with FATCA or similar laws. Withholding also may be required if a foreign entity that is a shareholder of a Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

This discussion of “Dividends, Distributions and Taxes” is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local or foreign tax consequences before making an investment in a Fund.

Tax Efficiency

The following discussion is not applicable to shareholders in tax-advantaged accounts, such as 401(k) plans and IRAs.

An important aspect of fund ownership in a taxable account is the tax efficiency of the Fund. A fund may have great performance, but if a large percentage of that return is paid in taxes, the purpose of active management may be defeated. Tax efficiency is the ratio of after-tax total returns to before-tax total returns.

Closed Fund Status

The Adviser may recommend that a Fund be closed to new investments from time to time to better control asset flows and levels.

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FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by BBD, LLP whose report, along with the Funds’ financial statements, is included in the Funds’ annual report, which is available from Bridgeway Funds upon request.

Omni Small-Cap Value

	Year Ended June 30
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$14.97	$19.83	$18.14	$14.66	$15.49

Income from investment operations:
Net investment income[a]	0.19	0.20	0.17	0.17	0.17
Net realized and unrealized gain (loss)	(3.56)	(3.61)	2.77	3.48	(0.86)

Total from investment operations	(3.37)	(3.41)	2.94	3.65	(0.69)

Less distributions to shareholders from:
Net investment income	(0.08)	(0.17)	(0.16)	(0.17)	(0.14)
Net realized gain	(0.08)	(1.28)	(1.09)	—	—

Total distributions	(0.16)	(1.45)	(1.25)	(0.17)	(0.14)

Net asset value, end of year	$11.44	$14.97	$19.83	$18.14	$14.66

Total Return[b]	(22.82% )	(16.82% )	16.75%	24.83%	(4.42% )
Ratios and Supplemental Data:
Net assets, end of year (in 000’s)	$828,480	$989,015	$913,198	$710,357	$558,286
Expenses before waivers and reimbursements	0.72%	0.70%	0.70%	0.71%	0.71%
Expenses after waivers and reimbursements	0.54%	0.60%	0.60%	0.60%	0.60%
Net investment income after waivers and reimbursements	1.46%	1.21%	0.88%	1.00%	1.17%
Portfolio turnover rate	43%	29%	24%	23%	24%

a Per share amounts calculated based on the average daily shares outstanding during the year.

b Total return would have been lower had various fees not been waived during the year.

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Omni Tax-Managed Small-Cap Value

	Year Ended June 30
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$14.43	$19.10	$17.39	$14.04	$14.65

Income from investment operations:
Net investment income[a]	0.19	0.20	0.16	0.17	0.16
Net realized and unrealized gain (loss)	(3.63)	(3.42)	2.61	3.32	(0.66)

Total from investment operations	(3.44)	(3.22)	2.77	3.49	(0.50)

Less distributions to shareholders from:
Net investment income	(0.07)	(0.20)	(0.23)	(0.14)	(0.11)
Net realized gain	—	(1.25)	(0.83)	—	—

Total distributions	(0.07)	(1.45)	(1.06)	(0.14)	(0.11)

Net asset value, end of year	$10.92	$14.43	$19.10	$17.39	$14.04

Total Return[b]	(23.98% )	(16.49% )	16.48%	24.83%	(3.42% )
Ratios and Supplemental Data:
Net assets, end of year (in 000’s)	$427,515	$608,368	$805,188	$643,215	$505,995
Expenses before waivers and reimbursements	0.74% [c]	0.72%	0.70%	0.71%	0.72%
Expenses after waivers and reimbursements	0.55% [c]	0.60%	0.60%	0.60%	0.60%
Net investment income after waivers and reimbursements	1.40%	1.18%	0.89%	1.04%	1.20%
Portfolio turnover rate	63%	42%	27%	23%	29%

a Per share amounts calculated based on the average daily shares outstanding during the year.

b Total return would have been lower had various fees not been waived during the year.

c Includes interest expense of 0.01%.

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PRIVACY POLICY

As the investment adviser and administrator for Bridgeway Funds, Inc. (the “Funds”), Bridgeway Capital Management, Inc. (the “Adviser”) invests the assets of the Funds and manages their day-to-day business. On behalf of the Funds and the Adviser (collectively, “Bridgeway”), we make the following assurances regarding your privacy.

Please read this policy carefully to understand our policies and practices regarding your information and how we will treat it.

Bridgeway’s Commitment to You.

We work hard to respect the privacy of your personal and financial data.

Not Using Your Personal Data for our Financial Gain.

Bridgeway has never sold shareholder information to any other party and we have no plans to do so in the future. We will notify you prior to making any change in this policy. As a Fund shareholder, you compensate the Adviser through a management and administrative fee; this is how we earn our money for managing yours.

The Information We Collect About You.

You typically provide personal information when you complete a Bridgeway account application or when you request a transaction that involves Bridgeway, either directly or through a fund supermarket. This information may include your:

•	Name, address (including e-mail address) and phone numbers
•	Social security or taxpayer identification number
•	Birth date and beneficiary information (for IRA applications)
•	Basic trust document information (for trusts only)
•	Account balance
•	Investment activity

In addition, by using Bridgeway’s Website we collect the following information automatically as you visit our Website through the use of cookies and other tracking technologies:

•	information about your internet address (which provides information on your geographic location) and any other identifier you have provided by which you or your household may be identified.

The foregoing bullet points are collectively referred to as “Personal Information.”

How We Use Your Personal Information.

As emphasized above, we do not sell information about current or former shareholders or their accounts to third parties. We use your information, including any Personal Information, primarily to complete your investment transactions (including processing purchases, redemptions, and exchanges) or account changes that you direct. It may be necessary to provide identifying information to companies, individuals, or groups that are not affiliated with Bridgeway. For example, if you ask

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PRIVACY POLICY

to transfer assets from another financial institution to Bridgeway, we will need to provide certain information about you to that company to complete the transaction.    In addition, we use the information that you provide to us:

•

To create, maintain, customize, and secure your account with us; to complete any account changes that you direct; and to provide you with notices and other disclosure documents related to your account such as prospectuses, proxy materials and shareholder reports.

•	To provide your account with support and to respond to any inquiries you may have, including to investigate and address your concerns and monitor and improve our responses.
•	To communicate with you about other financial products that we offer.
•	To provide, support, personalize, and develop our Website and other financial products and services.
•	To perform identity verification and detect and prevent fraud.
•	To help maintain the safety, security, and integrity of our Website, products and services, databases and other technology assets, and business.
•	For testing, research, analysis, and product development, including to develop and improve our Website, products, and services.
•	To respond to law enforcement requests and as required by applicable law, court order, or governmental regulations.
•	To evaluate or conduct a merger, reorganization, dissolution, or other sale or transfer of some or all of our assets.
•	To notify you about changes to this policy.
•	In any other way we may describe when you provided this information, or any other purpose with your consent.

Disclosure of Your Information.

When such disclosure is necessary or permitted by applicable law, we may disclose the information that you provide to us, including any Personal Information:

•

To non-affiliated contractors, service providers, or other third parties we use to support our business and perform services for us, such as processing orders for share purchases and redemptions and distribution of shareholder letters. In all such cases, we provide the third party with only the information necessary to carry out its assigned responsibilities (in the case of shareholder letters, only your name and address) and only for that purpose. We require these third parties to treat your Personal Information with the same high degree of confidentiality that we do.

•	To a buyer or other successor in the event of a merger, divestiture, restructuring, reorganization, dissolution, or other sale or transfer of some or all of Bridgeway’s assets.
•	To fulfill the purpose for which you provided it.
•	For any other purpose disclosed by us when you provided this information, or any other purpose with your consent.

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PRIVACY POLICY

We may also disclose your Personal Information:

•	To comply with any court order, law, or legal process, including to respond to any government or regulatory request.
•

If we believe disclosure is necessary or appropriate to protect the rights, property, or safety of Bridgeway, our customers, or others. This includes exchanging information with other companies and organizations for the purposes of protecting your account from fraud.

•	If you direct us to do so.

How We Safeguard Your Personal Information.

We restrict access to your information, including Personal Information, to those Bridgeway representatives who need to know the information to provide products or services to you. We maintain physical, electronic, and procedural safeguards to protect your Personal Information.

What You Can Do.

The safety and security of your Personal Information also depends on you. You are responsible for keeping your login information for our Website confidential. For your protection, we recommend that you do not provide your account information, user name, or password to anyone except a Bridgeway representative as appropriate for a transaction or to set up an account. If you become aware of any suspicious activity relating to your account, please contact us immediately.

Unfortunately, the transmission of information via the internet is not completely secure. Although we do our best to protect your Personal Information, we cannot guarantee the security of your Personal Information transmitted to our Website.

Any transmission of Personal Information is at your own risk.

Fund Marketplaces or Other Brokerage Firms.

Most Bridgeway shareholders purchase their shares through fund marketplaces. Please contact those firms for their own policies with respect to privacy issues.

We’ll Keep You Informed.

As required by federal law, we will notify shareholders of our Privacy Policy annually. We reserve the right to modify this policy at any time, but rest assured that if we do make a material change to it, we will tell you promptly. You can access our Privacy Policy from our Website.

By accessing or using this Website, you agree to this Privacy Policy, and your continued use of this Website after we make changes is deemed to be acceptance of those changes, so please check the policy periodically for updates.

Your California Privacy Rights.

If you are a California resident, California law may provide you with additional rights regarding your Personal Information. To learn more about your California privacy rights, visit: https://www.bridgeway.com/wp-content/uploads/BF-Privacy-Policy-CA.pdf

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Children under 16.

Our Website is not directed toward children. Except to the extent required to provide our products or services to you, we do not knowingly collect or utilize information from children under the age of 16.

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For More Information

The Funds’ Statement of Additional Information (“SAI”) contains more detail about policies and practices of the Funds and the Adviser, Bridgeway Capital Management. It is incorporated here by reference and is legally part of the prospectus.

Shareholder Reports, such as the Funds’ annual and semi-annual reports, provide details of our performance vs. performance benchmarks, our top ten holdings, a detailed list of holdings twice annually, and more about the Adviser’s investment strategy. The first few sentences of the Manager’s Commentary for each Fund tells you how the Fund performed in the most recent period and the Portfolio Managers’ assessment of that period.

Other documents, such as the Funds’ Code of Ethics, are also available.

To contact Bridgeway Funds for a free electronic or printed copy of these documents or for your questions regarding the Funds:

•	Consult our website: bridgewayfunds.com
•	E-mail us at: funds@bridgeway.com
•	Write to us at: Bridgeway Funds, Inc.

c/o BNY Mellon Investment Servicing (US) Inc.

P.O. Box 9860

Providence, RI 02940-8060

•	Call us at: 800-661-3550

Information provided by the Securities and Exchange Commission (SEC)

You can review and obtain copies of Fund documents (including the SAI) from the SEC on the EDGAR Database via the internet at www.sec.gov or by sending an electronic request to the following email address: publicinfo@sec.gov. The SEC charges a fee to copy any documents.

BRIDGEWAY FUNDS, INC. c/o BNY Mellon Investment Servicing (US) Inc. P.O. Box 9860 Providence, RI 02940-8060 800-661-3550	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM BBD, LLP 1835 Market Street, 3rd Floor Philadelphia, PA 19103

DISTRIBUTOR Foreside Fund Services, LLC Three Canal Plaza, Suite 100 Portland, ME 04101	LEGAL COUNSEL Stradley Ronon Stevens & Young, LLP 2000 K Street, N.W., Suite 700 Washington, DC 20006

Bridgeway Funds’ Investment Company Act file number is 811-08200.

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